                                                                    Exhibit 10.2

THE BOEING COMPANY                                           Acceptance Reqd |X|
DEFENSE & SPACE GROUP
P.O. BOX 240002                                   Special contract instructions
HUNTSVILLE, AL 35824-8402                              are attached hereto

ATTN:  HARRY "BUDDY" W. SCHUBELE III
DYNACS ENGINEERING CO INC
28870 U.S. HWY. 19 N.
SUITE 405
CLEARWATER FL 34621

SUPPLIER COPY              PURCHASE CONTRACT NO.          PCC          PAGE
                                  HX3259                  04             1
-------------------------------------------------------------------------------
                                             CONFIRM DATE          RELEASE DATE
PURCHASE CONTRACT CHANGE                                              04/21/95
-------------------------------------------------------------------------------
ADDRESS ALL INQUIRIES TO BUYER:     STATE SALES OR USE TAX STATUS
T. A. KELLY                         |_|   SUBJECT TO   TAX
                                    |X|   FOR RESALE NOT SUBJECT TO TX TAX
-------------------------------------------------------------------------------
MAIL STOP                AREA CODE/PHONE NO.             CERT NO.
  HF-96                   (713) 280-7582              1-91-0425694-6
-------------------------------------------------------------------------------
PAYMENT TERMS                                  SHIPPING TOLERANCE
NET 30 DAYS                                    OVER   % UNDER   %
-------------------------------------------------------------------------------
PRIME CONTRACT NO.                             RATING ALLOTMENT
NAS 15-10000                                       DO-C9
-------------------------------------------------------------------------------
SHIP VIA:                  F.O.B. POINT                 FREIGHT ALLOWANCE
NOT APPLICABLE             NOT APPLICABLE               NONE
-------------------------------------------------------------------------------
SHIP TO:                                         ORIGINAL PC RELEASE DATE
NONE                                                    10/31/94
-------------------------------------------------------------------------------
THE FOLLOWING CLAUSES OF FORM D1-4305-1500 (REV 01/93) ARE PART OF THIS CONTRACT A19 C17 F11 F12 G8 G15 G16 G20 G25 G26 L1 N6 P2 P14 P16 P20 P30 P32 R8 R14 R15
R17
-------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

 1      1.00      LT     TECHNICAL SUPPORT
                         FOR WBS 1.1.2                                 788704.00
                         THE WORK ORDER CHARGE IS 5 -2J3P1-1120-

 2      1.00      LT     RESERVED                                  SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J3P3-1130-

 3      1.00      LT     TECHNICAL SUPPORT
                         FOR WBS 1.2.6                             SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J2P8-1250-

 4      1.00      LT     TECHNICAL SUPPORT
                         FOR WB 1.3.1.1                            SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J2EC-1311-

 5      1.00      LT     TECHNICAL SUPPORT
                         FOR WBS 1.3.1.4                           SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J6EC-1314-

 6      1.00      LT     TECHNICAL SUPPORT
                         FOR WBS 1.3.1.5                           SEE NOTE A184

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3259            04      2
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                         THE WORK ORDER CHARGE IS 5 -2J5EC-1315-

 7      1.00      LT     TECHNICAL SUPPORT
                         FOR WBS 1.3.3.1                           SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2JOEH-1331-

 8      1.00      LT     TECHNICAL SUPPORT
                         FOR WBS 1.3.3.2                           SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J8EJ-1332-

 9      1.00      LT     TECHNICAL SUPPORT
                         (ECP'S) FOR                               SEE NOTE A184
                         WBS 1.2.9
                         THE WORK ORDER CHARGE IS 5 -2J5EA-1290-

 10     1.00      LT     TECHNICAL SUPPORT FOR WBS 1.1.1
                                                                   SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J3P0-1110-HX3259

 11     1.00      LT     TECHNICAL SUPPORT FOR 1.1.4
                                                                   SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J2EB-1140-HX3259

 12     1.00      LT     TECHNICAL SUPPORT FOR WBS 1.3.1.2
                                                                   SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J3EC-1312-HX3259

 13     1.00      LT     TECHNICAL SUPPORT FOR WBS 1.3.1.3
                                                                   SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2J4EC-1313-HX3259

 14     1.00      LT     TECHNICAL SUPPORT FOR WBS 1.4
                                                                   SEE NOTE A184
                         THE WORK ORDER CHARGE IS 5 -2JOEE-1400-HX3259

 15     1.00      LT     MOVING EXPENSES
                                                                   SEE NOTE A184

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3259            04      3
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                         TOTAL NTE $20,000.00
                         THE WORK ORDER CHARGE IS 9 -2J2P8-1260-HX3259


        A184   02.    PRICE INCLUDED IN ITEM 1

        A261   03.    ACCEPTANCE OF PRIORITY RATED ORDER

                      IN ACCORDANCE WITH 15 CFR 700.13(D), IF THIS CONTRACT HAS A DEFENSE PRIORITY RATING, IT MUST BE ACCEPTED OR REJECTED IN WRITING WITHIN TEN WORKING DAYS AFTER RECEIPT IF DO RATED OR FIVE WORKING DAYS AFTER RECEIPT IF DX RATED. IF REJECTED, THE REASON(S) FOR SUCH REJECTION SHALL BE INCLUDED IN THE NOTICE TO THE BUYER.

        A287   04.    DELETION OF DFARS CLAUSES

                      THAT SECTION OF THE "GOVERNMENT CLAUSES" CLAUSE, OF THE GENERAL PROVISIONS HEREOF, WHICH INCORPORATES DOD FAR SUPPLEMENT CLAUSES IS HEREBY DELETED.

        A322   05.    CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO
                      INFLUENCE CERTAIN FEDERAL TRANSACTIONS

                      FAR 52.203-11, "CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS," IS INCORPORATED HEREIN BY REFERENCE. SELLER'S SIGNED PROPOSAL PROVIDED THE REQUIRED CERTIFICATION.

        A355   07.    OFFSET CREDITS

                      WITH RESPECT TO WORK COVERED BY THIS CONTRACT, SELLER SHALL USE ITS BEST EFFORTS TO COOPERATE WITH BUYER IN THE FULFILLMENT OF ANY FOREIGN OFFSET PROGRAM OBLIGATION THAT BUYER MAY HAVE ACCEPTED AS A CONDITION OF ANY SALE. IN THE EVENT THAT SELLER SOLICITS BIDS AND/OR PROPOSALS FOR, OR PROCURES OR OFFERS TO PROCURE ANY GOODS OR SERVICES RELATING TO THE WORK COVERED BY THIS CONTRACT FROM ANY SOURCE OUTSIDE OF THE UNITED STATES, BUYER SHALL BE ENTITLED, TO THE EXCLUSION OF ALL OTHERS, TO ALL OFFSET/INDUSTRIAL BENEFIT CREDITS WHICH MAY RESULT FROM SUCH SOLICITATIONS, PROCUREMENTS, OR OFFERS TO PROCURE. SELLER AGREES TO TAKE ANY ACTIONS THAT MAY BE REQUIRED ON ITS PART TO ASSURE THAT BUYER RECEIVES SUCH CREDITS. SELLER FURTHER AGREES TO REPORT TO THE BUYER ANY SUCH FOREIGN PROCUREMENT ACTIVITY EXCEEDING

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3259            04      4
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      $50,000. FOREIGN PROCUREMENT INFORMATION, INCLUDING ANY NO BID OR LOST BID DATA, IS TO BE SUBMITTED TO THE BUYER'S MATERIEL REPRESENTATIVE ON A QUARTERLY BASIS.

                      YOUR QUARTERLY SUBMITTAL IS TO INCLUDE THE FOLLOWING DATA:

                              o  FOREIGN SUPPLIER (NAME AND ADDRESS)
                              o  COUNTRY
                              o  NOMENCLATURE
                              o  END ITEM/USE
                              o  REQUEST FOR PROCUREMENT/PURCHASE CONTRACT
                                 NUMBER
                              o  ISSUE/AWARD DATE
                              o  US DOLLAR VALUE

                      ALSO REQUIRED IS THE NAME, ADDRESS, AND TELEPHONE NUMBER OF YOUR COMPANY FOCAL POINT SUBMITTING THE ABOVE DATA.

        A362   08.    "MANNED SPACE FLIGHT ITEM
                      FOR USE IN MANNED SPACE FLIGHT; MATERIALS, MANUFACTURING
                      AND WORKMANSHIP OF HIGHEST QUALITY STANDARDS ARE ESSENTIAL
                      TO ASTRONAUT SAFETY.

                      IF YOU ARE ABLE TO SUPPLY THE DESIRED ITEM WITH A HIGHER QUALITY THAN THAT OF THE ITEMS SPECIFIED OR PROPOSED, YOU ARE REQUESTED TO BRING THIS FACT TO THE IMMEDIATE ATTENTION OF THE BUYER.

        A371   09.    "TRAVEL OUTSIDE OF THE UNITED STATES

                        (A) THE SELLER SHALL NOTIFY THE BUYER AT LEAST 35 DAYS IN ADVANCE OF THE START OF TRAVEL TO LOCATIONS OUTSIDE THE UNITED STATES BY SELLER EMPLOYEES THAT IS TO BE CHARGED TO THIS CONTRACT. IF THAT IS NOT POSSIBLE, THE BUYER SHALL BE NOTIFIED AS SOON AS THE TRAVEL REQUIREMENT IS IDENTIFIED.

                        (B) THE SELLER SHALL SUBMIT A TRAVEL REPORT TO THE BUYER AT THE CONCLUSION OF THE TRAVEL. THE TRAVEL REPORT SHALL BE IN THE SELLER'S FORMAT UNLESS OTHER REQUIRED CONTENTS AND DISTRIBUTION ARE IDENTIFIED BY THE BUYER."

        A393   10.    "MISSION CRITICAL SPACE SYSTEMS PERSONNEL
                      RELIABILITY PROGRAM

                      NASA FAR SUPPLEMENT 18-52.246-70, 'MISSION CRITICAL SPACE

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3259            04      5
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      SYSTEMS PERSONNEL RELIABILITY PROGRAM,' IS INCORPORATED BY REFERENCE."

        B158   11.    EMERGENCY EVACUATION PROCEDURES

                      NASA FAR SUPPLEMENT 18-52.237-70, "EMERGENCY EVACUATION PROCEDURES," IS INCORPORATED BY REFERENCE. "CONTRACTING OFFICER" MEANS CONTRACTING OFFICER OR BUYER.

        C144   12.    ACQUISITION OF CENTRALLY REPORTABLE EQUIPMENT NASA FAR
                      SUPPLEMENT 18.52.245-70, "ACQUISITION OF CENTRALLY
                      REPORTABLE EQUIPMENT," IS INCORPORATED HEREIN BY
                      REFERENCE. "CONTRACTOR" MEANS SELLER AND "CONTRACTING
                      OFFICER" MEANS BUYER.

        F272   15.    "TRANSFER OF TECHNICAL DATA AND GOODS - EXPORT CONTROL
                      REGULATIONS

                      A. IN PERFORMANCE OF WORK AUTHORIZED UNDER THIS CONTRACT, THE SELLER AND ITS SUBCONTRACTORS SHALL, AS NECESSARY, DELIVER, DISCLOSE OR TRANSFER (EXPORT) TO A FOREIGN ENTITY OR PERSON, TECHNICAL DATA, COMPUTER SOFTWARE OR EQUIPMENT PURSUANT T0 NASA CONTROL AND GUIDELINES WHICH MAY BE SUBJECT TO THE EXPORT LICENSE JURISDICTION OF THE COMMERCE DEPARTMENT EXPORT ADMINISTRATION REGULATIONS (EAR) OR THE STATE DEPARTMENT INTERNATIONAL TRAFFIC ARMS REGULATIONS
                      (ITAR).

                      B. IN PROCESSING SUCH EXPORTS, THE SELLER AND ITS SUBCONTRACTORS SHALL USE RELEVANT REGULATORY EXEMPTIONS OR OTHER APPROVALS WHICH APPLY (E.G., A GENERAL LICENSE UNDER THE EAR, OR AN EXEMPTION UNDER THE ITAR), PURSUANT TO THIS CLAUSE, AND SHALL ABIDE BY ANY REGULATORY REQUIREMENTS FOR SUCH EXPORTS. SHOULD NO REGULATORY EXEMPTION OR OTHER APPROVAL EXIST, THE SELLER SHALL INFORM NASA AND SHALL PROVIDE THE NECESSARY DOCUMENTATION IN ORDER FOR NASA TO OBTAIN ANY REQUIRED APPROVAL.

                      C. ANY EXPORT AFFECTED PURSUANT TO THIS CLAUSE SHALL BE LIMITED TO ONLY THAT TECHNICAL DATA, COMPUTER SOFTWARE AND HARDWARE NECESSARY TO DEFINE OR CARRY OUT NASA'S RESPONSIBILITIES IN THE INTERNATIONAL SPACE STATION ALPHA PROGRAM.

                      D. THE SELLER, SUBJECT TO NASA AND/OR BUYER CONTROL AND

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3259            04      6
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      GUIDELINES, IS AUTHORIZED TO PROVIDE THIS DIRECTION IN ALL SPACE STATION SUBCONTRACTS AT ANY TIER, THE PERFORMANCE OF WHICH MAY REQUIRE THE DEVELOPMENT, DELIVERY OR USE OF TECHNICAL DATA, COMPUTER SOFTWARE, HARDWARE AND FOR WHICH A NEED EXISTS TO EFFECT THE EXPORT BY THE SUBCONTRACTOR."

        F273   16.    "RIGHTS IN DATA - GENERAL, ALT, II AND ALT. III (NASA)
                      FAR 52.227-14, 'RIGHTS IN DATA - GENERAL,' AND ALTERNATES
                      II AND III THERETO, AS MODIFIED BY NASA FAR SUPP.
                      18-52.227-14 IS INCORPORATED BY REFERENCE."

        F277   17.    "IDENTIFICATION AND APPROVAL FOR USE OF RESTRICTED
                      COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE

                      A. THE SELLER SHALL IDENTIFY, IN WRITING, UPON DEFINITIZATION, ALL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, AS DEFINED IN THE 'RIGHTS IN DATA-GENERAL' AND THE 'COMMERCIAL COMPUTER SOFTWARE LICENSING' CLAUSES OF THIS CONTRACT, THAT IS BEING USED OR WILL BE USED IN PERFORMANCE OF THIS CONTRACT. THE BUYER SHALL APPROVE OR DISAPPROVE, IN WRITING, USE OF THE IDENTIFIED SOFTWARE WITHIN 75 DAYS FROM RECEIPT OF REQUEST.

                      B. THE SELLER SHALL BE RESPONSIBLE FOR NOTIFYING THE BUYER ON A CONTINUOUS BASIS OF ADDITIONAL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE NEEDED.

                      C. IF THE BUYER DISAPPROVES THE USE OF RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, WHEN SUCH SOFTWARE IS IDENTIFIED, THE SELLER MAY SUBMIT A PROPOSAL FOR EQUITABLE ADJUSTMENT TO THE BUYER. SUCH PROPOSALS SHALL BE HANDLED ACCORDING TO THE PROVISIONS OF THE 'CHANGES' CLAUSE OF THIS CONTRACT."

        G193   19.    FINANCIAL REPORT OF GOVT.-OWNED/CONTRACTOR HELD PROPERTY

                        A. THE SELLER SHALL PREPARE AND SUBMIT ANNUALLY A NASA FORM 1018, REPORT OF
                              GOVERNMENT-OWNED/CONTRACTOR-HELD PROPERTY, IN
                              ACCORDANCE WITH THE INSTRUCTIONS ON THE FORM AND SUBSECTION 18-45.505-14 OF THE NASA FAR SUPPLEMENT, EXCEPT THE REPORTING OF SPACE HARDWARE SHALL BE REQUIRED ONLY UPON THE WRITTEN DIRECTION OF THE BUYER IDENTIFYING THE SPECIFIC PROJECT ITEMS TO BE REPORTED.

                        B.    THE ORIGINAL AND THREE COPIES OF NASA FORM 1018
                              SHALL

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3259            04      7
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                              BE SUBMITTED TO BUYER'S MATERIEL REPRESENTATIVE.

                        C. THE ANNUAL REPORTING PERIOD SHALL BE FROM OCTOBER 1 OF EACH YEAR TO SEPTEMBER 30 OF THE FOLLOWING YEAR. THE REPORT SHALL BE SUBMITTED BY OCTOBER 15.

        G194   20.    PRICE ADJUSTMENT FOR APPROVED RATES

                      THE PRICE OF THIS CONTRACT IS BASED UPON CERTAIN RATES AND FACTORS WHICH HAVE NOT BEEN APPROVED BY THE GOVERNMENT. IT IS AGREED THAT UPON THE GOVERNMENT'S APPROVAL OF SELLER'S RATES AND FACTORS, THE PRICE OF THIS CONTRACT SHALL BE ADJUSTED, DOWNWARD ONLY, ACCORDINGLY.

        G210   21.    INVOICE REQUIREMENTS

                      INVOICES PRESENTED BY THE SELLER SHALL CONTAIN THE FOLLOWING INFORMATION:

                         (1) PURCHASE CONTRACT NUMBER
                         (2)ITEM NUMBER
                         (3) PART NUMBER
                         (4) QUANTITY
                         (5) UNIT PRICE
                         (6) TOTAL PRICE
                         (7) TOTAL TAX
                         (8) FREIGHT
                         (9) PROMPT PAYMENT DISCOUNTS (IF APPLICABLE)

                      INCORRECT INVOICES MAY DELAY PAYMENTS.

        G245   22.    "FISCAL YEAR EXPENDITURE CONSTRAINTS

                      A. NOTIFICATION. IN THE EVENT IT IS NECESSARY TO LIMIT THE SELLER'S FISCAL YEAR CONTRACT COST EXPENDITURES TO ACCOMMODATE NASA FISCAL CONSTRAINTS, THE BUYER SHALL SO NOTIFY THE SELLER IN WRITING.

                      B. SELLER PERFORMANCE. UPON RECEIPT OF ANY SUCH NOTIFICATION, THE SELLER SHALL PROCEED TO TAILOR ITS CONTRACT PERFORMANCE TO ACCOMMODATE SUCH LIMITATION USING ITS BEST EFFORTS TO MINIMIZE PROGRAM IMPACT AND SHALL PROMPTLY ADVISE THE BUYER OF SIGNIFICANT ACTIONS TAKEN OR CONSEQUENCES EXPECTED.

                      C. CONTRACT CHANGES. IN THE EVENT CONTRACT CHANGES ARE ISSUED WHEN SUCH A FISCAL LIMITATION IS IN EFFECT, THE BUYER SHALL ADVISE CONCURRENT WITH THEIR ISSUANCE THE

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3259            04      8
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      EXTENT, IF ANY, TO WHICH THE LIMITATION IS CHANGED.

                      D. LIMITATION DEEMED A CHANGE. THE IMPOSITION OF ANY FISCAL YEAR EXPENDITURE LIMITATION SHALL BE DEEMED TO BE A CHANGE ISSUED PURSUANT TO THE 'CHANGES' ARTICLE OF THIS CONTRACT, AND ANY EQUITABLE ADJUSTMENT RESULTING FROM ANY SUCH LIMITATION SHALL BE EFFECTED IN ACCORDANCE WITH THE PROCEDURES OF THE 'CHANGES' CLAUSE.

                      E. LIMITATION IN RELATION TO CONTRACT FUNDING. NOTWITHSTANDING THE SELLER'S OBLIGATION TO USE ITS BEST EFFORTS TO COMPLY WITH ANY FISCAL YEAR LIMITATION, NOTHING IN THIS CONTRACT CLAUSE SHALL BE CONSTRUED AS MODIFYING THE CLAUSES OF THIS CONTRACT ENTITLED 'LIMITATION OF FUNDS'."

        H119   23.    "IDENTIFICATION OF EMPLOYEES

                      AT ALL TIMES WHILE ON GOVERNMENT PROPERTY, THE SELLER, SUBCONTRACTORS, THEIR EMPLOYEES AND AGENTS SHALL WEAR BADGES WHICH WILL BE ISSUED BY THE NASA CONTRACT AND PASS OFFICE, LOCATED IN BUILDING NO. 110. BADGES WILL BE ISSUED ONLY BETWEEN THE HOURS OF 7:00 A.M. AND 4:00 P.M., MONDAY THROUGH FRIDAY. EACH INDIVIDUAL WHO WEARS A BADGE WILL BE REQUIRED TO SIGN PERSONALLY FOR THE BADGE. THE SELLER WILL BE HELD ACCOUNTABLE FOR THESE BADGES, AND IMMEDIATELY AFTER COMPLETION OF THE WORK THEY SHALL BE RETURNED TO THE NASA CONTRACT BADGE AND PASS OFFICE. FAILURE TO TURN IN BADGES UPON COMPLETION OF THE WORK MAY RESULT IN FINAL PAYMENT BEING DELAYED."

        N138   24.    DELETION OF FAR 52.227-12

                      FAR 52.227-12 "PATENT RIGHTS RETENTION BY THE CONTRACTOR (LONG FORM)," INCLUDED IN THE GENERAL PROVISIONS FORM INCORPORATED BY REFERENCE, IS DELETED.

        P152   25.    WHEREVER REFERENCE IS MADE IN THIS CONTRACT TO A FAR,
                      FAR SUPPLEMENT, OAR, NASA PR OR FPR CLAUSE, SUCH CLAUSE
                      SHALL BE DEEMED TO BE THE ONE IN EFFECT ON THE DATE SET
                      FORTH BELOW:

                      DATE 10/93

        R154   26.    NASA SMALL DISADVANTAGED BUSINESS GOAL

                      NASA FAR SUPP. 18-52.219-76, "NASA SMALL DISADVANTAGE

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3259            04      9
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      BUSINESS GOAL" IS INCORPORATED BY REFERENCE.

        R160   27.    SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS
                      SUBCONTRACTING REPORTING

                      NASA FAR SUPPLEMENT 18-52.219-75, "SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING REPORTING," IS INCORPORATED, BY REFERENCE.

        BTPE   28.    PLEASE RETURN ACCEPTANCE COPY OF THIS PURCHASE
                      CONTRACT AND ALL CORRESPONDENCE TO:

                         THE BOEING COMPANY
                         SPACE STATION INTEGRATION
                         P.O. BOX 58747
                         HOUSTON, TX 77258

                      TERESA A. KELLY        HF-96

        BTQ2   29.    VENDOR WILL COMPLY WITH THE HAZARD COMMUNICATIONS
                      STANDARD, 29 CFR 1910.1200, IF APPLICABLE. INITIALLY, ALL
                      MATERIAL SAFETY DATA SHEETS SHALL BE PROVIDED TO:

                                SAFETY, HEALTH & ENVIROMMENTAL AFFAIRS (SHEA) THE BOEING COMPANY
                                P.O. BOX 240002, M/S JM-30
                                HUNTSVILLE, AL 35824-6402

                      AND, INCLUDE AN MSDS IN ALL SUBSEQUENT SHIPMENTS FOR THIS CONTRACT.

        BT69   30.    SEND ALL INVOICES TO:      BOEING DEFENSE & SPACE GROUP
                                                 ACCOUNTS PAYABLE
                                                 P.O. BOX 34113, M/S 80-FW
                                                 SEATTLE, WA. 98124-1113

        BT7I   31.    PROMPT PAYMENT DISCOUNTS WERE REQUESTED:
                      NET 30

        FN01   32. 1. SCOPE OF WORK

                        A. THE SELLER SHALL PROVIDE ALL RESOURCES. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS CONTRACT, NECESSARY TO PERFORM THOSE FUNCTIONS MORE FULLY DESCRIBED IN THE STATEMENT OF WORK #ISSA-TS-94 OF THIS CONTRACT.

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3259            04      10
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                        B. THE SELLER SHALL COMMENCE AND SUSTAIN ALL TASKS DURING THE CONTRACT PERIOD OF PERFORMANCE, THAT ARE NECESSARY AND APPROPRIATE FOR PROCEEDING IN A TIMELY AND ORDERLY MANNER AS SCHEDULED FOR THE CONTRACT PERIOD. THE SELLER SUPPORT FOR SUCH ELEMENTS SHALL BE CONSISTENT WITH NASA'S PLANNED CONTENT AND SCHEDULES FOR THEM, AS CHANGED FROM TIME TO TIME TO DEAL WITH UNEXPECTED CIRCUMSTANCES, GOVERNMENT REQUIREMENTS OR BUYER NEEDS.

        FNO2   33. 2. PERIOD OF PERFORMANCE

                      THE PERIOD OF PERFORMANCE OF THIS CONTRACT SHALL BE 9/22/94 THROUGH 2/23/95.

        FNO3   34. 3. PLACE OF PERFORMANCE

                      THE PLACE OF PERFORMANCE FOR THE WORK CALLED FOR HEREUNDER IS JOHNSON SPACE CENTER, HOUSTON, TEXAS, AND AT OTHER LOCATIONS WHERE THE REQUIREMENT IS COVERED BY THE OBLIGATIONS SPECIFIED IN SECTION C OF SOW-ISSA-TS-94.

        FNO4   35. 4. LEVEL-OF-EFFORT

                      THE STATEMENT OF WORK #ISSA-TS-94 IDENTIFIES CURRENT PROJECTED LEVELS OF SUPPORT. AS THESE LEVELS OF SUPPORT MAY VARY AS THE PROGRAM PROGRESSES, OFFEROR AGREES TO PROVIDE 80-175 PERCENT OF THE PROJECTED LEVEL OF SUPPORT FOR THE SAME PRICE. BOEING RESERVES THE RIGHT TO UNILATERALLY INCREASE OR DECREASE THE LEVEL OF SUPPORT, REGARDING RUSSIAN INTEGRATION AND MISCELLANEOUS ENGINEERING SERVICES. ADDITIONAL STATEMENT OF WORK/JOB DESCRIPTIONS WITH VARIOUS ESTIMATED SALARY RANGES MAY BE ADDED. DIRECT LABOR RATES FOR ADDITIONAL POSITIONS WILL BE NEGOTIATED AS THEY ARE IDENTIFIED. THIRTY-DAY NOTIFICATION WILL BE PROVIDED ON PERSONNEL REDUCTIONS.

        FNOS   36. 5. HANDLING OF DATA

                      IT IS ANTICIPATED THAT IN PERFORMANCE OF THIS CONTRACT, THE SELLER MAY HAVE ACCESS TO AND USE OF NASA'S SENSITIVE FINANCIAL AND MANAGEMENT DATA. THE SELLER AGREES THAT IT WILL NOT USE, COPY, OR DISCLOSE THIS DATA, EXCEPT AS NECESSARY FOR THE PERFORMANCE OF THE

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3259            04      11
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      CONTRACT AND WILL NOT DISCLOSE THIS DATA TO OTHERS WITHOUT THE WRITTEN CONSENT OF THE BUYER OR HIS AUTHORIZED REPRESENTATIVE.

        FNO6   37. 6. PERMITS AND LICENSES

                      IN PERFORMANCE OF THE WORK HEREUNDER, THE SELLER SHALL BE RESPONSIBLE FOR OBTAINING ALL NECESSARY PERMITS AND LICENSES, AND FOR COMPLYING WITH ALL APPLICABLE FEDERAL, STATE, AND MUNICIPAL LAWS.

        FNO7   38. 7. SUBCONTRACT COST REPORT (533 REPORT)

                      A MONTHLY 533 REPORT WILL BE REQUIRED TO BE SUBMITTED. THE REPORT IS DUE EACH MONTH ON THE FOLLOWING DATES:

                      REPORT         DUE          REPORT           DUE
                      MONTH          DATE         MONTH            DATE
                      25 AUG     SEPT 1, 1994     23 FEB.     MARCH 2, 1995
                      29 SEPT    OCT. 6, 1994     30 MAR.     APRIL 6, 1995
                      27 OCT.    NOV. 3, 1994     27 APR.     MAY 4, 1995
                      24 NOV.    DEC. 1, 1994     25 MAY      JUNE 1, 1995
                      29 DEC.    JAN. 5, 1995     29 JUNE     JULY 6, 1995
                      26 JAN.    FEB. 2, 1995     27 JULY     AUG. 3, 1995

                      THE BALANCE OF DATES WILL BE PROVIDED AT A LATER DATE.

        FNO8   39.    THE BILLING RATES APPLICABLE TO THIS PURCHASE CONTRACT
                      ARE THE RATES WHICH WERE DETERMINED AT NEGOTIATIONS -
                      REFERENCE HX3283, ATTACHMENT A (HX3283 REPLACES HX3259).

        FNO9   40.    PROVISIONS PERTINENT TO WORK PERFORMED AT NASA-JSC, AND
                      NOT INCLUDED IN STANDARD BOEING OR NAS 15-10000 CLAUSES,
                      ARE INCLUDED IN THIS CONTRACT AS ATTACHMENT "A".

        PCOI   41.    PCC ISSUED TO:
                      ADD LINE ITEMS 10 THROUGH 14 TO INCLUDE ADDITIONAL WBS
                      NUMBERS; ADD LINE ITEM 15 FOR MOVING EXPENSES; DELETE TN
                      181 AND REPLACE WITH A183; ADD SP Al9; UPDATE TN A337;
                      CHANGE MAIL STOP ON NOTE BTPE 28. PER GROUP COUNSEL -
                      ADD TN A386, DELETE TN C150 & C151, DELETE SP Fl, G17,
                      & N9.

        A386   43.    CHANGES TO GENERAL PROVISIONS FORM

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3259            04      12
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      THE GENERAL PROVISIONS FORM, INCORPORATED BY REFERENCE, IS REVISED AS FOLLOWS:

                      (A) THE "DEFENSE PRIORITY RATING" PARAGRAPH OF THE "GOVERNMENT CLAUSES" ARTICLE IS REVISED BY DELETING "(15 CFR 350)" AND SUBSTITUTING "(15 CFR 700)"

                      (B) THE "ADDITIONAL CLAUSES" PARAGRAPH OF THE "GOVERNMENT CLAUSES" ARTICLE IS REVISED BY DELETING THE PARENTHETICAL PHRASE APPLICABLE TO FAR 52.222-4.

        PCO2   44.    THIS CHANGE IS BEING ISSUED TO:

                      1.ADD $311,000.00 TO NTE VALUE (A183)
                      2.CHANGE PERIOD OF PERFORMANCE TO 9/22/94 - 2/23/95
                         (FNO2)

        PCO3   45.    PCC REQUIRED TO REVISE UNIT PRICE.

        PCO4   46.    THIS CHANGE IS ISSUED TO:
                      1. DEFINITIZE CONTRACT
                      2. DELETE SPECIAL PROVISION A4
                      3. DELETE TYPING NOTES: A183, A337 & GIIO
                      4. REVISE FREE NOTE FNO8
                      5. ADD $27,704.00 TO COVER RECONVILIATION INVOICE

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3259            04      13
                                           -----------------------------------

--------------------------------------------------------------------------------
SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T. A. Kelly               (713) 280-7582
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

A. THE PURCHASE CONTRACT NUMBER SHOWN ON THE FACE OF THE ORDER AND THE APPLICABLE ITEM NUMBER(S) MUST APPEAR ON ALL INVOICES AND CORRESPONDENCE PERTAINING TO THIS CONTRACT.

B. REFER OR ADDRESS ALL INQUIRIES REGARDING THIS CONTRACT (EXCEPT INVOICES). TO THE BUYER AT THE BOEING MAIL STOP SPECIFIED ON THIS CONTRACT. INVOICES ARE TO BE MAILED TO THE ATTENTION OF ACCOUNTS PAYABLE (BOEING DEFENSE & SPACE GROUP, P.O. BOX 34113, SEATTLE, WA 98124--1113).

C. YOUR BILLING UNIT OF MEASURE (U/M) MUST BE THE SAME AS THE U/M ORDERED, UNLESS OTHERWISE NOTED. UNIT PRICES SHOWN IN THIS CONTRACT ARE NET AND APPLICABLE TRADE DISCOUNTS HAVE BEEN CONSIDERED. FEDERAL EXCISE TAX, IF ANY, MUST BE SHOWN AS A SEPARATE ITEM ON YOUR INVOICES. TWO COPIES OF ALL INVOICES MUST BE SUBMITTED. ONE COPY MUST BE MARKED ORIGINAL.

D. ALL ITEMS SHALL BE TO THE LATEST DRAWINGS AND SPECIFICATIONS UNLESS EXCEPTIONS ARE SPECIFIED IN THIS CONTRACT.

SHIPPING INSTRUCTIONS

A. ALL SHIPMENTS WHICH ARE F.0.B. SHIPPING POINT ARE TO BE SHIPPED COLLECT WHEN CONSIGNED TO A BOEING ADDRESS. F.O.B. DESTINATION SHIPMENTS TO BE SHIPPED PREPAID VIA CARRIER OF YOUR CHOICE. PLEASE INDICATE DESTINATION ZIP CODE, SPECIFIC STREET AND BUILDING ADDRESS ON ALL SHIPMENTS.

B. ALL SHIPMENTS FROM HUNTSVILLE COMMERCIAL ZONE THAT ARE F.O.B. SHIPPING POINT SHOULD BE SHIPPED VIA UNITED PARCEL SERVICE (UPS) OR BOEING LICENSED TRANSPORTATION.

C. BOEING PURCHASE CONTRACT NUMBER(S) AND ITEM NUMBER(S) MUST APPEAR ON ALL PACKING SHEETS AND FREIGHT BILLS, INCLUDING THIRD PARTY FREIGHT BILLS.

D. CONSOLIDATE ALL COLLECT SHIPMENTS TO BE FORWARDED VIA THE SAME TRANSPORTATION MODE ON ANY ONE DAY TO ANY ONE CONSIGNMENT ADDRESS.

E. DO NOT COMBINE SHIPMENTS FOR VARIOUS BOEING COMPANIES AND DIVISIONS UNLESS SPECIFICALLY INSTRUCTED.

F. DO NOT INSURE OR DECLARE VALUE ON ANY SHIPMENT EXCEPT TO OBTAIN LOWEST RATES WHEN BASED ON A RELEASED VALUE.

G. SHIPMENTS FROM OUTSIDE USA MUST BE ACCOMPANIED BY PRICED INVOICE FOR U.S. CUSTOMS CLEARANCE.

H.   ADDITIONAL COPY OF PACKING LIST TO BE PLACED INSIDE PACKAGE.

I.   LIST NUMBER OF PACKAGES ON OUTSIDE OF PACKAGES. I.E. (1of3, 2of3, ETC.).

J. SURFACE SHIPMENTS OVER 5,000 POUNDS, OVER-DIMENSIONAL, REQUIRE SPECIAL HANDLING, EXCLUSIVE USE OF VEHICLE, OR SPECIALIZED TRANSPORTATION EQUIPMENT. PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 48 HOURS PRIOR TO SHIPMENT. CALL (205) 772--2616 or 2617.

K. AIR SHIPMENTS OVER 500 POUNDS, OVER-DIMENSIONAL OR REQUIRE SPECIAL HANDLING, PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 24 HOURS PRIOR TO SHIPMENT. CALL (205) 772-2616-2617.

L. INSTRUCTIONS FOR DOMESTIC SHIPMENTS. INCLUDING GOVERNMENT BILL OF LADING SHIPMENTS.

     1. STANDARD (SURFACE) SHIPMENTS 150 POUNDS OR LESS PER PIECE SHIP VIA UNITED PARCEL SERVICE (UPS). SHIP COLLECT VIA THE CONSIGNEE BILLING PROGRAM. FOR INFORMATION ON THIS PROGRAM CALL UPS AT 1-800-354-7527. (PLEASE REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL PIECES).

          FOR STANDARD (SURFACE) SHIPMENTS FROM 151 POUNDS TO 5,000 POUNDS SHIP VIA CF MOTORFREIGHT. SHIP COLLECT AND REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL SHIPMENTS.

     2.   SPECIFIC STREET AND BUILDING ADDRESS MUST BE SHOWN ON ALL SHIPMENTS.

     3. WHEN PURCHASE CONTRACT DIRECTS 'SHIP VIA' GBL (GOVERNMENT BILL OF LADING) OBTAIN SAME FROM YOUR REGIONAL DCMAO (DEFENSE CONTRACT MANAGEMENT AREA OFFICE).

THE BOEING COMPANY                                           Acceptance Reqd |X|
DEFENSE & SPACE GROUP
P.O. BOX 240002                                   Special Contract Instructions
HUNTSVILLE, AL 35824-8402                              are attached hereto

ATTN:
DYNACS ENGINEERING CO INC
28870 U.S. HWY. 19 N.
SUITE 405
CLEARWATER FL 34621

SUPPLIER COPY              PURCHASE CONTRACT NO.          PCC          PAGE
                                  HX3283                  04             1
-------------------------------------------------------------------------------
                                             CONFIRM DATE          RELEASE DATE
PURCHASE CONTRACT CHANGE                                              06/23/97
-------------------------------------------------------------------------------
ADDRESS ALL INQUIRIES TO BUYER:     STATE SALES OR USE TAX STATUS
M. S. BLACKWELL                     |_|   SUBJECT TO TAX
                                    |X|   FOR RESALE NOT SUBJECT TO TX TAX
-------------------------------------------------------------------------------
MAIL STOP                AREA CODE/PHONE NO.             CERT NO.
  HS-41               (713) 336-5012              1-91-0425694-6
-------------------------------------------------------------------------------
PAYMENT TERMS                                  SHIPPING TOLERANCE
1/2% 10TH NET 30                               OVER   % UNDER   %
-------------------------------------------------------------------------------
PRIME CONTRACT NO.                             RATING ALLOTMENT
CONTRACT LABOR-9
-------------------------------------------------------------------------------
SHIP VIA:                  F.O.B. POINT                 FREIGHT ALLOWANCE
NOT APPLICABLE             NOT APPLICABLE               NONE
-------------------------------------------------------------------------------
SHIP TO:                                         ORIGINAL PC RELEASE DATE:
NONE                                                    03/06/95
-------------------------------------------------------------------------------
THE FOLLOWING CLAUSES OF FORM D1-4305-1500 (REV 01/93) ARE PART OF THIS
CONTRACT   A19  B2  F1  F2  G8  G16  G20  G25 G26 K4  L1 L2 N6  N9  P2  P30  P32
R14  R15   R17   S  T
-------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

 1      1.00      LT     CONTRACT LABOR
                         PERIOD OF PERFORMANCE                        3749082.00
                         2/24/95 - 9/30/95
                         PRICE INCLUDES 3/3% OVERTIME

          PROCUREMENT ORIGINALLY AWARDED AS PC HX3259 AND LATER CONVERTED TO THIS LABOR CONTRACT P.C. HX3283 EFFECTIVE 24 FEBRUARY 1995.

                         THE WORK ORDER CHARGE IS 7 -91055-H307-HX3283

 2      1.00      LT     CONTRACT LABOR
                         PERIOD OF PERFORMANCE                        9305513.00
                         10/1/95 - 9/30/96
                         PRICE INCLUDES 3.3% OVERTIME

                         THE WORK ORDER CHARGE IS 7 -91055-H307-HX3283

 3      1.00      LT     CONTRACT LABOR
                         PERIOD OF PERFORMANCE                       10680093.00
                         10/1/96 - 9/30/97
                         PRICE INCLUDES 3.3% OVERTIME

                         THE WORK ORDER CHARGE IS 7 -91055-H307-HX3283

 4      CANCELED  LT     CANCELLED LINE ITEM
                                                                       NO CHARGE

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3283            04      2
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                         THE WORK ORDER CHARGE IS 7 -91055-H307-HX3283

5       1.00      LT     RELOCATION (MOVING) EXPENSES
                                                                        25022.00
                         THE WORK ORDER CHARGE IS 7 -91055-H307-HX3283

        A261   02.    ACCEPTANCE OF PRIORITY RATED ORDER

                      IN ACCORDANCE WITH 15 CFR 700.13(D), IF THIS CONTRACT HAS A DEFENSE PRIORITY RATING, IT MUST BE ACCEPTED OR REJECTED IN WRITING WITHIN TEN WORKING DAYS AFTER RECEIPT IF DO RATED OR FIVE WORKING DAYS AFTER RECEIPT IF DX RATED. IF REJECTED, THE REASON(S) FOR SUCH REJECTION SHALL BE INCLUDED IN THE NOTICE TO THE BUYER.

        A287   03.    DELETION OF DFARS CLAUSES

                      THAT SECTION OF THE "GOVERNMENT CLAUSES" CLAUSE, OF THE GENERAL PROVISIONS HEREOF, WHICH INCORPORATES DOD FAR SUPPLEMENT CLAUSES IS HEREBY DELETED.

        A315   04.    PROCUREMENT INTEGRITY SUBCONTRACTOR NOT INVOLVED DURING
                      AWARD OF PRIME CONTRACT

                      AS AN EXPRESS CONDITION OF THE AWARD OF THIS SUBCONTRACT, SELLER AGREES, REPRESENTS, AND WARRANTS THAT IT HAS, AND SHALL CONTINUE TO COMPLY WITH THE PROCUREMENT INTEGRITY PROVISIONS OF THE OFFICE OF FEDERAL PROCUREMENT POLICY ACT AMENDMENTS OF 1988 (THE ACT), 41 U.S.C. 423 AND ITS IMPLEMENTING FEDERAL ACQUISITION REGULATIONS (SEE FAR 3.104), IN RELATION TO ALL EXTENSIONS AND MODIFICATIONS OF THE PRIME CONTRACT UNDER WHICH THIS SUBCONTRACT IS ISSUED. FOR VIOLATIONS OF THE ACT BY THE SELLER OR SELLER'S
                      SUBCONTRACTORS:

                             (1) SELLER SHALL REIMBURSE THE BUYER, BY CONTRACT
                      PRICE ADJUSTMENT OR OTHERWISE, THE AMOUNT BY WHICH BUYER'S PRICE OR FEE IS REDUCED PURSUANT TO FAR 52.203-10(D), AND
                      (2) BUYER SHALL HAVE THE RIGHT TO TERMINATE THIS SUBCONTRACT FOR DEFAULT. THE RIGHTS AND REMEDIES OF BUYER PROVIDED FOR UNDER THIS CLAUSE ARE IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES PROVIDED BY LAW OR UNDER THIS CONTRACT. THE RIGHTS AND OBLIGATIONS SET FORTH IN THIS

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3283            04      3
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      CLAUSE SHALL SURVIVE COMPLETION OF, FINAL PAYMENT UNDER, OR TERMINATION OF THIS CONTRACT.

        A322   05.    CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO
                      INFLUENCE CERTAIN FEDERAL TRANSACTIONS

                      FAR 52.203-11, "CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS," IS INCORPORATED HEREIN BY REFERENCE. SELLER'S SIGNED PROPOSAL PROVIDED THE REQUIRED CERTIFICATION.

        A371   07.    TRAVEL OUTSIDE OF THE UNITED STATES

                        (A) THE SELLER SHALL NOTIFY THE BUYER AT LEAST 35 DAYS IN ADVANCE OF THE START OF TRAVEL TO LOCATIONS OUTSIDE THE UNITED STATES BY SELLER EMPLOYEES THAT IS TO BE CHARGED TO THIS CONTRACT. IF THAT IS NOT POSSIBLE, THE BUYER SHALL BE NOTIFIED AS SOON AS THE TRAVEL REQUIREMENT IS IDENTIFIED.

                        (B) THE SELLER SHALL SUBMIT A TRAVEL REPORT TO THE BUYER AT THE CONCLUSION OF THE TRAVEL. THE TRAVEL REPORT SHALL BE IN THE SELLER'S FORMAT UNLESS OTHER REQUIRED CONTENTS AND DISTRIBUTION ARE IDENTIFIED BY THE BUYER."

        A393   08.    "MISSION CRITICAL SPACE SYSTEMS PERSONNEL
                      RELIABILITY PROGRAM

                      NASA FAR SUPPLEMENT 18-52.246-70, `MISSION CRITICAL SPACE SYSTEMS PERSONNEL RELIABILITY PROGRAM,' IS INCORPORATED BY REFERENCE."

        B158   09.    EMERGENCY EVACUATION PROCEDURES

                      NASA FAR SUPPLEMENT 18-52.237-70, EMERGENCY EVACUATION PROCEDURES," IS INCORPORATED BY REFERENCE. "CONTRACTING OFFICER" MEANS CONTRACTING OFFICER OR BUYER.

        F272   10.    TRANSFER OF TECHNICAL DATA AND GOODS - EXPORT CONTROL
                      REGULATIONS

                      A. IN PERFORMANCE OF WORK AUTHORIZED UNDER THIS CONTRACT, THE SELLER AND ITS SUBCONTRACTORS SHALL, AS NECESSARY, DELIVER, DISCLOSE OR TRANSFER (EXPORT) TO A FOREIGN ENTITY OR PERSON, TECHNICAL DATA, COMPUTER SOFTWARE OR EQUIPMENT

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3283            04      4
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      PURSUANT TO NASA CONTROL AND GUIDELINES WHICH MAY BE SUBJECT TO THE EXPORT LICENSE JURISDICTION OF THE COMMERCE DEPARTMENT EXPORT ADMINISTRATION REGULATIONS (EAR) OR THE STATE DEPARTMENT INTERNATIONAL TRAFFIC ARMS REGULATIONS
                      (ITAR).

                      B. IN PROCESSING SUCH EXPORTS, THE SELLER AND ITS SUBCONTRACTORS SHALL USE RELEVANT REGULATORY EXEMPTIONS OR OTHER APPROVALS WHICH APPLY (E.G., A GENERAL LICENSE UNDER THE EAR, OR AN EXEMPTION UNDER THE ITAR), PURSUANT TO THIS CLAUSE, AND SHALL ABIDE BY ANY REGULATORY REQUIREMENTS FOR SUCH EXPORTS. SHOULD NO REGULATORY EXEMPTION OR OTHER APPROVAL EXIST, THE SELLER SHALL INFORM NASA AND SHALL PROVIDE THE NECESSARY DOCUMENTATION IN ORDER FOR NASA TO OBTAIN ANY REQUIRED APPROVAL.

                      C. ANY EXPORT AFFECTED PURSUANT TO THIS CLAUSE SHALL BE LIMITED TO ONLY THAT TECHNICAL DATA, COMPUTER SOFTWARE AND HARDWARE NECESSARY TO DEFINE OR CARRY OUT NASA'S RESPONSIBILITIES IN THE INTERNATIONAL SPACE STATION ALPHA PROGRAM.

                      D. THE SELLER, SUBJECT TO NASA AND/OR BUYER CONTROL AND GUIDELINES, IS AUTHORIZED TO PROVIDE THIS DIRECTION IN ALL SPACE STATION SUBCONTRACTS AT ANY TIER, THE PERFORMANCE OF WHICH MAY REQUIRE THE DEVELOPMENT, DELIVERY OR USE OF TECHNICAL DATA, COMPUTER SOFTWARE, HARDWARE AND FOR WHICH A NEED EXISTS TO EFFECT THE EXPORT BY THE SUBCONTRACTOR."

        F273   11.    "RIGHTS IN DATA - GENERAL, ALT, II AND ALT. III (NASA)
                      FAR 52.227-14, 'RIGHTS IN DATA - GENERAL,' AND ALTERNATES
                      II AND III THERETO, AS MODIFIED BY NASA FAR SUPP.
                      18-52.227-14 IS INCORPORATED BY REFERENCE."

        F276   12.    "COMMERCIAL COMPUTER SOFTWARE-LICENSING"

                      NASA FAR SUPPLEMENT 18-52.227-86, 'COMMERCIAL COMPUTER SOFTWARE-LICENSING,' IS INCORPORATED BY REFERENCE."

        F277   13.    "IDENTIFICATION AND APPROVAL FOR USE OF RESTRICTED
                      COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE

                      A. THE SELLER SHALL IDENTIFY, IN WRITING, UPON DEFINITIZATION, ALL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, AS DEFINED IN THE 'RIGHTS IN DATA-GENERAL' AND THE 'COMMERCIAL COMPUTER SOFTWARE

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3283            04      5
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      LICENSING' CLAUSES OF THIS CONTRACT, THAT WILL BE DELIVERED IN PERFORMANCE OF THIS CONTRACT. THE BUYER SHALL APPROVE OR DISAPPROVE, IN WRITING, USE OF THE IDENTIFIED SOFTWARE WITHIN 75 DAYS FROM RECEIPT OF REQUEST.

                      B. THE SELLER SHALL BE RESPONSIBLE FOR NOTIFYING THE BUYER ON A CONTINUOUS BASIS OF ADDITIONAL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE NEEDED.

                      C. IF THE BUYER DISAPPROVES THE USE OF RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, WHEN SUCH SOFTWARE IS IDENTIFIED, THE SELLER MAY SUBMIT A PROPOSAL FOR EQUITABLE ADJUSTMENT TO THE BUYER. SUCH PROPOSALS SHALL BE HANDLED ACCORDING TO THE PROVISIONS OF THE 'CHANGES' CLAUSE OF THIS CONTRACT."

        F281   14.    TECHNICAL INFORMATION RELEASES AND PUBLICATIONS

                      AS AUTHORIZED BY PARAGRAPH (D)(1) OF THE RIGHTS IN DATA GENERAL CLAUSE OF THE PURCHASE CONTRACT, THE FOLLOWING EXCEPTION SHALL APPLY:

                      DURING THE PERFORMANCE OF THIS PURCHASE CONTRACT, IF DATA RELATING TO THIS CONTRACT IS PLANNED FOR USE IN ORAL OR WRITTEN PRESENTATIONS, PROFESSIONAL MEETINGS, SEMINARS, OR IN ARTICLES TO BE PUBLISHED IN PROFESSIONAL, SCIENTIFIC, AND TECHNICAL JOURNALS AND SIMILAR MEDIA, SELLER SHALL ASSURE THAT AN ADVANCE INFORMATION COPY OF THE PRESENTATION OR ARTICLE IS SENT TO THE BUYER TO HAVE THE BENEFIT OF ADVANCE INFORMATION CONCERNING ACCOMPLISHMENTS OF INTEREST, AND WILL PROVIDE THE BUYER AN OPPORTUNITY TO MAKE SUGGESTIONS TO THE SELLER CONCERNING REVISIONS IF IT IS CONSIDERED THAT SUCH COMMENTS MIGHT BE USEFUL TO THE SELLER TO HELP ASSURE THE TECHNICAL ACCURACY OF THE INFORMATION TO BE PRESENTED OR PUBLISHED. THE INFORMATION COPY WILL BE FORWARDED TO THE BUYER AT LEAST FOUR WEEKS IN ADVANCE OF THE DATE THE AUTHOR INTENDS TO GIVE THE PRESENTATION OR SUBMIT THE ARTICLE FOR PUBLICATION. THE ADVANCE INFORMATION COPY MAY BE SUBMITTED IN THE FORMAT OR MEDIUM WHICH WILL BE UTILIZED IN ITS ULTIMATE RELEASE.

        L108   18.    CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES

                      NASA FAR SUPPLEMENT 18-52.228-76, "CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES," IS INCORPORATED BY REFERENCE. "CONTRACTOR" MEANS SELLER.

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3283            04      6
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

        L112   19.    CROSS-WAIVER OF LIABILITY

                      FOR THE PURPOSES OF NASA CLAUSE 18-52.228-76, "CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES," RUSSIA SHALL BE CONSIDERED A "PARTNER STATE" EVEN THOUGH THEY HAVE NOT YET SIGNED THE INTERNATIONAL GOVERNMENTAL AGREEMENT (IGA) SINCE RUSSIA HAS AGREED TO A SPACE STATION CROSS-WAIVER OF LIABILITY UNDER THE INTERIM AGREEMENT FOR SPACE STATION BETWEEN THE UNITED STATES AND RUSSIA, DATED JUNE 23, 1994.

        N11O   20.    DESIGNATION OF NEW TECHNOLOGY REPRESENTATIVE AND PATENT
                      REPRESENTATIVE

                        (A) FOR PURPOSES OF FACILITATING ADMINISTRATION OF THE CLAUSE OF THIS CONTRACT ENTITLED "NEW TECHNOLOGY", NASA FAR SUPP. 18-52.227-70, THE NEW TECHNOLOGY REPRESENTATIVE AND PATENTS REPRESENTATIVE DESIGNATED BY THE CONTRACTING OFFICER ARE IDENTIFIED IN PARAGRAPH C. HEREOF.

                        (B) REPORTS OF REPORTABLE ITEMS AND DISCLOSURE OF SUBJECT INVENTIONS, INTERIM REPORTS, FINAL REPORTS, UTILIZATION REPORTS, AND OTHER REPORTS REQUIRED BY THE CLAUSE, SHOULD BE DIRECTED TO THE NEW TECHNOLOGY REPRESENTATIVE UNLESS TRANSMITTED IN RESPONSE TO CORRESPONDENCE OR REQUEST FROM THE PATENTS REPRESENTATIVE. THIS PROVISION SHALL BE INCLUDED IN ANY SUBCONTRACT HEREUNDER REQUIRING THE "NEW TECHNOLOGY" CLAUSE OR OTHER PATENTS RIGHTS CLAUSE UNLESS OTHERWISE AUTHORIZED OR DIRECTED BY THE CONTRACTING OFFICER.

                        (C) THE NEW TECHNOLOGY REPRESENTATIVE AND PATENTS REPRESENTATIVE ARE: NEW TECHNOLOGY REPRESENTATIVE:

                                             TECHNOLOGY UTILIZATION OFFICER
                                             OFFICE CODE: 1C4
                                             NASA LYNDON B. JOHNSON SPACE CENTER
                                             HOUSTON, TX 77058

                                             PATENTS REPRESENTATIVE:

                                             PATENT COUNSEL
                                             OFFICE CODE: HA
                                             NASA LYNDON B. JOHNSON SPACE CENTER

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3283            04      7
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                                             HOUSTON, TX 77058

        N138   21.    DELETION OF FAR 52.227-12

                      FAR 52.227-12 "PATENT RIGHTS RETENTION BY THE CONTRACTOR (LONG FORM)," INCLUDED IN THE GENERAL PROVISIONS FORM INCORPORATED BY REFERENCE, IS DELETED.

        R154   23.    NASA SMALL DISADVANTAGED BUSINESS GOAL

                      NASA FAR SUPP. 18-52.219-76, "NASA SMALL DISADVANTAGE BUSINESS GOAL" IS INCORPORATED BY REFERENCE.

        BTPE   25.    PLEASE RETURN ACCEPTANCE COPY OF THIS PURCHASE CONTRACT
                      AND ALL CORRESPONDENCE TO:

                         THE BOEING COMPANY
                         SPACE STATION INTEGRATION
                         P.O. BOX 58747
                         HOUSTON, TX 77258
                      TERESA A. KELLY      HF-96

        BTQ2   26.    VENDOR WILL COMPLY WITH THE HAZARD COMMUNICATIONS
                      STANDARD, 29 CFR 1910.1200, IF APPLICABLE. INITIALLY,
                      ALL MATERIAL SAFETY DATA SHEETS SHALL BE PROVIDED TO:

                           SAFETY, HEALTH & ENVIRONMENTAL AFFAIRS (SHEA) THE BOEING COMPANY
                           P.O. BOX 240002, M/S JM-30
                           HUNTSVILLE, AL 35824-6402

                      AND, INCLUDE AN MSDS IN ALL SUBSEQUENT SHIPMENTS FOR THIS CONTRACT.

        BTRW   27.    INSTALLATION (SITE) SECURITY

                      SELLER, ITS EMPLOYEES AND OTHER AGENTS, AND EMPLOYEES AND OTHER AGENTS OF SUBCONTRACTORS SHALL COMPLY FULLY WITH PHYSICAL, FIRE, OR OTHER PUBLISHED SECURITY REGULATIONS WHILE ON PREMISES UNDER BUYER'S CONTROL.

        FNO1   28.    ATTACHMENT A

                      THE CONTRACT LABOR EMPLOYEES AND APPLICABLE BILLING RATES ARE SET FORTH IN ATTACHMENT A TO THIS CONTRACT.

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3283            04      8
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

        FNO2   29.    ATTACHMENT B

                      ADDITIONAL PROVISIONS APPLICABLE TO WORK PERFORMED AT NASA-JSC., ARE INCLUDED AS ATTACHMENT B TO THIS CONTRACT.

        FNO4   31.    INDEPENDENT CONTRACTOR AND LABOR REQUIREMENTS

                        A. SELLER IS PROVIDING SERVICES AS AN INDEPENDENT CONTRACTOR. PERSONNEL ASSIGNED BY SELLER ARE NOT EMPLOYEES OF BUYER, BUT ARE SELLER'S EMPLOYEES AND SUBJECT TO THE RULES, REGULATIONS, AND MANAGEMENT OF SELLER. SELLER'S EMPLOYEES SHALL BE PAID EXCLUSIVELY BY SELLER AND SELLER SHALL BE RESPONSIBLE FOR COMPLIANCE WITH ALL REQUIREMENTS RELATING TO ITS EMPLOYEES UNDER LOCAL, STATE, AND FEDERAL LAWS AND REGULATIONS, INCLUDING BUT NOT LIMITED TO LAWS AND REGULATIONS GOVERNING MINIMUM WAGE, SOCIAL SECURITY, IMMIGRATION AND NATURALIZATION, UNEMPLOYMENT INSURANCE, INCOME TAX, AND WORKMENS COMPENSATION. ALL TAX OBLIGATIONS ASSOCIATED WITH THIS PURCHASE CONTRACT ARE THE SOLE RESPONSIBILITY OF SELLER. IN THE EVENT BUYER IS ASSESSED OR NOTIFIED OF ANY SUCH TAXES, BUYER SHALL NOTIFY SELLER AND SELLER SHALL PROMPTLY PAY THE AMOUNT OF SUCH ASSESSMENTS TO THE PROPER AUTHORITY. AT THE REQUEST OF BUYER, SELLER SHALL GIVE REASONABLE EVIDENCE OF COMPLIANCE WITH ALL SUCH LEGAL REQUIREMENTS AND OBLIGATIONS.

                        B. ALL WORK SHALL BE PERFORMED AT BUYER'S FACILITIES UNLESS OTHERWISE REQUESTED AND AUTHORIZED BY BUYER.

                        C.    - DELETED -

                        D. SELLER SHALL INSTRUCT ITS EMPLOYEES NOT TO DIVULGE OR DISCUSS WITH BUYER'S EMPLOYEES ANY TERMS OF THIS ORDER, INCLUDING THE RATES OF PAY. ANY VIOLATION OF THIS PROVISION WILL ENTITLE BUYER TO REQUEST SUCH EMPLOYEE BE WITHDRAWN FROM PERFORMANCE UNDER THIS ORDER.

                        E. NEITHER SELLER NOR ITS AGENTS OR REPRESENTATIVES SHALL OFFER OR EXTEND GRATUITIES, SUCH AS GIFTS OR ENTERTAINMENT TO ANY OF BUYER'S EMPLOYEES, REGARDLESS OF THE PURPOSE OR INTENT.

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3283            04      10
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                              WORK AND ALL EXCLUSIVE RIGHTS UNDER SUCH COPYRIGHT SHALL BE ASSIGNED AND TRANSFERRED TO BUYER OR ITS DESIGNEE.

        FNO8   35.    EMPLOYEE ASSIGNMENT

                      THE SUBCONTRACTOR SHALL ASSIGN EMPLOYEES TO THIS CONTRACT WHO POSSESS THE QUALIFICATIONS TO PERFORM THE REQUIRED SERVICES. THE PRIME CONTRACTOR HAS THE RIGHT TO ACCEPT OR REJECT ASSIGNED SUBCONTRACTOR PERSONNEL. IF REQUESTED, THE SUBCONTRACTOR SHALL REMOVE ANY PERSONNEL FOR CAUSE. SELLER SHALL NOTIFY BUYER REGARDING THE NEED TO OBTAIN REPLACEMENT EMPLOYEE(S). RESUMES WILL BE SUBMITTED FOR ALL REPLACEMENT EMPLOYEES.

                      THE PRIME CONTRACTOR ALSO RESERVES THE RIGHT TO REDUCE THE QUANTITY OF PERSONNEL ASSIGNED, INCLUDING BUT NOT LIMITED TO, NON-REPLACEMENT OF PERSONNEL WHO RESIGN OR ARE EXCUSED FOR CAUSE.

        FNO9   36.    BILLING

                      IN ACCORDANCE WITH BOEING POLICIES REGARDING CONTRACT LABOR UNDER A LABOR HOUR CONTRACT. BOEING'S SALCO TIMEKEEPING SYSTEM SHALL BE UTILIZED TO MONITOR SELLER EMPLOYEE TIME.

                      COMPENSATION SHALL BE BASED UPON HOURS ACCRUED IN THE SALCO TIMEKEEPING SYSTEM AND THE INDIVIDUAL RATES IDENTIFIED IN 'ATTACHMENT A' OF THIS CONTRACT. PAYMENT SHALL BE AUTOMATICALLY ISSUED TO SUPPLIER: SUPPLIER SHALL NOT ISSUE INVOICE TO BOEING. PAYMENT WILL BE ACCOMPLISHED ON A MONTHLY BASIS.

                      PROMPT PAYMENT DISCOUNT .5%, 10 DAYS, NET 30

        FN1O   37.    EMPLOYEE RATES

                      UPON AGREEMENT ON AN INDIVIDUAL CANDIDATE, THE BUYER AND SELLER WILL AGREE ON INDIVIDUALS' BILLING RATE FOR STRAIGHT TIME AND OVERTIME. BUYER RESERVES THE RIGHT TO NEGOTIATE A APPLICABLE RATES TO LABOR HOUR EMPLOYEES WITH SELLER.

        FN11   38.    TRAVEL

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3283            04      11
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      SELLER'S EMPLOYEE MUST HAVE BOEING MANAGEMENT APPROVAL PRIOR TO ANY BUSINESS TRAVEL. SELLER SHALL HAVE THE OPTION OF DETERMINING METHOD OF TRAVEL ACCOUNTING AS FOLLOWS:

                      1.  SELLER-ARRANGED TRAVEL

                          - DELETE -

                      2.  BOEING-ARRANGED TRAVEL

                          TRAVEL PERFORMED IN SUPPORT OF THIS CONTRACT WILL BE HANDLED IN ACCORDANCE WITH ESTABLISHED BOEING TRAVEL POLICIES AND PROCEDURES. UNDER THIS METHOD EMPLOYEE MUST COMPLETE TRIP REQUEST AND TRAVEL AUTHORIZATION FORMS. BOEING WILL THEN BE RESPONSIBLE FOR ALL TRAVEL PLANNING OF HOTEL AND RENTAL CAR AND THE ISSUANCE OF TICKETS.

        FN12   39.    VACATIONS

                      SELLER'S PERSONNEL OR MANAGEMENT WILL REQUEST AND SCHEDULE VACATIONS IN ADVANCE WITH THE COGNIZANT BOEING TECHNICAL SUPERVISOR. ALL VACATIONS MUST BE APPROVED BY BOEING TO AVOID DISRUPTION.

        FN13   40.    CONTRACT CHANGES

                      THE MATERIAL BUYER TERESA KELLY, OR HER DESIGNEE, IS THE ONLY PERSON AUTHORIZED BY THE BOEING COMPANY TO CHANGE OR MODIFY ANY REQUIREMENTS OF THE CONTRACT THAT WOULD AFFECT PRICE, SCHEDULE, OR TERMS AND CONDITIONS.

        FN14   41.    SELLER'S EMPLOYEES SHALL ADHERE TO BUYER'S ESTABLISHED
                      HOLIDAY SCHEDULE FOR DURATION OF CONTRACT.

        PCO1   42.    THIS CHANGE IS BEING ISSUED TO:

                      1. DEFINITIZE PURCHASE CONTRACT IN THE AMOUNT OF $14,601,110.00
                      2.   DELETE SPECIAL PROVISION A4
                      3.   DELETE TYPING NOTES A18O (REPLACE WITH A184) AND A337
                      4.   DELETE FREE NOTE FNO3
                      5. REDUCE CONTRACT VALUE IN THE AMOUNT OF $398,890.00 (SEE #1 ABOVE)
                      6.   ADD LINE ITEMS 2, 3 AND 4
                      7.   ADD FREE NOTES FN15, FN16 AND FN17

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3283            04      12
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      8.   DELETE TYPING NOTES G243 AND R16O
                      9.   REVISE FREE NOTES FNO4, FNO9, FN11 AND FN12
                      10.  DELETE SPECIAL PROVISIONS E25 AND P20
                           (NOT APPLICABLE)
                      11.  DELETE TYPING NOTES G226 AND G228 (NOT APPLICABLE)

        FN15   44     OPTION TO EXTEND
                      BOEING RESERVES THE RIGHT TO EXERCISE THE OPTION (PRICED)
                      TO EXTEND BY PROVIDING NOTIFICATION TO THE SUPPLIER PRIOR
                      TO THE EXPIRATION OF ANY PERIOD OF PERFORMANCE. THE
                      OPTIONS ARE IDENTIFIED ON THE FACE OF THIS CONTRACT AS
                      LINE ITEMS.

        FN16   45.    BURDEN RATES ARE DEPENDENT UPON HEADCOUNT. HEADCOUNT RANGE
                      IS AS FOLLOWS: 51-90. MEMORANDUM OF AGREEMENT (MOA),
                      SIGNED BY BOEING AND DYNACS, IS INCORPORATED HEREIN BY
                      REFERENCE.

        FN17   46.    BURDEN RATES ARE IN ACCORDANCE WITH ATTACHMENT A FOR A
                      CURRENT HEADCOUNT RANGE OF 51-90. OVERTIME IS ALLOTTED AT
                      5 PERCENT.

        PCO2   47.    THIS CHANGE IS BEING ISSUED TO:

                     1.  ADD FREE NOTES FN18 AND FN19

                     2.  ADD NOTE A396

                     3.  REVISE TYPING NOTE P152

                     4.  DELETE TYPING NOTE A184

                     5. REVISE LINE ITEMS 1 THROUGH 4 (TO CLARIFY CHARGE LINE ASSIGNMENT AND ESTABLISH DOLLAR VALUES FOR EACH PERIOD OF PERFORMANCE)

        A39B   48.    CORRECTION OF SPECIAL PROVISION P30

                      SPECIAL PROVISION P30, "LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS," IS REVISED BY DELETING REFERENCE TO "SUBPARAGRAPH (B)(3)(III)" AND "SUBSTITUTING SUBPARAGRAPH (C)."

        P152   49.    WHEREVER REFERENCE IS MADE IN THIS CONTRACT TO A FAR, FAR
                      SUPPLEMENT, DAR, NASA PR OR FPR CLAUSE, SUCH CLAUSE SHALL
                      BE DEEMED TO BE THE ONE IN EFFECT ON THE DATE SET FORTH
                      BELOW:

                      DATE 01/95

        FN1B   50.    SUM ALLOTTED/PERIOD OF PERFORMANCE

                      -

                      THE SUM ALLOTTED TO THIS CONTRACT AND THE PERIOD OF

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3283            04      13
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      PERFORMANCE COVERED BY THIS SUM ARE:
                      A) NOT-TO-EXCEED $23,759,71O.00

                        1. THE NOT-TO-EXCEED VALUE FOR THIS EFFORT IS AS STATED ABOVE UNLESS A CONTRACT CHANGE OR MODIFICATION IS ISSUED TO AMEND THE CEILING PRICE. THE BUYER SHALL NOT BE OBLIGATED TO REIMBURSE THE SELLER FOR COSTS INCURRED IN EXCESS OF THE CEILING PRICE, UNLESS A WRITTEN CONTRACT CHANGE/ MODIFICATION IS ISSUED.

                        2. THE LOT PRICING AS SHOWN IS NOT TO BE CONSTRUED AS REQUIRING THE BUYER TO EXPEND THE TOTAL DOLLARS AS SHOWN, BUT IS USED AS A "NOT-TO-EXCEED" FIGURE ONLY.

                      B) PERIOD OF PERFORMANCE: AS SHOWN ON EACH LINE ITEM.

        FN19   51.    APPLICABLE PRIME CONTRACT: NAS15-10000
                      PRIORITY RATING: DO-C9 (REF.: TYPING NOTE A261)

        PCO3   52.    THIS CHANGE IS BEING ISSUED TO:

                        1. INCREASE DOLLAR VALUE TO ALLOW FOR A HEADCOUNT INCREASE OF 43 PEOPLE. DOLLAR VALUES WILL INCREASE ON LINE ITEMS 1 THROUGH 3, ACCORDING TO OPTION YEARS.

                        2. ADD LINE ITEM 5 FOR RELOCATION (MOVING) EXPENSES. $10,022 IS MOVED FROM ITEM 1 TO ITEM 5 AND AN ADDITIONAL AMOUNT OF $15,000 IS INCLUDED FOR THIS CONTRACT CHANGE FOR A TOTAL AMOUNT OF $25,022.

                        3.    REVISE FREE NOTE FN18 - SUM ALLOTTED AMOUNT.

        PCO4   53.    THIS IS AN ADMINISTRATIVE CONTRACT CHANGE
                      BEING ISSUED TO ADD THE BOOZE-ALLEN & HAMILTON, INC. AND
                      LOCKHEED MARTIN CONTRACT LABOR SUPPORT FROM THE GRUMMAN
                      CONTRACT. THE MONEY WAS TRANSFERED FROM THE GRUMMAN
                      CONTRACT TO THIS DYNACS CONTRACT.

                      INCREASE DOLLAR VALUE BY $1,093,542.00 TO ITEM 3 TO COVER FY97 FOR THE ABOVE PEOPLE FOR A NEW TOTAL CONTRACT VALUE $23,759,710.00.
                      REVISE NOTE BTPE 25 FROM TERESA A. KELLY M/S HF-96 TO MARGARET BLACKWELL M/S HS-41 OR ADD NOTE FN2O.
                      ADD TYPING NOTE G11O
                      REVISE NOTE FN18 FROM NOT TO EXCEED OF $22,666,167.00 TO $23,759,710.00.

        G11O   54.    SUM ALLOTTED/PERFORMANCE PERIOD
                      EXCEPT AS MAY BE SET FORTH IN SEPARATE CORRESPONDENCE
                      SIGNED BY BUYER'S MATERIEL REPRESENTATIVE, THE SUM

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            HX3283            04      14
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      ALLOTTED TO THIS CONTRACT, COVERING ALL ITEMS, AND THE ESTIMATED PERIOD OF PERFORMANCE COVERED BY THIS SUM ARE,
                      RESPECTIVELY:
                      $23,759,710.00 NTE AND PERIOD OF PERFORMANCE AS SHOWN ON EACH ITEM.

        FN2O   55.    PLEASE RETURN ACCEPTANCE COPY OF THIS PURCHASE ORDER AND
                      ALL CORRESPONDENCE TO:

                                  THE BOEING COMPANY
                                  SPACE STATION INTEGRATION
                                  P.O. BOX 58747
                                  HOUSTON, TX 77258

                      ATTN: MARGARET BLACKWELL M/S HS-41

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             HX3283            04      2
                                           -----------------------------------

-------------------------------------------------------------------------------
SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

A. THE PURCHASE CONTRACT NUMBER SHOWN ON THE FACE OF THE ORDER AND THE APPLICABLE ITEM NUMBER(S) MUST APPEAR ON ALL INVOICES AND CORRESPONDENCE PERTAINING TO THIS CONTRACT.

B. REFER OR ADDRESS ALL INQUIRIES REGARDING THIS CONTRACT (EXCEPT INVOICES), TO THE BUYER AT THE BOEING MAIL STOP SPECIFIED ON THIS CONTRACT. INVOICES ARE TO BE MAILED TO THE ATTENTION OF ACCOUNTS PAYABLE (BOEING DEFENSE & SPACE GROUP, P.O. BOX 34113, SEATTLE, WA 98124-1113).

C. YOUR BILLING UNIT OF MEASURE (U/M) MUST BE THE SAME AS THE U/M ORDERED, UNLESS OTHERWISE NOTED. UNIT PRICES SHOWN IN THIS CONTRACT ARE NET AND APPLICABLE TRADE DISCOUNTS HAVE BEEN CONSIDERED. FEDERAL EXCISE TAX. IF ANY, MUST BE SHOWN AS A SEPARATE ITEM ON YOUR INVOICES. TWO COPIES OF ALL INVOICES MUST BE SUBMITTED, ONE COPY MUST BE MARKED ORIGINAL

D. ALL ITEMS SHALL BE TO THE LATEST DRAWINGS AND SPECIFICATIONS UNLESS EXCEPTIONS ARE SPECIFIED IN THIS CONTRACT.

SHIPPING INSTRUCTIONS

A. ALL SHIPMENTS WHICH ARE F.O.B. SHIPPING POINT ARE TO BE SHIPPED COLLECT WHEN CONSIGNED TO A BOEING ADDRESS. F.O.B. DESTINATION SHIPMENTS TO BE SHIPPED PREPAID VIA CARRIER OF YOUR CHOICE. PLEASE INDICATE DESTINATION ZIP CODE, SPECIFIC STREET AND BUILDING ADDRESS ON ALL SHIPMENTS.

B. ALL SHIPMENTS FROM HUNTSVILLE COMMERCIAL ZONE THAT ARE F.O.B. SHIPPING POINT SHOULD BE SHIPPED VIA UNITED PARCEL SERVICE (UPS) OR BOEING LICENSED TRANSPORTATION.

C. BOEING PURCHASE CONTRACT NUMBER(S) AND ITEM NUMBER(S) MUST APPEAR ON ALL PACKING SHEETS AND FREIGHT BILLS, INCLUDING THIRD PARTY FREIGHT BILLS.

D. CONSOLIDATE ALL COLLECT SHIPMENTS TO BE FORWARDED VIA THE SAME TRANSPORTATION MODE ON ANY ONE DAY TO ANY ONE CONSIGNMENT ADDRESS.

E. DO NOT COMBINE SHIPMENTS FOR VARIOUS BOEING COMPANIES AND DIVISIONS UNLESS SPECIFICALLY INSTRUCTED.

F. DO NOT INSURE OR DECLARE VALUE ON ANY SHIPMENT EXCEPT TO OBTAIN LOWEST RATES WHEN BASED ON A RELEASED VALUE

G. SHIPMENTS FROM OUTSIDE USA MUST BE ACCOMPANIED BY PRICED INVOICE FOR U.S. CUSTOMS CLEARANCE.

H.      ADDITIONAL COPY OF PACKING LIST TO BE PLACED INSIDE PACKAGE

I.      LIST NUMBER OF PACKAGES ON OUTSIDE OF PACKAGES. I.E (1of3, 2of3,
        ETC.).

J. SURFACE SHIPMENTS OVER 5,000 POUNDS, OVER-DIMENSIONAL, REQUIRE SPECIAL HANDLING, EXCLUSIVE USE OF VEHICLE, OR SPECIALIZED TRANSPORTATION EQUIPMENT. PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 48 HOURS PRIOR TO SHIPMENT. CALL (205) 772-2616 or 2617.

K. AIR SHIPMENTS OVER 500 POUNDS, OVER-DIMENSIONAL OR REQUIRE SPECIAL HANDLING. PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 24 HOURS PRIOR TO SHIPMENT. CALL (205) 772-2616-2617.

L. INSTRUCTIONS FOR DOMESTIC SHIPMENTS, INCLUDING GOVERNMENT BILL OF LADING SHIPMENTS.

        1. STANDARD (SURFACE SHIPMENTS 150 POUNDS OR LESS PER PIECE SHIP VIA UNITED PARCEL SERVICE (UPS). SHIP COLLECT VIA THE CONSIGNEE BILLING PROGRAM. FOR INFORMATION ON THIS PROGRAM CALL UPS AT 1-800-354-7527. (PLEASE REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL PIECES).

                FOR STANDARD (SURFACE) SHIPMENTS FROM 151 POUNDS TO 5,000 POUNDS SHIP VIA CF MOTORFREIGHT. SHIP COLLECT AND REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL SHIPMENTS.

        2.      SPECIFIC STREET AND BUILDING ADDRESS MUST BE SHOWN ON ALL
                SHIPMENTS.

        3. WHEN PURCHASE CONTRACT DIRECTS "SHIP VIA" GBL (GOVERNMENT BILL OF LADING) OBTAIN SAME FROM YOUR REGIONAL DCMAO (DEFENSE CONTRACT MANAGEMENT AREA OFFICE).

THE BOEING COMPANY                                           Acceptance Reqd |X|
DEFENSE & SPACE GROUP
   P.O. BOX 240002                                Special Contract Instructions
   HUNTSVILLE, AL 35824-8402                           are attached hereto

ATTN:
DYNACS ENGINEERING CO INC
28870 U.S. HWY. 19 N.
SUITE 405
CLEARWATER FL 34621

SUPPLIER COPY              PURCHASE CONTRACT NO.          PCC          PAGE
                                  JD7563                  01             1
-------------------------------------------------------------------------------
                                             CONFIRM DATE          RELEASE DATE
PURCHASE CONTRACT CHANGE                                              10/21/97
-------------------------------------------------------------------------------
ADDRESS ALL INQUIRIES TO BUYER: STATE SALES OR USE TAX STATUS
M. S. BLACKWELL                     |_|   SUBJECT TO TAX
                                    |X|   FOR RESALE NOT SUBJECT TO TX TAX
-------------------------------------------------------------------------------
MAIL STOP                AREA CODE/PHONE NO.             CERT NO.
  HF-96                   (713) 336-5012              1-91-0425694-6
-------------------------------------------------------------------------------
PAYMENT TERMS                                  SHIPPING TOLERANCE
1/2% 10TH NET 30                               OVER   % UNDER   %
-------------------------------------------------------------------------------
PRIME CONTRACT NO.                             RATING ALLOTMENT
CONTRACT LABOR-9
-------------------------------------------------------------------------------
SHIP VIA:                  F.O.B. POINT                 FREIGHT ALLOWANCE
NOT APPLICABLE             NOT APPLICABLE               NONE
-------------------------------------------------------------------------------
SHIP TO:                                         ORIGINAL PC RELEASE DATE
NONE                                                    10/15/97
-------------------------------------------------------------------------------
THE FOLLOWING CLAUSES OF FORM D1-4305-1500 (REV 02/96) ARE PART OF THIS CONTRACT
G4    G8    G16   G21    I1    L1    P2   P32
-------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

1       1.00   LT     CONTRACT LABOR PER JOB DESCRIPTIONS
                      (SEE FNO2 AND ATTACHMENT 1 FOR RATES)          20000000.00
                      PERIOD OF PERFORMANCE
                      OCTOBER 1, 1997 THRU SEPTEMBER 30, 1999

                         THE WORK ORDER CHARGE IS 7 -91055-H32O-JD7563

        A200   01.    CONTRACT PROVISIONS

                      THE GENERAL PROVISIONS FORM INCORPORATED
                      INTO THIS CONTRACT BY REFERENCE IS:
                      IS: (DF4400-918 GENERAL PROVISION, LABOR HOUR
                      CONTRACT)

        A203   02.    PURCHASE CONTRACT EXHIBITS

                      THE FOLLOWING EXHIBIT(S) IS(ARE)
                      ATTACHED TO AND MADE A PART OF THIS
                      CONTRACT:      (ATTACHMENT A - JOHNSON SPACE CENTER
                                      EXHIBIT A - GOVERNMENT PROVISIONS
                                                  APPLICABLE TO PRIME CONTRACT
                                                  NAS15-10000)

        A322   03.    CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO
                      INFLUENCE CERTAIN FEDERAL TRANSACTIONS

                      FAR 52.203-11, "CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS," IS

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      2
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      INCORPORATED HEREIN BY REFERENCE. SELLER'S SIGNED PROPOSAL PROVIDED THE REQUIRED CERTIFICATION.

        A362   04.    "MANNED SPACE FLIGHT ITEM

                      FOR USE IN MANNED SPACE FLIGHT; MATERIALS, MANUFACTURING AND WORKMANSHIP OF HIGHEST QUALITY STANDARDS ARE ESSENTIAL TO ASTRONAUT SAFETY.

                      IF YOU ARE ABLE TO SUPPLY THE DESIRED ITEM WITH A HIGHER QUALITY THAN THAT OF THE ITEMS SPECIFIED OR PROPOSED, YOU ARE REQUESTED TO BRING THIS FACT TO THE IMMEDIATE ATTENTION OF THE BUYER.

        A393   05.    "MISSION CRITICAL SPACE SYSTEMS PERSONNEL
                      RELIABILITY PROGRAM

                      NASA FAR SUPPLEMENT 18-52.246-70, 'MISSION CRITICAL SPACE SYSTEMS PERSONNEL RELIABILITY PROGRAM,' IS INCORPORATED BY REFERENCE."

        B158   06.    EMERGENCY EVACUATION PROCEDURES

                      NASA FAR SUPPLEMENT 18-52.237-70, "EMERGENCY EVACUATION PROCEDURES," IS INCORPORATED BY REFERENCE. "CONTRACTING OFFICER" MEANS CONTRACTING OFFICER OR BUYER.

        F272   07.    "TRANSFER OF TECHNICAL DATA AND GOODS - EXPORT CONTROL
                      REGULATIONS

                      A. IN PERFORMANCE OF WORK AUTHORIZED UNDER THIS CONTRACT, THE SELLER AND ITS SUBCONTRACTORS SHALL, AS NECESSARY, DELIVER, DISCLOSE OR TRANSFER (EXPORT) TO A FOREIGN ENTITY OR PERSON, TECHNICAL DATA, COMPUTER SOFTWARE OR EQUIPMENT PURSUANT TO NASA CONTROL AND GUIDELINES WHICH MAY BE SUBJECT TO THE EXPORT LICENSE JURISDICTION OF THE COMMERCE DEPARTMENT EXPORT ADMINISTRATION REGULATIONS (EAR) OR THE STATE DEPARTMENT INTERNATIONAL TRAFFIC ARMS REGULATIONS
                      (ITAR).

                      B. IN PROCESSING SUCH EXPORTS, THE SELLER AND ITS SUBCONTRACTORS SHALL USE RELEVANT REGULATORY EXEMPTIONS OR OTHER APPROVALS WHICH APPLY (E.G., A GENERAL LICENSE UNDER THE EAR, OR AN EXEMPTION UNDER THE ITAR), PURSUANT TO THIS CLAUSE, AND SHALL ABIDE BY ANY REGULATORY

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      3
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      REQUIREMENTS FOR SUCH EXPORTS. SHOULD NO REGULATORY EXEMPTION OR OTHER APPROVAL EXIST, THE SELLER SHALL INFORM NASA AND SHALL PROVIDE THE NECESSARY DOCUMENTATION IN ORDER FOR NASA TO OBTAIN ANY REQUIRED APPROVAL.

                      C. ANY EXPORT AFFECTED PURSUANT TO THIS CLAUSE SHALL BE LIMITED TO ONLY THAT TECHNICAL DATA, COMPUTER SOFTWARE AND HARDWARE NECESSARY TO DEFINE OR CARRY OUT NASA'S RESPONSIBILITIES IN THE INTERNATIONAL SPACE STATION ALPHA PROGRAM.

                      D. THE SELLER, SUBJECT TO NASA AND/OR BUYER CONTROL AND GUIDELINES, IS AUTHORIZED TO PROVIDE THIS DIRECTION IN ALL SPACE STATION SUBCONTRACTS AT ANY TIER, THE PERFORMANCE OF WHICH MAY REQUIRE THE DEVELOPMENT, DELIVERY OR USE OF TECHNICAL DATA, COMPUTER SOFTWARE, HARDWARE AND FOR WHICH A NEED EXISTS TO EFFECT THE EXPORT BY THE SUBCONTRACTOR."

        F277   08.    "IDENTIFICATION AND APPROVAL FOR USE OF RESTRICTED
                      COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE

                      A. THE SELLER SHALL IDENTIFY, IN WRITING, UPON DEFINITIZATION, ALL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, AS DEFINED IN THE 'RIGHTS IN DATA-GENERAL' AND THE 'COMMERCIAL COMPUTER SOFTWARE LICENSING' CLAUSES OF THIS CONTRACT, THAT WILL BE DELIVERED IN PERFORMANCE OF THIS CONTRACT. THE BUYER SHALL APPROVE OR DISAPPROVE, IN WRITING, USE OF THE IDENTIFIED SOFTWARE WITHIN 75 DAYS FROM RECEIPT OF REQUEST.

                      B. THE SELLER SHALL BE RESPONSIBLE FOR NOTIFYING THE BUYER ON A CONTINUOUS BASIS OF ADDITIONAL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE NEEDED.

                      C. IF THE BUYER DISAPPROVES THE USE OF RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, WHEN SUCH SOFTWARE IS IDENTIFIED, THE SELLER MAY SUBMIT A PROPOSAL FOR EQUITABLE ADJUSTMENT TO THE BUYER. SUCH PROPOSALS SHALL BE HANDLED ACCORDING TO THE PROVISIONS OF THE 'CHANGES' CLAUSE OF THIS CONTRACT.

        L108   09.    CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES

                      NASA FAR SUPPLEMENT 18-52.228-76. "CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES," IS INCORPORATED BY REFERENCE. "CONTRACTOR" MEANS SELLER.

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      4
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

        L112   10.    CROSS-WAIVER OF LIABILITY

                      FOR THE PURPOSES OF NASA CLAUSE 18-52.228-76, "CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES," RUSSIA SHALL BE CONSIDERED A "PARTNER STATE" EVEN THOUGH THEY HAVE NOT YET SIGNED THE INTERNATIONAL GOVERNMENTAL AGREEMENT (IGA) SINCE RUSSIA HAS AGREED TO A SPACE STATION CROSS-WAIVER OF LIABILITY UNDER THE INTERIM AGREEMENT FOR SPACE STATION BETWEEN THE UNITED STATES AND RUSSIA, DATED JUNE 23, 1994.

        P118   11.    FOR THE CONSIDERATIONS CONTAINED IN THIS CONTRACT, BUYER
                      SHALL HAVE THE RIGHT AND OPTION TO PURCHASE, AND SELLER
                      HEREBY AGREES TO SELL TO BUYER UPON RECEIPT OF BUYER'S
                      NOTICE EXERCISING THE OPTION, THE FOLLOWING ITEM(S),
                      WITHIN THE QUANTITIES AND TO THE SCHEDULE(S) SET FORTH
                      BELOW, AND UPON THE TERMS AND CONDITIONS AND OTHER
                      PROVISIONS OF THIS CONTRACT. BUYER MAY EXERCISE ANY OR ALL
                      OF THE FOREGOING OPTION(S) BY ISSUANCE OF SAID NOTICE(S)
                      NOT LATER THAN THE DATE(S) SHOWN IN THE COLUMN ENTITLED
                      "OPTIONS EXERCISE DATE(S)", BELOW. SELLER'S FAILURE TO
                      MEET CONTRACT PERFORMANCE SCHEDULES OR MILESTONES LEADING
                      UP TO BUYER'S DECISION TO EXERCISE THE FOLLOWING OPTION(S)
                      SHALL RESULT IN A DAY-FOR-DAY SLIDE IN THE OPTION EXERCISE
                      DATE(S). EACH PROPOSAL SUBMITTED BY SELLER PURSUANT TO THE
                      "CHANGES" CLAUSE OF THIS CONTRACT SHALL INCLUDE SELLER'S
                      PROPOSED ADJUSTMENT, IF ANY, TO THE UNIT PRICE(S) SET
                      FORTH BELOW, DIRECTLY CAUSED BY THE CHANGES(S) TO WHICH
                      SUCH PROPOSAL RELATES. SELLER SHALL NOT BE ENTITLED TO ANY
                      ADJUSTMENT OF THESE UNIT PRICE(S) BEYOND THAT NEGOTIATED
                      BY BUYER AND SELLER AS A RESULT OF SUCH PROPOSAL.

                      QUANTITY ITEM UNIT PRICE SCHEDULE OPTION EXERCISE DATE(S)
                      1 LT       2  $10000000.   N/A     FY00    10/1/2000
                      1 LT       3  $10000000.   N/A     F701    10/1/2001

        R171   12. BUSINESS SIZE CERTIFICATION

                      IN ACCORDANCE WITH SELLER'S CURRENT BUSINESS SIZE CERTIFICATION (FORM DO-6000-4195), OR OTHER INFORMATION PROVIDED TO THE BUYER, SELLER'S BUSINESS SIZE HAS BEEN ESTABLISHED AS SET FORTH BELOW. IF THIS BUSINESS SIZE IS NOT CORRECT, SELLER SHALL IMMEDIATELY NOTIFY THE BUYER'S MATERIEL REPRESENTATIVE.

                      SELLER'S CURRENT BUSINESS SIZE IS:(SMALL MINORITY
                      BUSINESS)

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      5
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

        0P33   13.    EMPLOYEE RATES

                      UPON AGREEMENT ON AN INDIVIDUAL CANDIDATE, BOEING BUYER AND SELLER WILL AGREE ON INDIVIDUAL'S BILLING RATE FOR STRAIGHT TIME AND OVERTIME. BUYER RESERVES THE RIGHT TO NEGOTIATE OVERHEAD, G&A AND PROFIT RATES FOR CONTRACT LABOR EMPLOYEES WITH SELLER.

                      BOEING HUMAN RESOURCES, DAN ROBINSON (281) 283-4345 OR HIS AUTHORIZED REPRESENTATIVE AND THE SELLER WILL NEGOTIATE AND AGREE ON INDIVIDUAL'S DIRECT LABOR RATE FOR STRAIGHT TIME AND OVERTIME.

        0P34   14.    TRAVEL

                      TRAVEL PERFORMED IN SUPPORT OF THIS CONTRACT WILL BE HANDLED IN ACCORDANCE WITH ESTABLISHED BOEING TRAVEL POLICIES AND PROCEDURES.

                      BOEING TRAVEL SERVICES (281) 338-4673, AT 2100 SPACE PARK DRIVE BUILDING, ROOM 1D17, WILL PLAN AND ARRANGE ALL TRAVEL.

                      SELLER'S EMPLOYEE MUST HAVE BOEING MANAGEMENT APPROVAL PRIOR TO ANY BUSINESS TRAVEL.

                      CONTRACT LABOR EMPLOYEE WILL COMPLETE TRIP REQUEST AND TRAVEL AUTHORIZATION FORMS.

                      BOEING WILL THEN BE RESPONSIBLE FOR ALL TRAVEL PLANNING AND THE ISSUANCE OF TICKETS.

                      TRAVEL AT ACTUAL COST WHICH WOULD INCLUDE:

                        COACH AIRFARE BOOKED IN ADVANCE
                        LODGING
                        RENTAL CAR
                        GAS
                        MEALS

                        BOEING TRAVEL OFFICE WILL ISSUE TRAVELER CHECKS PER BOEING REQUIREMENTS TO COVER EXPENSES.

                      FEES ARE NOT INCLUDED (SUCH AS OVERHEAD, G&A, AND PROFIT).

                      TRAVEL EXPENSE REPORTS, BOEING FORM D0-6000-4630 REV. 7/93

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            JD7563            01      6
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      WILL BE FILLED OUT, SIGNED BY CONTRACT EMPLOYEE AND HIS/HER BOEING SUPERVISOR AND SUBMITTED TO BOEING TRAVEL OFFICE WITHIN TEN (10) CALENDAR DAYS AFTER RETURN DATE OF TRAVEL.

                      SUPPLIER DOES NOT INVOICE FOR TRAVEL SERVICES, CONTRACT LABOR WILL BE PROCESSED FOR TRAVEL, AS BOEING EMPLOYEES ARE PROCESSED THROUGH BOEING TRAVEL SERVICES.

        0P35   15.    BILLING

                      IN ACCORDANCE WITH BOEING POLICIES REGARDING CONTRACT LABOR UNDER A LABOR HOUR CONTRACT, BOEING ELECTRONIC TIMEKEEPING SYSTEM (ETS) SHALL BE UTILIZED TO MONITOR/REPORT SELLER EMPLOYEE TIME.

                      COMPENSATION SHALL BE BASED UPON HOURS ACCRUED IN THE ETS AND THE INDIVIDUAL RATES WILL BE IDENTIFIED AS AN "ATTACHMENT A" TO ANY RESULTING CONTRACT. PAYMENT SHALL BE AUTOMATICALLY ISSUED TO SUPPLIER PER BILLING RATE WHICH INCLUDES DIRECT LABOR OVERHEAD, GENERAL AND ADMINISTRATIVE RATES, AND PROFIT. SUPPLIER SHALL NOT ISSUE INVOICE TO BOEING. PAYMENT WILL BE ACCOMPLISHED ON A MONTHLY BASIS.

        0P36   18.    COMPENSATION

                      AS FULL COMPENSATION FOR THE PERFORMANCE OF THIS ORDER, UNLESS OTHERWISE PROVIDED IN THE ORDER, BUYER SHALL PAY SELLER AT THE RATES SET FORTH IN THE ORDER FOR ALL SERVICES PROVIDED HEREUNDER BY SELLER'S EMPLOYEES PLUS, FOR ANY TRAVEL REQUIRED AS DETERMINED IN TRAVEL NOTE BT 0P34 OF THIS ORDER. SAID RATES COVER ALL WAGES AND SALARIES, OVERHEAD, G&A, AND PROFIT AND OTHER COSTS AND EXPENSES OF SELLER INCIDENT TO THIS ORDER, EXCEPT SUCH COSTS AND EXPENSES AS MAY BE COVERED BY TRAVEL NOTE BT 0P34, OR OTHER COSTS OR ALLOWANCES SPECIFICALLY PROVIDED FOR IN THE ORDER.

                      BUYER'S STANDARD WORK WEEK BEGINS ON FRIDAY AND ENDS ON THE FOLLOWING THURSDAY.

                      OVERTIME OR OTHER PREMIUM RATES, IF ANY, WILL NOT BE PAID UNLESS THE PERFORMANCE OF THE OVERTIME OR OTHER PREMIUM-PAY WORK HAS THE PRIOR APPROVAL OF BOEING MANAGEMENT.

                      A. OVERTIME

                         OVERTIME SHALL BE PAID AT THE OVERTIME LABOR RATES FOR

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      7
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                         QUALIFYING SELLER'S PERSONNEL. OVERTIME COMPENSATION SHALL BE AT THE RATES AGREED TO BETWEEN BUYER AND SELLER. OVERTIME SHALL BE DETERMINED AS FOLLOWS.

                        (1) BUYER CONSIDERS OVERTIME AS ANY TIME EXPENDED BEYOND A NORMAL 40 HOUR WORK WEEK (INCLUDING WEEKENDS AS REGULAR TIME). OVERTIME SHOULD BE CHARGED ONLY AFTER 40 REGULAR HOURS.

                        (2) BUYER CONSIDERS OVERTIME DURING A BOEING HOLIDAY WORK WEEK TO BE ANY TIME EXPENDED BEYOND 32-HOUR WORK WEEK (INCLUDING WEEKENDS & HOLIDAYS AS REGULAR TIME). OVERTIME SHOULD BE CHARGED ONLY AFTER 32 REGULAR HOURS.

                B.    HOLIDAY

                      SELLER'S EMPLOYEES SHALL ADHERE TO BUYER'S ESTABLISHED HOLIDAY SCHEDULE FOR DURATION OF CONTRACT.

                      FY98 SCHEDULE               FY99 SCHEDULE
                      ------------------------    ----------------------------
                      NOVEMBER 27 AND 28, 1997    NOVEMBER 26 AND 27, 1998
                      DECEMBER 24, 1997 THRU      DECEMBER 24, 1998 THRU
                        JANUARY 1, 1998             JANUARY 1, 1999
                      MAY 25, 1998                MAY 25, 1999
                      JULY 3, 1998                JULY 5, 1999
                      SEPTEMBER 7, 1998           SEPTEMBER 6, 1999

                      BOEING DOES NOT PAY FOR HOLIDAYS IF NOT WORKED.

        0P37   17.    INDEPENDENT CONTRACTOR AND LABOR REQUIREMENTS

                      A. SELLER IS PROVIDING SERVICES AS AN INDEPENDENT CONTRACTOR. PERSONNEL ASSIGNED BY SELLER ARE NOT EMPLOYEES OF BUYER, BUT ARE SELLER'S EMPLOYEES AND SUBJECT TO THE RULES, REGULATIONS AND MANAGEMENT OF SELLER. SELLER'S EMPLOYEES SHALL BE PAID EXCLUSIVELY BY SELLER AND SELLER SHALL BE RESPONSIBLE FOR COMPLIANCE WITH ALL REQUIREMENTS RELATING TO ITS EMPLOYEES UNDER LOCAL, STATE, AND FEDERAL LAWS AND REGULATIONS, INCLUDING BUT NOT LIMITED TO LAWS AND REGULATIONS GOVERNING MINIMUM WAGE. SOCIAL SECURITY, IMMIGRATION AND NATURALIZATION, UNEMPLOYMENT INSURANCE, INCOME TAX, AND WORKMENS COMPENSATION. ALL TAX OBLIGATIONS ASSOCIATED WITH THIS PURCHASE CONTRACT ARE THE SOLE RESPONSIBILITY OF SELLER. IN THE EVENT BUYER IS ASSESSED

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      8
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      OR NOTIFIED OF ANY SUCH TAXES, BUYER SHALL NOTIFY SELLER AND SELLER SHALL PROMPTLY PAY THE AMOUNT OF SUCH ASSESSMENTS TO THE PROPER AUTHORITY. AT THE REQUEST OF BUYER, SELLER SHALL GIVE REASONABLE EVIDENCE OF COMPLIANCE WITH ALL SUCH LEGAL REQUIREMENTS AND OBLIGATIONS.

                      B. ALL WORK SHALL BE PERFORMED AT BUYER'S FACILITIES UNLESS OTHERWISE REQUESTED AND AUTHORIZED BY BUYER.

                      C. SELLER SHALL NOT RECRUIT OR INDUCE BUYER'S PERMANENT EMPLOYEE TO BECOME EMPLOYEES OF SELLER DURING THE TERM OF THIS ORDER OR FOR A PERIOD OF SIX (6) MONTHS THEREAFTER.

                      D. SELLER SHALL INSTRUCT ITS EMPLOYEES NOT TO DIVULGE OR DISCUSS WITH BUYER'S EMPLOYEES ANY TERMS OF THIS ORDER, INCLUDING THE RATES OF PAY. ANY VIOLATION OF THIS PROVISION WILL ENTITLE BUYER TO REQUEST SUCH EMPLOYEE BE WITHDRAWN FROM PERFORMANCE UNDER THIS ORDER.

                      E. NEITHER SELLER NOR ITS AGENTS OR REPRESENTATIVES SHALL OFFER OR EXTEND GRATUITIES, SUCH AS GIFTS OR ENTERTAINMENT TO ANY OF BUYER'S EMPLOYEES, REGARDLESS OF THE PURPOSE OF INTENT.

                      F. SELLER SHALL NOT SUBCONTRACT FOR ANY OF THE SERVICES TO BE PROVIDED UNDER THIS CONTRACT WITHOUT THE PRIOR WRITTEN CONSENT OF BUYER.

        0P38   18.    EMPLOYEE ASSIGNMENT

                      THE SUBCONTRACTOR SHALL ASSIGN EMPLOYEES TO THIS CONTRACT WHO POSSESS THE QUALIFICATIONS TO PERFORM THE REQUIRED SERVICES. THE PRIME CONTRACTOR HAS THE RIGHT TO ACCEPT OR REJECT ASSIGNED SUBCONTRACTOR PERSONNEL. IF REQUESTED, THE SUBCONTRACTOR SHALL REMOVE ANY PERSONNEL FOR CAUSE, SELLER SHALL NOTIFY BUYER REGARDING THE NEED TO OBTAIN REPLACEMENT EMPLOYEE(S). RESUMES WILL BE SUBMITTED FOR ALL REPLACEMENT EMPLOYEES.

                      THE PRIME CONTRACTOR ALSO RESERVES THE RIGHT TO REDUCE THE QUANTITY OF PERSONNEL ASSIGNED, INCLUDING BUT NOT LIMITED TO, NON-REPLACEMENT OF PERSONNEL WHO RESIGN OR ARE EXCUSED FOR CAUSE.

        0P39   19.    VACATIONS

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            JD7563            01       9
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      SELLER'S PERSONNEL OR MANAGEMENT WILL REQUEST AND SCHEDULE VACATIONS IN ADVANCE WITH THE COGNIZANT BOEING SUPERVISOR. ALL VACATIONS MUST BE APPROVED BY BOEING TO AVOID DISRUPTION

        0P40   20.    INSTALLATION (SITE) SECURITY

                      SELLER, ITS EMPLOYEES AND OTHER AGENTS, AND EMPLOYEES AND OTHER AGENTS OF SUBCONTRACTOR SHALL COMPLY WITH PHYSICAL, FIRE, OR OTHER PUBLISHED SECURITY REGULATIONS WHILE ON PREMISES UNDER BUYER'S CONTROL.

        0P41   21.    COPYRIGHT

                      ANY COMPUTER SOFTWARE OR OTHER WORK PREPARED BY ANY OF SELLER'S PERSONNEL IN THE COURSE OF OR AS A RESULT OF ANY ASSIGNMENT UNDER ANY CONTRACT SHALL:

                      I. BE A "WORK MADE FOR HIRE" TO WHICH COPYRIGHT VESTS WITH BUYER OR ITS DESIGNEE, OR

                      II. IF ANY SUCH WORK IS NOT A "WORK MADE BY HIRE" BY OPERATION OF LAW, THE COPYRIGHT SUBSISTING IN SUCH WORK AND ALL EXCLUSIVE RIGHTS UNDER SUCH COPYRIGHT SHALL BE ASSIGNED AND TRANSFERRED TO BUYER OR ITS DESIGNEE.

        0P42   22.    REQUEST FOR RESUMES

                      BUYER'S HUMAN RESOURCES DEPARTMENTS WILL PERIODICALLY REQUEST RESUMES FOR SPECIFIC JOB CLASSIFICATIONS. SELLER WILL ONLY SUBMIT THE REQUESTED NUMBER OF RESUMES FOR THE IDENTIFIED JOB CLASSIFICATION. SELLER WILL NOT SUBMIT RESUMES TO ANY OTHER DEPARTMENT OF THE BOEING COMPANY OTHER THAN THE HUMAN RESOURCES DEPARTMENT. UNSOLICITED RESUMES WILL NOT BE SUBMITTED BY THE SELLER.

        0P43   23.    BOEING BUYER TYPING NOTES 0P34 AND 0P35 SUPERSEDES
                      SECTIONS 5.D AND 6 ON FORM DF4400-918 (REV. 2/97) GENERAL
                      PROVISIONS (LABOR HOUR CONTRACT).

        FNOI   24.    FUNDING/SUM ALLOTTED

                      THE SUM ALLOTTED $20,000,000.00 TO THIS CONTRACT IS EQUAL TO THE TOTAL PURCHASE CONTRACT VALUE. THE SUPPLIER MUST NOTIFY THE BUYER WHEN 80% OF THE SUM ALLOTTED VALUE IS EXPENDED. NO COSTS IN EXCESS OF THE SUM ALLOTTED SHALL BE INCURRED

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            JD7563            01      10
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M.S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      WITHOUT A CONTRACT CHANGE TO AUTHORIZE AN INCREASE IN THE PURCHASE CONTRACT VALUE.

                      THE SUM ALLOTTED STATED HEREIN IS A NOT-TO-EXCEED VALUE FOR A TWO (2) YEAR PERIOD FROM OCTOBER 1, 1997 THRU SEPTEMBER 30, 1999 FOR THE PAYMENT OF HOURS EXPENDED IN PERFORMANCE OF THE SPECIFIED IN THE JOB DESCRIPTION(S). IT IS NOT A GUARANTEE OF WORK EQUAL TO THE SUM ALLOTTED VALUE.

        FNO2   25. RATES ARE AS FOLLOWS:

                      101-125   OVERHEAD    G&A
                        1998     33.20%     0.90%
                        1999     33.20%     0.80%
                        2000     33.20%     0.80%
                        2001     33.20%     0.70%

                      PROFIT FEE IS 4.00% FOR ALL NUMBERS OF PEOPLE AND YEARS.

                      SUBCONTRACTING COST IS THE SAME AS G&A BASIC PROPOSAL

                      SEE ATTACHMENT I FOR ALL OVERHEAD, G&A AND PROFIT RATES FOR ALL NUMBERS OF PEOPLE AND YEARS.

        PCOI   26.    REVISE PAYMENT TERMS FROM NET 30 DAYS TO 1/2% NET 10 DAYS

                           **CONTINUED ON NEXT PAGE**

--------------------------------------------------------------------------------
THIS CONTRACT INSTRUMENT IS BUYER OFFER TO SELLER AND ACCEPTANCE IS LIMITED TO ACCEPTANCE OF ITS PROVISIONS WITHOUT ADDITION, DELETION, OR OTHER MODIFICATION.
--------------------------------------------------------------------------------
ALL ITEMS SHALL BE TO THE LATEST DRAWINGS AND SPECIFICATIONS UNLESS EXCEPTIONS ARE SPECIFIED IN THIS ORDER.
--------------------------------------------------------------------------------
PLEASE ACCOMPLISH THIS ACCEPTANCE AND RETURN WITHIN FIVE (5) DAYS TO THE BUYER AND MAIL STOP IDENTIFIED BELOW
--------------------------------------------------------------------------------
                                   RETURN TO:
                               THE BOEING COMPANY
                               DEFENSE & SPACE GROUP
                               P.O. BOX 240002
                               HUNSTVILLE, AL 35824-6402
--------------------------------------------------------------------------------
We accept this entire purchase contract or purchase contract change (P.C.C.) including all of the terms and conditions hereof. If this is a P.C.C., Seller, in addition, agrees that Seller is not entitled to any further adjustments in the price (or estimated cost or fee), delivery schedule or other provisions of the purchase contract in connection with the changes made or covered by such P.C.C.
--------------------------------------------------------------------------------
SELLER

--------------------------------------------------------------------------------
BY                                           DATE

--------------------------------------------------------------------------------

THE BOEING COMPANY
DEFENSE & SPACE GROUP

ATTN:
DYNACS ENGINEERING CO INC
28870 U.S. HWY. 19 N.
SUITE 405
CLEARWATER FL 34621

ACCEPTANCE COPY            PURCHASE CONTRACT NO.          PCC          PAGE
                                  JD7563                  01             1
-------------------------------------------------------------------------------
                                             CONFIRM DATE          RELEASE DATE
PURCHASE CONTRACT CHANGE                                              10/21/97
-------------------------------------------------------------------------------
ADDRESS ALL INQUIRIES TO BUYER: STATE SALES OR USE TAX STATUS
M. S. BLACKWELL                     |_|   SUBJECT TO TAX
                                    |X|   FOR RESALE NOT SUBJECT TO TX TAX
-------------------------------------------------------------------------------
MAIL STOP                AREA CODE/PHONE NO.             CERT NO.
  HS-41               (713) 336-5012              1-91-0425694-6
-------------------------------------------------------------------------------
PAYMENT TERMS                                  SHIPPING TOLERANCE
1/2% 10TH NET 30                               OVER   % UNDER   %
-------------------------------------------------------------------------------
PRIME CONTRACT NO.                             RATING ALLOTMENT
CONTRACT LABOR-9
-------------------------------------------------------------------------------
SHIP VIA:                  F.O.B. POINT                 FREIGHT ALLOWANCE
NOT APPLICABLE             NOT APPLICABLE               NONE
-------------------------------------------------------------------------------
SHIP TO:                                         ORIGINAL PC RELEASE DATE
NONE                                                    10/15/97
-------------------------------------------------------------------------------
THE FOLLOWING CLAUSES OF FORM D1-4305-1500 (REV 02/96) ARE PART OF THIS CONTRACT
G4  G8  G16  G21  I1  L1  P2   P32
-------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

1       1.00   LT     CONTRACT LABOR PER JOB DESCRIPTIONS
                      (SEE FNO2 AND ATTACHEMENT 1 FOR RATES)         20000000.00
                      PERIOD OF PERFORMANCE OCTOBER 1, 1997 THRU
                      SEPTEMBER 30, 1999

                      THE WORK ORDER CHARGE IS 7 -91055-H320-JD7583

        A200   01.    CONTRACT PROVISIONS

                      THE GENERAL PROVISIONS FORM INCORPORATED INTO THIS CONTRACT BY REFERENCE IS:
                      IS: (DF4400-918 GENERAL PROVISION, LABOR HOUR CONTRACT)

        A203   02.    PURCHASE CONTRACT EXHIBITS

                      THE FOLLOWING EXHIBIT(S) IS(ARE) ATTACHED TO AND MADE A PART OF THIS CONTRACT:

                               (ATTACHMENT A - JOHNSON SPACE CENTER
                               EXHIBIT A - GOVERNMENT PROVISIONS APPLICABLE TO PRIME CONTRACT NAS15-10000)

        A322   03.    CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO
                      INFLUENCE CERTAIN FEDERAL TRANSACTIONS

                      FAR 52.203-11, "CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS," IS

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      2
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      INCORPORATED HEREIN BY REFERENCE. SELLER'S SIGNED PROPOSAL PROVIDED THE REQUIRED CERTIFICATION.

        A362   04.    "MANNED SPACE FLIGHT ITEM

                      FOR USE IN MANNED SPACE FLIGHT; MATERIALS, MANUFACTURING AND WORKMANSHIP OF HIGHEST QUALITY STANDARDS ARE ESSENTIAL TO ASTRONAUT SAFETY.

                      IF YOU ARE ABLE TO SUPPLY THE DESIRED ITEM WITH A HIGHER QUALITY THAN THAT OF THE ITEMS SPECIFIED OR PROPOSED, YOU ARE REQUESTED TO BRING THIS FACT TO THE IMMEDIATE ATTENTION OF THE BUYER.

        A393   05.    "MISSION CRITICAL SPACE SYSTEMS PERSONNEL
                      RELIABILITY PROGRAM

                      NASA FAR SUPPLEMENT 18-52.246-70, 'MISSION CRITICAL SPACE SYSTEMS PERSONNEL RELIABILITY PROGRAM,' IS INCORPORATED BY REFERENCE."

        B158   06.    EMERGENCY EVACUATION PROCEDURES

                      NASA FAR SUPPLEMENT 18-52.237-70, "EMERGENCY EVACUATION PROCEDURES," IS INCORPORATED BY REFERENCE. "CONTRACTING OFFICER" MEANS CONTRACTING OFFICER OR BUYER.

        F272   07.    "TRANSFER OF TECHNICAL DATA AND GOODS - EXPORT CONTROL
                      REGULATIONS

                      A. IN PERFORMANCE OF WORK AUTHORIZED UNDER THIS CONTRACT, THE SELLER AND ITS SUBCONTRACTORS SHALL, AS NECESSARY, DELIVER, DISCLOSE OR TRANSFER (EXPORT) TO A FOREIGN ENTITY OR PERSON, TECHNICAL DATA, COMPUTER SOFTWARE OR EQUIPMENT PURSUANT TO NASA CONTROL AND GUIDELINES WHICH MAY BE SUBJECT TO THE EXPORT LICENSE JURISDICTION OF THE COMMERCE DEPARTMENT EXPORT ADMINISTRATION REGULATIONS (EAR) OR THE STATE DEPARTMENT INTERNATIONAL TRAFFIC ARMS REGULATIONS
                      (ITAR).

                      B. IN PROCESSING SUCH EXPORTS, THE SELLER AND ITS SUBCONTRACTORS SHALL USE RELEVANT REGULATORY EXEMPTIONS OR OTHER APPROVALS WHICH APPLY (E.G., A GENERAL LICENSE UNDER THE EAR, OR AN EXEMPTION UNDER THE ITAR), PURSUANT TO THIS CLAUSE, AND SHALL ABIDE BY ANY REGULATORY

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            JD7563            01      3
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      REQUIREMENTS FOR SUCH EXPORTS. SHOULD NO REGULATORY EXEMPTION OR OTHER APPROVAL EXIST, THE SELLER SHALL INFORM NASA AND SHALL PROVIDE THE NECESSARY DOCUMENTATION IN ORDER FOR NASA TO OBTAIN ANY REQUIRED APPROVAL.

                      C. ANY EXPORT AFFECTED PURSUANT TO THIS CLAUSE SHALL BE LIMITED TO ONLY THAT TECHNICAL DATA, COMPUTER SOFTWARE AND HARDWARE NECESSARY TO DEFINE OR CARRY OUT NASA'S RESPONSIBILITIES IN THE INTERNATIONAL SPACE STATION ALPHA PROGRAM.

                      D. THE SELLER, SUBJECT TO NASA AND/OR BUYER CONTROL AND GUIDELINES, IS AUTHORIZED TO PROVIDE THIS DIRECTION IN ALL SPACE STATION SUBCONTRACTS AT ANY TIER, THE PERFORMANCE OF WHICH MAY REQUIRE THE DEVELOPMENT, DELIVERY OR USE OF TECHNICAL DATA, COMPUTER SOFTWARE, HARDWARE AND FOR WHICH A NEED EXISTS TO EFFECT THE EXPORT BY THE SUBCONTRACTOR."

        F277   08.    "IDENTIFICATION AND APPROVAL FOR USE OF RESTRICTED
                      COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE

                      A. THE SELLER SHALL IDENTIFY, IN WRITING, UPON DEFINITIZATION, ALL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, AS DEFINED IN THE 'RIGHTS IN DATA-GENERAL' AND THE 'COMMERCIAL COMPUTER SOFTWARE LICENSING' CLAUSES OF THIS CONTRACT, THAT WILL BE DELIVERED IN PERFORMANCE OF THIS CONTRACT. THE BUYER SHALL APPROVE OR DISAPPROVE, IN WRITING, USE OF THE IDENTIFIED SOFTWARE WITHIN 75 DAYS FROM RECEIPT OF REQUEST.

                      B. THE SELLER SHALL BE RESPONSIBLE FOR NOTIFYING THE BUYER ON A CONTINUOUS BASIS OF ADDITIONAL RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE NEEDED.

                      C. IF THE BUYER DISAPPROVES THE USE OF RESTRICTED COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE, WHEN SUCH SOFTWARE IS IDENTIFIED, THE SELLER MAY SUBMIT A PROPOSAL FOR EQUITABLE ADJUSTMENT TO THE BUYER. SUCH PROPOSALS SHALL BE HANDLED ACCORDING TO THE PROVISIONS OF THE 'CHANGES' CLAUSE OF THIS CONTRACT."

        LIO8   O9.    CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES

                      NASA FAR SUPPLEMENT 18-52.228-76. "CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES," IS INCORPORATED BY REFERENCE. "CONTRACTOR" MEANS SELLER.

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            JD7563            01      4
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

        L112   10.    CROSS-WAIVER OF LIABILITY

                      FOR THE PURPOSES OF NASA CLAUSE 18-52.228-76, "CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES," RUSSIA SHALL BE CONSIDERED A "PARTNER STATE" EVEN THOUGH THEY HAVE NOT YET SIGNED THE INTERNATIONAL GOVERNMENTAL AGREEMENT (IGA) SINCE RUSSIA HAS AGREED TO A SPACE STATION CROSS-WAIVER OF LIABILITY UNDER THE INTERIM AGREEMENT FOR SPACE STATION BETWEEN THE UNITED STATES AND RUSSIA, DATED JUNE 23, 1994.

        P118   11.    FOR THE CONSIDERATIONS CONTAINED IN THIS CONTRACT, BUYER
                      SHALL HAVE THE RIGHT AND OPTION TO PURCHASE, AND SELLER
                      HEREBY AGREES TO SELL TO BUYER UPON RECEIPT OF BUYER'S
                      NOTICE EXERCISING THE OPTION, THE FOLLOWING ITEM(S),
                      WITHIN THE QUANTITIES AND TO THE SCHEDULE(S) SET FORTH
                      BELOW, AND UPON THE TERMS AND CONDITIONS AND OTHER
                      PROVISIONS OF THIS CONTRACT. BUYER MAY EXERCISE ANY OR ALL
                      OF THE FOREGOING OPTION(S) BY ISSUANCE OF SAID NOTICE(S)
                      NOT LATER THAN THE DATE(S) SHOWN IN THE COLUMN ENTITLED
                      "OPTIONS EXERCISE DATE(S)", BELOW. SELLER'S FAILURE TO
                      MEET CONTRACT PERFORMANCE SCHEDULES OR MILESTONES LEADING
                      UP TO BUYER'S DECISION TO EXERCISE THE FOLLOWING OPTION(S)
                      SHALL RESULT IN A DAY-FOR-DAY SLIDE IN THE OPTION EXERCISE
                      DATE(S). EACH PROPOSAL SUBMITTED BY SELLER PURSUANT TO THE
                      "CHANGES" CLAUSE OF THIS CONTRACT SHALL INCLUDE SELLER'S
                      PROPOSED ADJUSTMENT, IF ANY, TO THE UNIT PRICE(S) SET
                      FORTH BELOW, DIRECTLY CAUSED BY THE CHANGES(S) TO WHICH
                      SUCH PROPOSAL RELATES. SELLER SHALL NOT BE ENTITLED TO ANY
                      ADJUSTMENT OF THESE UNIT PRICE(S) BEYOND THAT NEGOTIATED
                      BY BUYER AND SELLER AS A RESULT OF SUCH PROPOSAL.

                      QUANTITY ITEM UNIT PRICE SCHEDULE OPTION EXERCISE DATE(S)
                      1 LT      2   $10000000.   N/A     FY00    10/1/2000
                      1 LT      3   $10000000.   N/A     F701    10/1/2001

        R171   12.    BUSINESS SIZE CERTIFICATION

                      IN ACCORDANCE WITH SELLER'S CURRENT BUSINESS SIZE CERTIFICATION (FORM DO-6000-4195), OR OTHER INFORMATION PROVIDED TO THE BUYER, SELLER'S BUSINESS SIZE HAS BEEN ESTABLISHED AS SET FORTH BELOW. IF THIS BUSINESS SIZE IS NOT CORRECT, SELLER SHALL IMMEDIATELY NOTIFY THE BUYER'S MATERIEL REPRESENTATIVE.

                      SELLER'S CURRENT BUSINESS SIZE IS:(SMALL MINORITY
                      BUSINESS)

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      5
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

        0P33   13.    EMPLOYEE RATES

                      UPON AGREEMENT ON AN INDIVIDUAL CANDIDATE, BOEING BUYER AND SELLER WILL AGREE ON INDIVIDUAL'S BILLING RATE FOR STRAIGHT TIME AND OVERTIME. BUYER RESERVES THE RIGHT TO NEGOTIATE OVERHEAD, G&A AND PROFIT RATES FOR CONTRACT LABOR EMPLOYEES WITH SELLER.

                      BOEING HUMAN RESOURCES, DAN ROBINSON (281) 283-4345 OR HIS AUTHORIZED REPRESENTATIVE AND THE SELLER WILL NEGOTIATE AND AGREE ON INDIVIDUAL'S DIRECT LABOR RATE FOR STRAIGHT TIME AND OVERTIME.

        0P34   14.    TRAVEL

                      TRAVEL PERFORMED IN SUPPORT OF THIS CONTRACT WILL BE HANDLED IN ACCORDANCE WITH ESTABLISHED BOEING TRAVEL POLICIES AND PROCEDURES.

                      BOEING TRAVEL SERVICES (281) 336-4673, AT 2100 SPACE PARK DRIVE BUILDING, ROOM 1D17, WILL PLAN AND ARRANGE ALL TRAVEL.

                      SELLER'S EMPLOYEE MUST HAVE BOEING MANAGEMENT APPROVAL PRIOR TO ANY BUSINESS TRAVEL.

                      CONTRACT LABOR EMPLOYEE WILL COMPLETE TRIP REQUEST AND TRAVEL AUTHORIZATION FORMS.

                      BOEING WILL THEN BE RESPONSIBLE FOR ALL TRAVEL PLANNING AND THE ISSUANCE OF TICKETS.

                      TRAVEL AT ACTUAL COST WHICH WOULD INCLUDE:

                        COACH AIRFARE BOOKED IN ADVANCE
                        LODGING
                        RENTAL CAR
                        GAS
                        MEALS

                        BOEING TRAVEL OFFICE WILL ISSUE TRAVELER CHECKS PER

                        BOEING REQUIREMENTS TO COVER EXPENSES.

                      FEES ARE NOT INCLUDED (SUCH AS OVERHEAD, G&A, AND PROFIT).

                      TRAVEL EXPENSE REPORTS, BOEING FORM DO-6000-463O REV. 7/93

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      6
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      WILL BE FILED OUT SIGNED BY CONTRACT EMPLOYEE AND HIS/HER BOEING SUPERVISOR AND SUBMITTED TO BOEING TRAVEL OFFICE WITHIN TEN (10) CALENDAR DAYS AFTER RETURN DATE OF TRAVEL.

                      SUPPLIER DOES NOT INVOICE FOR TRAVEL SERVICES, CONTRACT LABOR WILL BE PROCESSED FOR TRAVEL, AS BOEING EMPLOYEES ARE PROCESSED THROUGH BOEING TRAVEL SERVICES.

        0P35   15.    BILLING

                      IN ACCORDANCE WITH BOEING POLICIES REGARDING CONTRACT LABOR UNDER A LABOR HOUR CONTRACT, BOEING ELECTRONIC TIMEKEEPING SYSTEM (ETS) SHALL BE UTILIZED TO MONITOR/REPORT SELLER EMPLOYEE TIME.

                      COMPENSATION SHALL BE BASED UPON HOURS ACCRUED IN THE ETS AND THE INDIVIDUAL RATES WILL BE IDENTIFIED AS AN "ATTACHMENT A" TO ANY RESULTING CONTRACT. PAYMENT SHALL BE AUTOMATICALLY ISSUED TO SUPPLIER PER BILLING RATE WHICH INCLUDES DIRECT LABOR OVERHEAD, GENERAL AND ADMINISTRATIVE RATES, AND PROFIT. SUPPLIER SHALL NOT ISSUE INVOICE TO BOEING. PAYMENT WILL BE ACCOMPLISHED ON A MONTHLY BASIS.

        0P36   16.    COMPENSATION

                      AS FULL COMPENSATION FOR THE PERFORMANCE OF THIS ORDER UNLESS OTHERWISE PROVIDED IN THE ORDER, BUYER SHALL PAY SELLER AT THE RATES SET FORTH IN THE ORDER FOR ALL SERVICES PROVIDED HEREUNDER BY SELLER'S EMPLOYEES PLUS, FOR ANY TRAVEL REQUIRED AS DETERMINED IN TRAVEL NOTE BT 0P34 OF THIS ORDER. SAID RATES COVER ALL WAGES AND SALARIES, OVERHEAD, G&A, AND PROFIT AND OTHER COSTS AND EXPENSES OF SELLER INCIDENT TO THIS ORDER, EXCEPT SUCH COSTS AND EXPENSES AS MAY BE COVERED BY TRAVEL NOTE BT 0P34, OR OTHER COSTS OR ALLOWANCES SPECIFICALLY PROVIDED FOR IN THE ORDER.

                      BUYER'S STANDARD WORK WEEK BEGINS ON FRIDAY AND ENDS ON THE FOLLOWING THURSDAY.

                      OVERTIME OR OTHER PREMIUM RATES. IF ANY, WILL NOT BE PAID UNLESS THE PERFORMANCE OF THE OVERTIME OR OTHER PREMIUM-PAY WORK HAS THE PRIOR APPROVAL OF BOEING MANAGEMENT.

                      A.      OVERTIME

                              OVERTIME SHALL BE PAID AT THE OVERTIME LABOR
                              RATES FOR

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      7
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      QUALIFYING SELLER'S PERSONNEL. OVERTIME COMPENSATION SHALL BE AT THE RATES AGREED TO BETWEEN BUYER AND SELLER. OVERTIME SHALL BE DETERMINED AS FOLLOWS.

                      (1) BUYER CONSIDERS OVERTIME AS ANY TIME EXPENDED BEYOND A NORMAL 40 HOUR WORK WEEK (INCLUDING WEEKENDS AS REGULAR TIME). OVERTIME SHOULD BE CHARGED ONLY AFTER 40 REGULAR HOURS.

                      (2) BUYER CONSIDERS OVERTIME DURING A BOEING HOLIDAY WORK WEEK TO BE ANY TIME EXPENDED BEYOND 32-HOUR WORK WEEK (INCLUDING WEEKENDS & HOLIDAYS AS REGULAR TIME). OVERTIME SHOULD BE CHARGED ONLY AFTER 32 REGULAR HOURS.

                      B.      HOLIDAY

                              SELLER'S EMPLOYEES SHALL ADHERE TO BUYER'S
                              ESTABLISHED HOLIDAY SCHEDULE FOR DURATION OF
                              CONTRACT.

                            FY98 SCHEDULE                   FY99 SCHEDULE
                            -------------                   -------------
                      NOVEMBER 27 AND 28, 1997        NOVEMBER 26 AND 27, 1998
                      DECEMBER 24, 1997 THRU          DECEMBER 24, 1998 THRU
                        JANUARY 1, 1998                 JANUARY 1, 1999
                      MAY 25, 1998                    MAY 25, 1999
                      JULY 3, 1998                    JULY 5, 1999
                      SEPTEMBER 7, 1998               SEPTEMBER 6, 1999

                      BOEING DOES NOT PAY FOR HOLIDAYS IF NOT WORKED.

        0P37   17.    INDEPENDENT CONTRACTOR AND LABOR REQUIREMENTS

                      A. SELLER IS PROVIDING SERVICES AS AN INDEPENDENT CONTRACTOR. PERSONNEL ASSIGNED BY SELLER ARE NOT EMPLOYEES OF BUYER, BUT ARE SELLER'S EMPLOYEES AND SUBJECT TO THE RULES, REGULATIONS AND MANAGEMENT OF SELLER. SELLER'S EMPLOYEES SHALL BE PAID EXCLUSIVELY BY SELLER AND SELLER SHALL BE RESPONSIBLE FOR COMPLIANCE WITH ALL REQUIREMENTS RELATING TO ITS EMPLOYEES UNDER LOCAL, STATE, AND FEDERAL LAWS AND REGULATIONS, INCLUDING BUT NOT LIMITED TO LAWS AND REGULATIONS GOVERNING MINIMUM WAGE, SOCIAL SECURITY, IMMIGRATION AND NATURALIZATION, UNEMPLOYMENT INSURANCE, INCOME TAX, AND WORKMENS COMPENSATION. ALL TAX OBLIGATIONS ASSOCIATED WITH THIS PURCHASE CONTRACT ARE THE SOLE RESPONSIBILITY OF SELLER. IN THE EVENT BUYER IS ASSESSED

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      8
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      OR NOTIFIED OF ANY SUCH TAXES, BUYER SHALL NOTIFY SELLER AND SELLER SHALL PROMPTLY PAY THE AMOUNT OF SUCH ASSESSMENTS TO THE PROPER AUTHORITY. AT THE REQUEST OF BUYER, SELLER SHALL GIVE REASONABLE EVIDENCE OF COMPLIANCE WITH ALL SUCH LEGAL REQUIREMENTS AND OBLIGATIONS.

                      B. ALL WORK SHALL BE PERFORMED AT BUYER'S FACILITIES UNLESS OTHERWISE REQUESTED AND AUTHORIZED BY BUYER.

                      C. SELLER SHALL NOT RECRUIT OR INDUCE BUYER'S PERMANENT EMPLOYEE TO BECOME EMPLOYEES OF SELLER DURING THE TERM OF THIS ORDER OR FOR A PERIOD OF SIX (6) MONTHS THEREAFTER.

                      D. SELLER SHALL INSTRUCT ITS EMPLOYEES NOT TO DIVULGE OR DISCUSS WITH BUYER'S EMPLOYEES ANY TERMS OF THIS ORDER, INCLUDING THE RATES OF PAY. ANY VIOLATION OF THIS PROVISION WILL ENTITLE BUYER TO REQUEST SUCH EMPLOYEE BE WITHDRAWN FROM PERFORMANCE UNDER THIS ORDER.

                      E. NEITHER SELLER NOR ITS AGENTS OR REPRESENTATIVES SHALL OFFER OR EXTEND GRATUITIES, SUCH AS GIFTS OR ENTERTAINMENT TO ANY OF BUYER'S EMPLOYEES, REGARDLESS OF THE PURPOSE OF INTENT.

                      F. SELLER SHALL NOT SUBCONTRACT FOR ANY OF THE SERVICES TO BE PROVIDED UNDER THIS CONTRACT WITHOUT THE PRIOR WRITTEN CONSENT OF BUYER.

        0P38   18.    EMPLOYEE ASSIGNMENT

                      THE SUBCONTRACTOR SHALL ASSIGN EMPLOYEES TO THIS CONTRACT WHO POSSESS THE QUALIFICATIONS TO PERFORM THE REQUIRED SERVICES. THE PRIME CONTRACTOR HAS THE RIGHT TO ACCEPT OR REJECT ASSIGNED SUBCONTRACTOR PERSONNEL. IF REQUESTED, THE SUBCONTRACTOR SHALL REMOVE ANY PERSONNEL FOR CAUSE, SELLER SHALL NOTIFY BUYER REGARDING THE NEED TO OBTAIN REPLACEMENT EMPLOYEE(S). RESUMES WILL BE SUBMITTED FOR ALL REPLACEMENT EMPLOYEES.

                      THE PRIME CONTRACTOR ALSO RESERVES THE RIGHT TO REDUCE THE QUANTITY OF PERSONNEL ASSIGNED, INCLUDING BUT NOT LIMITED TO, NON-REPLACEMENT OF PERSONNEL WHO RESIGN OR ARE EXCUSED FOR CAUSE.

        0P39   19.    VACATIONS

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            JD7563            01      11
                                           -----------------------------------

--------------------------------------------------------------------------------
SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

A. THE PURCHASE CONTRACT NUMBER SHOWN ON THE FACE OF THE ORDER AND THE APPLICABLE ITEM NUMBER(S) MUST APPEAR ON ALL INVOICES AND CORRESPONDENCE PERTAINING TO THIS CONTRACT.

B. REFER OR ADDRESS ALL INQUIRIES REGARDING THIS CONTRACT (EXCEPT INVOICES), TO THE BUYER AT THE BOEING MAIL STOP SPECIFIED ON THIS CONTRACT. INVOICES ARE TO BE MAILED TO THE ATTENTION OF ACCOUNTS PAYABLE (BOEING DEFENSE & SPACE GROUP, P.O. BOX 34113, SEATTLE, WA 98124-1113).

C. YOUR BILLING UNIT OF MEASURE (U/M) MUST BE THE SAME AS THE U/M ORDERED, UNLESS OTHERWISE NOTED. UNIT PRICES SHOWN IN THIS CONTRACT ARE NET AND APPLICABLE TRADE DISCOUNTS HAVE BEEN CONSIDERED. FEDERAL EXCISE TAX, IF ANY, MUST BE SHOWN AS A SEPARATE ITEM ON YOUR INVOICES. TWO COPIES OF ALL INVOICES MUST BE SUBMITTED, ONE COPY MUST BE MARKED ORIGINAL.

D. ALL ITEMS SHALL BE TO THE LATEST DRAWINGS AND SPECIFICATIONS UNLESS EXCEPTIONS ARE SPECIFIED IN THIS CONTRACT.

SHIPPING INSTRUCTIONS

A. ALL SHIPMENTS WHICH ARE F.O.B. SHIPPING POINT ARE TO BE SHIPPED COLLECT WHEN CONSIGNED TO A BOEING ADDRESS. F.O.B. DESTINATION SHIPMENTS TO BE SHIPPED PREPAID VIA CARRIER OF YOUR CHOICE. PLEASE INDICATE DESTINATION ZIP CODE, SPECIFIC STREET AND BUILDING ADDRESS ON ALL SHIPMENTS.

B. ALL SHIPMENTS FROM HUNTSVILLE COMMERCIAL ZONE THAT ARE F.O.B. SHIPPING POINT SHOULD BE SHIPPED VIA UNITED PARCEL SERVICE (UPS) OR BOEING LICENSED TRANSPORTATION.

C. BOEING PURCHASE CONTRACT NUMBER(S) AND ITEM NUMBER(S) MUST APPEAR ON ALL PACKING SHEETS AND FREIGHT BILLS, INCLUDING THIRD PARTY FREIGHT BILLS.

D. CONSOLIDATE ALL COLLECT SHIPMENTS TO BE FORWARDED VIA THE SAME TRANSPORTATION MODE ON ANY ONE DAY TO ANY ONE CONSIGNMENT ADDRESS.

E. DO NOT COMBINE SHIPMENTS FOR VARIOUS BOEING COMPANIES AND DIVISIONS UNLESS SPECIFICALLY INSTRUCTED.

F. DO NOT INSURE OR DECLARE VALUE ON ANY SHIPMENT EXCEPT TO OBTAIN LOWEST RATES WHEN BASED ON A RELEASED VALUE.

G. SHIPMENTS FROM OUTSIDE USA MUST BE ACCOMPANIED BY PRICED INVOICE FOR U.S. CUSTOMS CLEARANCE.

H.      ADDITIONAL COPY OF PACKING LIST TO BE PLACED INSIDE PACKAGE.

I.      LIST NUMBER OF PACKAGES ON OUTSIDE OF PACKAGES, I.E. (1of3, 2of3,
        ETC.).

J. SURFACE SHIPMENTS OVER 5,000 POUNDS, OVER-DIMENSIONAL, REQUIRE SPECIAL HANDLING, EXCLUSIVE USE OF VEHICLE, OR SPECIALIZED TRANSPORTATION EQUIPMENT, PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 48 HOURS PRIOR TO SHIPMENT. CALL (205) 772-2616 or 2617.

K. AIR SHIPMENTS OVER 500 POUNDS, OVER-DIMENSIONAL OR REQUIRE SPECIAL HANDLING, PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 24 HOURS PRIOR TO SHIPMENT. CALL (205) 772-2616-2617.

L. INSTRUCTIONS FOR DOMESTIC SHIPMENTS, INCLUDING GOVERNMENT BILL OF LADING SHIPMENTS.

        1. STANDARD (SURFACE) SHIPMENTS 150 POUNDS OR LESS PER PIECE SHIP VIA UNITED PARCEL SERVICE (UPS). SHIP COLLECT VIA THE CONSIGNEE BILLING PROGRAM. FOR INFORMATION ON THIS PROGRAM CALL UPS AT 1-800-354-7527. (PLEASE REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL PIECES).

                FOR STANDARD (SURFACE) SHIPMENTS FROM 151 POUNDS TO 5,000 POUNDS SHIP VIA CF MOTOTFREIGHT. SHIP COLLECT AND REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL SHIPMENTS.

        2.      SPECIFIC STREET AND BUILDING ADDRESS MUST BE SHOWN ON ALL
                SHIPMENTS.

        3. WHEN PURCHASE CONTRACT DIRECTS "SHIP VIA" GBL (GOVERNMENT BILL OF LADING) OBTAIN SAME FROM YOUR REGIONAL DCMAO (DEFENSE CONTRACT MANAGEMENT AREA OFFICE).

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                             JD7563            01      9
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      SELLER'S PERSONNEL OR MANAGEMENT WILL REQUEST AND SCHEDULE VACATIONS IN ADVANCE WITH THE COGNIZANT BOEING SUPERVISOR. ALL VACATIONS MUST BE APPROVED BY BOEING TO AVOID DISRUPTION

        0P40   20.    INSTALLATION (SITE) SECURITY

                      SELLER, ITS EMPLOYEES AND OTHER AGENTS, AND EMPLOYEES AND OTHER AGENTS OF SUBCONTRACTOR SHALL COMPLY WITH PHYSICAL, FIRE, OR OTHER PUBLISHED SECURITY REGULATIONS WHILE ON PREMISES UNDER BUYER'S CONTROL.

        0P41   21.    COPYRIGHT

                      ANY COMPUTER SOFTWARE OR OTHER WORK PREPARED BY ANY OF SELLER'S PERSONNEL IN THE COURSE OF OR AS A RESULT OF ANY ASSIGNMENT UNDER ANY CONTRACT SHALL:

                      I. BE A "WORK MADE FOR HIRE" TO WHICH COPYRIGHT VESTS WITH BUYER OR ITS DESIGNEE, OR

                      II. IF ANY SUCH WORK IS NOT A "WORK MADE BY HIRE" BY
                          OPERATION OF LAW, THE COPYRIGHT SUBSISTING IN SUCH WORK AND ALL EXCLUSIVE RIGHTS UNDER SUCH COPYRIGHT SHALL BE ASSIGNED AND TRANSFERRED TO BUYER OR ITS DESIGNEE.

        0P42   22.    REQUEST FOR RESUMES

                      BUYER'S HUMAN RESOURCES DEPARTMENTS WILL PERIODICALLY REQUEST RESUMES FOR SPECIFIC JOB CLASSIFICATIONS. SELLER WILL ONLY SUBMIT THE REQUESTED NUMBER OF RESUMES FOR THE IDENTIFIED JOB CLASSIFICATION. SELLER WILL NOT SUBMIT RESUMES TO ANY OTHER DEPARTMENT OF THE BOEING COMPANY OTHER THAN THE HUMAN RESOURCES DEPARTMENT. UNSOLICITED RESUMES WILL NOT BE SUBMITTED BY THE SELLER.

        0P43   23.    BOEING BUYER TYPING NOTES 0P34 AND 0P35 SUPERSEDES
                      SECTIONS 5.D AND 6 ON FORM DF4400-918 (REV. 2/97) GENERAL
                      PROVISIONS (LABOR HOUR CONTRACT).

        FNO1   24.    FUNDING/SUM ALLOTTED

                      THE SUM ALLOTTED S20,O0O,O00.00 TO THIS CONTRACT IS EQUAL TO THE TOTAL PURCHASE CONTRACT VALUE. THE SUPPLIER MUST NOTIFY THE BUYER WHEN 80% OF THE SUM ALLOTTED VALUE IS EXPENDED. NO COSTS IN EXCESS OF THE SUM ALLOTTED SHALL BE INCURRED

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
DEFENSE & SPACE GROUP                            JD7563            01      10
                                           -----------------------------------

                                 ACCEPTANCE COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          M. S. BLACKWELL           (713) 336-5012
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                      WITHOUT A CONTRACT CHANGE TO AUTHORIZE AN INCREASE IN THE PURCHASE CONTRACT VALUE.

                      THE SUM ALLOTTED STATED HEREIN IS A NOT-TO-EXCEED VALUE FOR A TWO (2) YEAR PERIOD FROM OCTOBER 1, 1997 THRU SEPTEMBER 30, 1999 FOR THE PAYMENT OF HOURS EXPENDED IN PERFORMANCE OF THE SPECIFIED IN THE JOB DESCRIPTION(S). IT IS NOT A GUARANTEE OF WORK EQUAL TO THE SUM ALLOTTED VALUE.

        FNO2   25.    RATES ARE AS FOLLOWS:

                      101-125      OVERHEAD      G&A
                       1998        33.20%       0.90%
                       1999        33.20%       0.80%
                       2000        33.20%       0.80%
                       2001        33.20%       0.70%

                      PROFIT FEE IS 4.00% FOR ALL NUMBERS OF PEOPLE AND YEARS.

                      SUBCONTRACTING COST IS THE SAME AS G&A BASIC PROPOSAL

                      SEE ATTACHMENT I FOR ALL OVERHEAD, G&A AND PROFIT RATES FOR ALL NUMBERS OF PEOPLE AND YEARS.

        PCO1   26.    REVISE PAYMENT TERMS FROM NET 30 DAYS TO 1/2% NET 10 DAYS

THE BOEING COMPANY                                           Acceptance Reqd |X|
13100 SPACE CENTER BOULEVARD
HOUSTON, TX 77069                                 Special contract instructions
                                                       are attached hereto

ATTN: JAYANT RAMAKRISHNAN
DYNACS ENGINEERING CO INC
35111 US HWY 19 N STE 300
PALM HARBOR FL 34684

SUPPLIER COPY              PURCHASE CONTRACT NO.          PCC          PAGE
                                  JV4148                   02             1
-------------------------------------------------------------------------------
                                             CONFIRM DATE          RELEASE DATE
PURCHASE CONTRACT CHANGE                                              04/15/99
-------------------------------------------------------------------------------
ADDRESS ALL INQUIRIES TO BUYER:     STATE SALES OR USE TAX STATUS
T. HENSON                           |_|   SUBJECT TO TAX
                                    |X|   FOR RESALE NOT SUBJECT TO TX TAX
-------------------------------------------------------------------------------
MAIL STOP                AREA CODE/PHONE NO.             CERT NO.
  HM-T1                   (713) 244-4216             1-91-0425694-6
-------------------------------------------------------------------------------
PAYMENT TERMS                                  SHIPPING TOLERANCE
1/2% 10 DAYS NET 30                            OVER   % UNDER   %
-------------------------------------------------------------------------------
PRIME CONTRACT NO.                             RATING ALLOTMENT
NAS 15-10000                                       DO-C9
-------------------------------------------------------------------------------
SHIP VIA:                  F.O.B. POINT                 FREIGHT ALLOWANCE
NOT APPLICABLE             NOT APPLICABLE               NONE
-------------------------------------------------------------------------------
SHIP TO:                                         ORIGINAL PC RELEASE DATE
NONE                                                    01/05/99
-------------------------------------------------------------------------------
THE FOLLOWING CLAUSES OF FORM D1-4305-1500 (REV 02/96) ARE PART OF THIS CONTRACT
A6   A22   A26   E25   G8   G16   G21   G30   I1   L1   P2  P16   P21   P32  P44
-------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

THIS PURCHASE CONTRACT, JV4148, IS HEREBY ISSUED FOR ADMINISTRATIVE PURPOSES T0 ALLOW CONVERSION OF PURCHASE CONTRACT JD7563 (DATED 10-15-97) FROM A "CONTRACT LABOR" TYPE AGREEMENT T0 A "LABOR HOUR/TECHNICAL ASSISTANCE" TYPE AGREEMENT.

1        1.00 LT NPN

                 ENGINEERING/ADMINISTRATION SUPPORT IN ACCORDANCE    11660631.00
                 WITH EXHIBIT B.

                 THE WORK ORDER CHARGE IS 5-2J2P9-1215-JV4148

2        1.00 LT NPN

                 SUBCONTRACT EFFORT WITH LOCKHEED MARTIN FROM          141483.00
                 10-01-98 THROUGH 01-31-99.

3    CANCELED LT NPN
                                                                   SEE NOTE A184
                 THE WORK ORDER CHARGE IS 5-2J8EF-1215-JV4148

4    CANCELED LT NPN

                                                                   SEE NOTE A184

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      2
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                 THE WORK ORDER CHARGE IS 5-2J4PO-1215-JV4148

5    CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J5EF-1215-JV4148

6    CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2JOEG-1215-JV4148

7    CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J1EP-1318-JV4148

8    CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J4EX-1318-JV4148

9    CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J7ET-1318-JV4148

10   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J5EN-1312-JV4148

11   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J7EN-1312-JV4148

12   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3EW-1318-JV4148

13   CANCELED LT NPN

                                                                   SEE NOTE A184

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      3
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                 THE WORK ORDER CHARGE IS 5-2J4EW-1316-JV4148

14   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3EN-1313-JV4148

15   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J8ET-1318-JV4148

16   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J0EY-1315-JV4148

17   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J7EX-1161-JV4148

18   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J2EX-1318-JV4148

19   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3P3-1315-JV4148

20   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J1EX-1315-JV4148

21   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6EW-1316-JV4148

22   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2JOEC-1317-JV4148

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      4
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

23   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3EH-1318-JV4148

24   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3ET-1318-JV4148

25   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J2ET-1318-JV4148

26   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J1ER-1318-JV4148

27   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J2EB-1318-JV4148

28   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3EL-1318-JV4148

29   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6ED-1520-JV4148

30   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J2P8-1101-JV4148

31   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J4EB-1102-JV4148

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      5
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

32   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J0EH-1103-JV4148

33   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J8EJ-1216-JV4148

34   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J7EW-1316-JV4148

35   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J0EA-1710-JV4148

36   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J1EB-1720-JV4148

37   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3EF-1730-JV4148

38   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J4EC-1313-JV4148

39   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J5EW-1316-JV4148

40   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J5ET-1316-JV4148

41   CANCELED LT NPN

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      6
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3PO-1316-JV4148

42   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-24EF-156-JV4248

43   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J5EA-1317-JV4148

44   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J9ES-1217-JV4148

45   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J9FW-1141-JV4148

46   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J7FZ-1142-JV4148

47   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6FZ-1143-JV4148

48   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J4FZ-1143-JV4148

49   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3FZ-1143-JV4148

50   CANCELED LT NPN

                                                                   SEE NOTE A184

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      7
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                 THE WORK ORDER CHARGE IS 5-2J2FZ-1143-JV4148

51   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J1FZ-1143-JV4148

52   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J0FZ-1143-JV4148

53   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J9FY-1143-JV4148

54   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J8FY-1143-JV4148

55   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J5FZ-1143-JV4148

56   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J8FW-1143-JV4148

57   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J7FY-1145-JV4148

58   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6FY-1147-JV4148

59   CANCELED LT NPN

                                                                   SEE NOTE A184

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      8
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE

                 THE WORK ORDER CHARGE IS 5-2J2FY-1147-JV4148

60   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J5FY-1141-JV4148

61   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6FX-1141-JV4148

62   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J4FY-1414-JV4148

63   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3FY-1415-JV4148

64   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6EX-1213-JV4148

65   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J4EZ-1213-JV4148

66   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6EZ-1213-JV4148

67   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J3FW-1151-JV4148

68   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J4FW-1152-JV4148

                           **CONTINUED ON NEXT PAGE**

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      9
                                           -----------------------------------

                                 SUPPLIER COPY

SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------
ITEM  QUANTITY    U/M    PART NUMBER AND DESCRIPTION                  UNIT PRICE
69   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J2FW-1153-JV4148

70   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J1FW-1154-JV4148

71   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2JOFW-1155-JV4148

72   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J6EZ-1164-JV4148

73   CANCELED LT NPN

                                                                   SEE NOTE A184

                 THE WORK ORDER CHARGE IS 5-2J1FS-1165-JV4148

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        10
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE

                                              EXHIBIT B " SCHEDULE"

                                              ATTACHMENT A "JOHNSON SPACE CENTER PROVISIONS"
                                              ATTACHMENT B "KENNEDY SPACE CENTER PROVISIONS"
                                              ATTACHMENT C "LEWIS RESEARCH CENTER PROVISIONS"
                                              ATTACHMENT D "MARSHALL SPACE FLIGHT CENTER PROVISIONS"

                  A322                    04. CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE
                                              CERTAIN FEDERAL TRANSACTIONS

                                              FAR 52.203-11, "CERTIFICATION AND DISCLOSURE REGARDING
                                              PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS," IS
                                              INCORPORATED HEREIN BY REFERENCE. SELLER'S SIGNED PROPOSAL
                                              PROVIDED THE REQUIRED CERTIFICATION.

                  A362                    05. "MANNED SPACE FLIGHT ITEM

                                              FOR USE IN MANNED SPACE FLIGHT; MATERIALS,
                                              MANUFACTURING AND WORKMANSHIP OF HIGHEST
                                              QUALITY STANDARDS ARE ESSENTIAL TO ASTRONAUT SAFETY.

                                              IF YOU ARE ABLE TO SUPPLY THE DESIRED ITEM WITH
                                              A HIGHER QUALITY THAN THAT OF THE ITEMS
                                              SPECIFIED OR PROPOSED, YOU ARE REQUESTED TO BRING
                                              THIS FACT TO THE IMMEDIATE ATTENTION OF THE BUYER.

                  A371                    06. "TRAVEL OUTSIDE OF THE UNITED STATES

                                              (A)  THE SELLER SHALL NOTIFY THE BUYER AT LEAST 35 DAYS IN
                                                   ADVANCE OF THE START OF TRAVEL TO LOCATIONS OUTSIDE THE
                                                   UNITED STATES BY SELLER EMPLOYEES THAT IS TO BE CHARGED
                                                   TO THIS CONTRACT.  IF THAT IS NOT POSSIBLE, THE BUYER SHALL
                                                   BE NOTIFIED AS SOON AS THE TRAVEL REQUIREMENT IS
                                                   IDENTIFIED.

                                              (B)  THE SELLER SHALL SUBMIT A TRAVEL REPORT TO THE BUYER
                                                   AT THE CONCLUSION OF THE TRAVEL.
                                                   THE TRAVEL REPORT SHALL BE IN THE SELLER'S FORMAT
                                                   UNLESS OTHER REQUIRED CONTENTS AND
                                                   DISTRIBUTION ARE IDENTIFIED BY THE BUYER."

                  A393                    07. "MISSION CRITICAL SPACE SYSTEMS PERSONNEL
                                              RELIABILITY PROGRAM

                                              NASA FOR SUPPLEMENT 18-52.246-70, 'MISSION CRITICAL SPACE
                                              SYSTEMS PERSONNEL RELIABILITY PROGRAM,' IS INCORPORATED BY


                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        11
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                                   REFERENCE."

                  B158                    08. EMERGENCY EVACUATION PROCEDURES

                                              NASA FOR SUPPLEMENT 18-52.237-70, "EMERGENCY EVACUATION
                                              PROCEDURES," IS INCORPORATED BY REFERENCE. "CONTRACTING
                                              OFFICER" MEANS CONTRACTING OFFICER OR BUYER.

                  F272                        09.  "TRANSFER OF TECHNICAL DATA AND GOODS - EXPORT CONTROL

                                              REGULATIONS

                                              A. IN PERFORMANCE OF WORK AUTHORIZED UNDER THIS
                                              CONTRACT, THE SELLER AND ITS SUBCONTRACTORS SHALL, AS
                                              NECESSARY, DELIVER, DISCLOSE OR TRANSFER (EXPORT) TO A
                                              FOREIGN ENTITY OR PERSON, TECHNICAL DATA, COMPUTER
                                              SOFTWARE OR EQUIPMENT PURSUANT TO NASA CONTROL AND
                                              GUIDELINES WHICH MAY BE SUBJECT TO THE EXPORT LICENSE
                                              JURISDICTION OF THE COMMERCE DEPARTMENT EXPORT
                                              ADMINISTRATION REGULATIONS (EAR) OF THE STATE DEPARTMENT
                                              INTERNATIONAL TRAFFIC ARMS REGULATIONS (ITAR).

                                              B. IN PROCESSING SUCH EXPORTS, THE SELLER AND ITS
                                              SUBCONTRACTORS SHALL USE RELEVANT REGULATORY EXEMPTIONS
                                              OR OTHER APPROVALS WHICH APPLY (E.G., A GENERAL LICENSE
                                              UNDER THE EAR, OR AN EXEMPTION UNDER THE ITAR),
                                              PURSUANT TO THIS CLAUSE, AND SHALL ABIDE BY ANY
                                              REGULATORY REQUIREMENTS FOR SUCH EXPORTS. SHOULD NO
                                              REGULATORY EXEMPTION OR OTHER APPROVAL EXIST, THE SELLER
                                              SHALL INFORM NASA AND SHALL PROVIDE THE NECESSARY
                                              DOCUMENTATION IN ORDER FOR NASA TO OBTAIN ANY REQUIRED
                                              APPROVAL.

                                              C. ANY EXPORT AFFECTED PURSUANT TO THIS CLAUSE SHALL BE
                                              LIMITED TO ONLY THAT TECHNICAL DATA, COMPUTER SOFTWARE
                                              AND HARDWARE NECESSARY TO DEFINE OR CARRY OUT NASA
                                              RESPONSIBILITIES IN THE INTERNATIONAL SPACE STATION
                                              ALPHA PROGRAM.

                                              D. THE SELLER, SUBJECT TO NASA AND/OR BUYER CONTROL AND
                                              GUIDELINES, IS AUTHORIZED TO PROVIDE THIS DIRECTION IN
                                              ALL SPACE STATION SUBCONTRACTS AT ANY TIER, THE
                                              PERFORMANCE OF WHICH MAY REQUIRE THE DEVELOPMENT,
                                              DELIVERY OR USE OF TECHNICAL DATA, COMPUTER SOFTWARE,
                                              HARDWARE AND FOR WHICH A NEED EXISTS TO EFFECT THE
                                              EXPORT BY THE SUBCONTRACTOR."


                  F277                    10. "IDENTIFICATION AND APPROVAL FOR USE OF RESTRICTED COMPUTER

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        12
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                                   SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE

                                                   A. THE SELLER SHALL IDENTIFY, IN WRITING, UPON
                                                   DEFINITIZATION, ALL RESTRICTED COMPUTER SOFTWARE AND/OR
                                                   COMMERCIAL COMPUTER SOFTWARE, AS DEFINED IN THE 'RIGHTS
                                                   IN DATA-GENERAL' AND THE 'COMMERCIAL COMPUTER SOFTWARE
                                                   LICENSING' CLAUSES OF THIS CONTRACT, THAT WILL BE
                                                   DELIVERED IN PERFORMANCE OF THIS CONTRACT. THE BUYER
                                                   SHALL APPROVE OR DISAPPROVE, IN WRITING, USE OF THE
                                                   IDENTIFIED SOFTWARE WITHIN 75 DAYS FROM RECEIPT OF
                                                   REQUEST.

                                                   B. THE SELLER SHALL BE RESPONSIBLE FOR NOTIFYING THE
                                                   BUYER ON A CONTINUOUS BASIS OF ADDITIONAL RESTRICTED
                                                   COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE
                                                   NEEDED.

                                                   C. IF THE BUYER DISAPPROVES THE USE OF RESTRICTED
                                                   COMPUTER SOFTWARE AND/OR COMMERCIAL COMPUTER SOFTWARE,
                                                   WHEN SUCH SOFTWARE IS IDENTIFIED, THE SELLER MAY SUBMIT
                                                   A PROPOSAL FOR EQUITABLE ADJUSTMENT TO THE BUYER. SUCH
                                                   PROPOSALS SHALL BE HANDLED ACCORDING TO THE PROVISIONS
                                                   OF THE 'CHANGES' CLAUSE OF THIS CONTRACT."

                  F281                        11.  TECHNICAL INFORMATION RELEASES AND PUBLICATIONS

                                                   AS AUTHORIZED BY PARAGRAPH (D)(1) OF THE RIGHTS IN DATA
                                                   GENERAL CLAUSE OF THE PURCHASE CONTRACT, THE FOLLOWING
                                                   EXCEPTION SHALL APPLY:

                                                       DURING THE PERFORMANCE OF THIS PURCHASE CONTRACT, IF
                                                       DATA RELATING TO THIS CONTRACT IS PLANNED FOR USE IN
                                                       ORAL OR WRITTEN PRESENTATIONS, PROFESSIONAL MEETINGS,
                                                       SEMINARS, OR IN ARTICLES TO BE PUBLISHED IN
                                                       PROFESSIONAL, SCIENTIFIC, AND TECHNICAL JOURNALS AND
                                                       SIMILAR MEDIA, SELLER SHALL ASSURE THAT AN ADVANCE
                                                       INFORMATION COPY OF THE PRESENTATION OR ARTICLE IS SENT
                                                       TO THE BUYER TO HAVE
                                                   THE BENEFIT OF ADVANCE INFORMATION CONCERNING
                                                   ACCOMPLISHMENTS OF INTEREST, AND WILL PROVIDE THE BUYER
                                                   AN OPPORTUNITY TO MAKE SUGGESTIONS TO THE SELLER
                                                   CONCERNING REVISIONS IF IT IS CONSIDERED THAT SUCH
                                                   COMMENTS MIGHT BE USEFUL TO THE SELLER TO HELP ASSURE
                                                   THE TECHNICAL ACCURACY OF THE INFORMATION TO BE
                                                   PRESENTED OR PUBLISHED. THE INFORMATION COPY WILL BE
                                                   FORWARDED TO THE BUYER AT LEAST FOUR WEEKS IN ADVANCE OF
                                                   THE DATA THE AUTHOR INTENDS TO GIVE THE PRESENTATION OR
                                                   SUBMIT THE ARTICLE FOR PUBLICATION. THE ADVANCE
                                                   INFORMATION COPY MAY BE SUBMITTED IN THE FORMAT OR
                                                   MEDIUM WHICH WILL BE SUBMITTED IN THE FORMAT OR MEDIUM
                                                   WHICH WILL BE UTILIZED IN ITS ULTIMATE RELEASE.

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        13
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                  G199                    12. PAYMENT FOR OVERTIME PREMIUMS

                                              A) THE USE OF OVERTIME IS AUTHORIZED UNDER THIS CONTRACT
                                              IF THE OVERTIME PREMIUM COST DOES NOT EXCEED THE AMOUNT
                                              SET FORTH IN PARAGRAPH (C) BELOW OR THE OVERTIME IS PAID
                                              FOR WORK -

                                                    1) NECESSARY TO COPE WITH EMERGENCIES SUCH AS
                                              THOSE RESULTING FROM ACCIDENTS, NATURAL DISASTERS,
                                              BREAKDOWNS OF PRODUCTION EQUIPMENT, OR OCCASIONAL
                                              PRODUCTION BOTTLENECKS OF A SPORADIC NATURE;

                                                    2) BY INDIRECT-LABOR EMPLOYEES SUCH AS THOSE
                                              PERFORMING DUTIES IN CONNECTIONS WITH ADMINISTRATION,
                                              PROTECTION, TRANSPORTATION, MAINTENANCE STANDBY PLANT
                                              PROTECTION, OPERATION OR UTILITIES, OR ACCOUNTING;

                                                    3) TO PERFORM TESTS, INDUSTRIAL PROCESSES,
                                              LABORATORY PROCEDURES, LOADING OR UNLOADING OF
                                              TRANSPORTATION CONVEYANCES, AND OPERATIONS IN FLIGHT OR
                                              AFLOAT THAT ARE CONTINUOUS IN NATURE AND CANNOT
                                              REASONABLY BE INTERRUPTED OR COMPLETED OTHERWISE; OR

                                                    4) THAT WILL RESULT IN LOWER OVERALL COSTS TO THE
                                              BUYER.

                                              B) ANY REQUEST FOR ESTIMATED OVERTIME PREMIUMS THAT
                                              EXCEEDS THE AMOUNT SPECIFIED ABOVE SHALL INCLUDE ALL
                                              ESTIMATED OVERTIME FOR CONTRACT COMPLETION AND SHALL:

                                                    1) IDENTIFY THE WORK UNIT; E.G., DEPARTMENT OR
                                              SECTION IN WHICH THE REQUESTED OVERTIME WILL BE USED,
                                              TOGETHER WITH PRESENT WORKLOAD, STAFFING AND OTHER DATA
                                              OF THE AFFECTED UNIT SUFFICIENT TO PERMIT THE BUYER TO
                                              EVALUATE THE NECESSITY FOR THE OVERTIME;

                                                    2) DEMONSTRATE THE EFFECT THAT DENIAL OF THE
                                              REQUEST WILL HAVE ON THE CONTRACT DELIVERY OR
                                              PERFORMANCE SCHEDULE;

                                              AND

                                                    3) PROVIDE REASONS WHY THE REQUIRED WORK CANNOT BE
                                              PERFORMED BY USING MULTISHIFT OPERATIONS OR BY EMPLOYING
                                              ADDITIONAL PERSONNEL.

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        14
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE

                                              C) THE OVERTIME PREMIUM CEILING CONTEMPLATED BY
                                              PARAGRAPH A IS 5%.

                  G243                    13. INVOICE PAYMENT REQUIREMENTS

                                              A. PAYMENTS. PAYMENTS ARE MADE FROM "ORIGINAL" INVOICES
                                              ONLY. FAX COPIES, STATEMENTS OR INVOICE COPIES WILL NOT
                                              BE ACCEPTED. "DUPLICATE ORIGINAL" INVOICES MUST NOT BE
                                              SENT WITHOUT PRIOR AUTHORIZATION FROM EITHER THE BUYER
                                              OR ACCOUNTS PAYABLE. "DUPLICATE ORIGINAL" INVOICES MUST
                                              BE SIGNED AND DATED WITH THE FULL SIGNATURE OF SELLER'S
                                              APPROPRIATE MANAGER. INITIALS WILL NOT BE ACCEPTED.
                                              THIRD PARTY BILLING IS NOW ALLOWED.

                                              B. TERMS PAYMENT TERMS BEGIN UPON RECEIPT OF AN
                                              ACCEPTABLE INVOICE BY BUYER'S ACCOUNTS PAYABLE
                                              ORGANIZATION. PAYMENTS ARE NOT SCHEDULED BASED UPON THE
                                              DATE OF YOUR INVOICE. AGREED UPON TERMS MUST BE
                                              CORRECTLY INDICATED ON YOUR INVOICE AND SHOULD AGREE
                                              WITH THE PURCHASE CONTRACT. EXAMPLE: 2% 10 NET 30.

                                              C. MAILING INFORMATION

                                                 INVOICES ARE TO BE MAILED TO:

                                                   BOEING INFORMATION, SPACE & DEFENSE SYSTEMS
                                                   ACCOUNTS PAYABLE, P.O. BOX 34113
                                                   SEATTLE, WA 98124-1113

                                              EXPRESS OVERNIGHT MAIL SHOULD BE SENT TO:

                                                   BOEING INFORMATION, SPACE & DEFENSE SYSTEMS
                                                   ACCOUNTS PAYABLE
                                                   18-01 BUILDING, 2ND FLOOR, MAIL STOP 80-FW
                                                   20403 68TH AVENUE SOUTH
                                                   KENT, WA 98032

                                              D. PREPAID FREIGHT CHARGES. WHEN PREPAID FREIGHT CHARGES
                                              ARE AUTHORIZED BY BUYER, INCLUDE A COPY OF THE PREPAID
                                              FREIGHT BILL WITH THE INVOICE FOR CHARGES OVER $100.00.
                                              FREIGHT CHARGES WILL BE DEDUCTED FROM THE PAYMENT IF
                                              THIS DOCUMENTATION IS NOT INCLUDED.

                                              E. INVOICE INFORMATION. ALL INVOICES MUST CONTAIN THE
                                              FOLLOWING INFORMATION:

                                                   1. BUYER'S PURCHASE CONTRACT NUMBER (EXAMPLE:
                                              AA1111 OR

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        15
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                              AAA111) NOTE: ONLY ONE PURCHASE CONTRACT NUMBER PER
                                              INVOICE.

                                                   2. PAYMENT TERMS (EXAMPLE: 2% 10 NET 30)

                                                   3. INVOICE NUMBER

                                                   4. INVOICE DATA

                                                   5. BOEING PURCHASE CONTRACT LINE ITEM NUMBER (EXAMPLE: 05)

                                                   6. QUANTITY INVOICED (NOTE: QUANTITY INVOICED MUST
                                              EQUAL QUANTITY SHIPPED AND CANNOT EXCEED QUANTITY ORDERED)

                                                   7. BOEING PART NUMBER

                                                   8. UNIT PRICE

                                                   9. TOTAL PRICE

                                                  10. TOTAL TAX

                                                  11. FREIGHT CHARGES

                                              THE PURCHASE CONTRACT IS THE SOLE BASIS FOR YOUR
                                              PAYMENT. INCORRECT INVOICES WILL BE RETURNED UNPAID.
                                              ACCOUNTS PAYABLE CANNOT AUTHORIZE OR NEGOTIATE ANY
                                              CHANGES TO THE PURCHASE CONTRACT. CONTACT THE BUYER
                                              DIRECTLY TO RESOLVE INVOICE DISCREPANCIES.

                                              F. PAYMENT INQUIRIES. BOEING DEFENSE & SPACE GROUP
                                              CHECKS ARE GENERATED ONCE A WEEK. CHECKS ARE PREPARED
                                              AND MAILED EACH FRIDAY. INQUIRIES ON PAST DUE INVOICES
                                              (AGED OVER 45 DAYS) OR PAYMENT PROBLEMS MAY BE FAXED
                                              DIRECTLY TO ACCOUNTS PAYABLE, FAX NUMBER (253) 773-7999.
                                              A COPY OF THE INVOICE IN QUESTION SHOULD BE ANNOTATED
                                              WITH THE SPECIFIC PROBLEM. FOR EXAMPLE:

                                                   1. NOT PAID

                                                   2. UNDER/OVER PAID (SHOW THE AMOUNT UNDER OR OVER PAID)

                                                   3. SALES TAX OR FREIGHT NOT PAID

                  H119                    14. "IDENTIFICATION OF EMPLOYEES

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        16
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                              AT ALL TIMES WHILE ON GOVERNMENT PROPERTY, THE SELLER,
                                              SUBCONTRACTORS, THEIR EMPLOYEES AND AGENTS SHALL WEAR
                                              BADGES WHICH WILL BE ISSUED BY THE NASA CONTRACT AND
                                              PASS OFFICE, LOCATED IN BUILDING NO. 110. BADGES WILL BE
                                              ISSUED ONLY BETWEEN THE HOURS OF 7:00 A.M. AND 4:00
                                              P.M., MONDAY THROUGH FRIDAY. EACH INDIVIDUAL WHO WEARS A
                                              BADGE WILL BE REQUIRED TO SIGN PERSONALLY FOR THE BADGE.
                                              THE SELLER WILL BE HELD ACCOUNTABLE FOR THESE BADGES,
                                              AND IMMEDIATELY AFTER COMPLETION OF THE WORK THEY SHALL
                                              BE RETURNED TO THE NASA CONTRACT BADGE AND PASS OFFICE.
                                              FAILURE TO TURN IN BADGES UPON COMPLETION OF THE WORK
                                              MAY RESULT IN FINAL PAYMENT BEING DELAYED."

                  I133                    15. SALES/USE TAX REGISTRATION NUMBER

                                              CLAUSE I.1 OF FORM d1 4305 1500, INCORPORATED BY
                                              REFERENCE, IS REVISED BY ADDING/REVISING THE
                                              STATE/REGISTRATION NUMBER AS FOLLOWS: TEXAS 1-91425694-6

                  L108                    16. CROSS-WAIVER OF LIABILITY FOR SPACE STATION ACTIVITIES

                                              NASA FOR SUPPLEMENT 18-52.228-76, " CROSS-WAIVER OF LIABILITY
                                              FOR SPACE STATION ACTIVITIES," IS INCORPORATED BY REFERENCE.
                                              "CONTRACTOR" MEANS SELLER

                  P118                    17. FOR THE CONSIDERATIONS CONTAINED IN THIS
                                              CONTRACT, BUYER SHALL HAVE THE RIGHT AND OPTION TO
                                              PURCHASE, AND SELLER HEREBY AGREES TO SELL TO BUYER UPON
                                              RECEIPT OF BUYER'S NOTICE EXERCISING THE OPTION, THE
                                              FOLLOWING ITEMS(S), WITHIN THE QUANTITIES AND TO THE
                                              SCHEDULE(S) SET FORTH BELOW, AND UPON THE TERMS AND
                                              CONDITIONS AND OTHER PROVISIONS OF THIS CONTRACT. BUYER
                                              MAY EXERCISE ANY OR ALL OF THE FOREGOING OPTION(S) BY
                                              ISSUANCE OF SAID NOTICE(S) NOT LATER THAN THE DATE(S)
                                              SHOWN IN THE COLUMN ENTITLED "OPTIONS EXERCISE DATE(S)",
                                              BELOW. SELLER'S FAILURE TO MEET CONTRACT PERFORMANCE
                                              SCHEDULES OR MILESTONES LEADING UP TO BUYER'S DECISION
                                              TO EXERCISE THE FOLLOWING OPTION(S) SHALL RESULT IN A
                                              DAY-FOR-DAY SLIDE IN THE OPTION EXERCISE DATE(S). EACH
                                              PROPOSAL SUBMITTED BY SELLER PURSUANT TO THE "CHANGES"
                                              CLAUSE OF THIS CONTRACT SHALL INCLUDE SELLER'S PROPOSED
                                              ADJUSTMENT, IF ANY, TO THE UNIT PRICE(S) SET FORTH
                                              BELOW, DIRECTLY CAUSED BY THE CHANGES(S) TO WHICH SUCH
                                              PROPOSAL RELATES. SELLER SHALL NOT BE ENTITLED TO ANY
                                              ADJUSTMENT OF THESE UNIT PRICE(S) BEYOND THAT NEGOTIATED

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        17
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                              BY BUYER AND SELLER AS A RESULT OF SUCH PROPOSAL.

                                              QUANTITY  ITEM       UNIT PRICE       SCHEDULE   OPTION    EXERCISE DATE(S)

                                              1 LT.      ?          $10000000.00       N/A         FY'00              10/01/99
                                              1 LT.      ?          $10000000.00       N/A         FY'01              10/01/00

                  P267                    18. YEAR 2000 COMPLIANCE

                                              IF THIS CONTRACT IS FOR THE PROCUREMENT OF TECHNOLOGY
                                              THAT WILL BE REQUIRED TO PERFORM DATE/TIME PROCESSING,
                                              BY ACKNOWLEDGING THIS CONTRACT SELLER VERIFIES THAT SUCH
                                              SUPPLIES ARE YEAR 2000 COMPLIANT. YEAR 2000 COMPLIANT
                                              MEANS INFORMATION TECHNOLOGY THAT ACCURATELY PROCESSES
                                              DATE/TIME DATA (INCLUDING, BUT NOT LIMITED TO,
                                              CALCULATING, COMPARING, AND SEQUENCING) FROM, INTO, AND
                                              BETWEEN THE TWENTIETH AND TWENTY-FIRST CENTURIES, AND
                                              THE YEARS 1999 AND 2000 AND LEAP YEAR CALCULATIONS.
                                              FURTHERMORE, YEAR 2000 COMPLIANT INFORMATION TECHNOLOGY,
                                              WHEN USED IN COMBINATION WITH OTHER INFORMATION
                                              TECHNOLOGY, SHALL ACCURATELY PROCESS DATE/TIME DATA IF
                                              THE OTHER INFORMATION TECHNOLOGY PROPERLY EXCHANGES
                                              DATE/TIME DATA WITH IT.

                  R171                    19. BUSINESS SIZE CERTIFICATION

                                              IN ACCORDANCE WITH SELLER'S CURRENT BUSINESS SIZE
                                              CERTIFICATION (FORM) DO-6000-4195), OR OTHER INFORMATION
                                              PROVIDED TO THE BUYER, SELLER'S BUSINESS SIZE HAS BEEN
                                              ESTABLISHED AS SET FORTH BELOW. IF THIS BUSINESS SIZE IS
                                              NOT CORRECT, SELLER SHALL IMMEDIATELY NOTIFY THE BUYER'S
                                              SUPPLIER MANAGEMENT.

                                              SELLER'S CURRENT BUSINESS SIZE IS: SMALL MINORITY OWNED
                                              BUSINESS.
                                              SMALL MINORITY OWNED BUSINESS.

                  OP37                    20. INDEPENDENT CONTRACTOR AND LABOR REQUIREMENTS

                                              A. SELLER IS PROVIDING SERVICES AS AN INDEPENDENT
                                              CONTRACTOR. PERSONNEL ASSIGNED BY SELLER ARE NOT
                                              EMPLOYEES OF BUYER, BUT ARE SELLER'S EMPLOYEES AND
                                              SUBJECT TO THE RULES, REGULATIONS AND MANAGEMENT OF
                                              SELLER. SELLER'S EMPLOYEES SHALL BE PAID EXCLUSIVELY BY
                                              SELLER AND SELLER SHALL BE RESPONSIBLE FOR COMPLIANCE
                                              WITH ALL REQUIREMENTS RELATING TO ITS EMPLOYEES UNDER
                                              LOCAL, STATE, AND FEDERAL LAWS AND REGULATIONS,
                                              INCLUDING BUT NOT LIMITED TO LAWS

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        18
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                              AND REGULATIONS GOVERNING MINIMUM WAGE, SOCIAL SECURITY,
                                              IMMIGRATION AND NATURALIZATION, UNEMPLOYMENT INSURANCE, INCOME
                                              TAX, AND WORKMENS COMPENSATION. ALL TAX OBLIGATIONS ASSOCIATED
                                              WITH THIS PURCHASE CONTRACT ARE THE SOLE RESPONSIBILITY
                                              OF SELLER. IN THE EVENT BUYER IS ASSESSED OR NOTIFIED OF
                                              ANY SUCH TAXES, BUYER SHALL NOTIFY SELLER AND SELLER
                                              SHALL PROMPTLY PAY THE AMOUNT OF SUCH ASSESSMENTS TO THE
                                              PROPER AUTHORITY. AT THE REQUEST OF BUYER, SELLER SHALL
                                              GIVE REASONABLE EVIDENCE OF COMPLIANCE WITH ALL SUCH
                                              LEGAL REQUIREMENTS AND OBLIGATIONS.

                                              B. ALL WORK SHALL BE PERFORMED AT BUYER'S FACILITIES
                                              UNLESS OTHERWISE REQUESTED AND AUTHORIZED BY BUYER.

                                              C. SELLER SHALL NOT RECRUIT OR INDUCE BUYER'S PERMANENT
                                              EMPLOYEE TO BECOME EMPLOYEES OF SELLER DURING THE TERM
                                              OF THIS ORDER OR FOR A PERIOD OF SIX (6) MONTHS
                                              THEREAFTER.

                                              D. SELLER SHALL INSTRUCT ITS EMPLOYEES NOT TO DIVULGE OR
                                              DISCUSS WITH BUYER'S EMPLOYEES ANY TERMS OF THIS ORDER,
                                              INCLUDING THE RATES OF PAY. ANY VIOLATION OF THIS
                                              PROVISION WILL ENTITLE BUYER TO REQUEST SUCH EMPLOYEE BE
                                              WITHDRAWN FROM PERFORMANCE UNDER THIS ORDER.

                                              E. NEITHER SELLER NOR ITS AGENTS OR REPRESENTATIVES
                                              SHALL OFFER OR EXTEND GRATUITIES, SUCH AS GIFTS OR
                                              ENTERTAINMENT TO ANY OF BUYER'S EMPLOYEES, REGARDLESS OF
                                              THE PURPOSE OF INTENT.

                                              F. SELLER SHALL NOT SUBCONTRACT FOR ANY OF THE SERVICES
                                              TO BE PROVIDED UNDER THIS CONTRACT WITHOUT THE PRIOR
                                              WRITTEN CONSENT OF BUYER.

                  OP39                    21. VACATIONS

                                              SELLER'S PERSONNEL OR MANAGEMENT WILL REQUEST AND
                                              SCHEDULE VACATIONS IN ADVANCE WITH THE COGNIZANT
                                              BOEING SUPERVISOR.  ALL VACATIONS MUST BE
                                              APPROVED BY BOEING TO AVOID DISRUPTION

                  OP40                    22. INSTALLATION (SITE) SECURITY

                                              SELLER, ITS EMPLOYEES AND OTHER AGENTS, AND EMPLOYEES
                                              AND OTHER AGENTS OF SUBCONTRACTOR SHALL COMPLY WITH
                                              PHYSICAL, FIRE, OR OTHER PUBLISHED SECURITY REGULATIONS
                                              WHILE ON PREMISES UNDER BUYER'S CONTROL.

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        19
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                  OP41                    23. COPYRIGHT

                                              ANY COMPUTER SOFTWARE OR OTHER WORK PERFORMED BY ANY OF
                                              SELLER'S PERSONNEL IN THE COURSE OF OR AS A RESULT OF
                                              ANY ASSIGNMENT UNDER ANY CONTRACT SHALL:

                                              I.   BE A "WORK MADE FOR HIRE" TO WHICH COPYRIGHT VESTS
                                                   WITH BUYER OR ITS DESIGNEE, OR

                                              II.  IF ANY SUCH WORK IS NOT A "WORK MADE BY HIRE" BY
                                                   OPERATION OF LAW, THE COPYRIGHT SUBSISTING IN SUCH WORK
                                                   AND ALL EXCLUSIVE RIGHTS UNDER SUCH COPYRIGHT SHALL BE
                                                   ASSIGNED AND TRANSFERRED TO BUYER OR ITS DESIGNEE.

                  OQ19                    24. PLEASE RETURN ACCEPTANCE COPY OF THIS
                                              PURCHASE CONTRACT AND ALL CORRESPONDENCE TO:

                                                     THE BOEING COMPANY
                                                     P.O. BOX 58747
                                                     HOUSTON, TX 77058-8747

                                              I.T. HENSON                     JHOU-2140

                  FN01                    25. RESERVED.

                  FN02                    26. SELLER SHALL IMMEDIATELY ISSUE A CREDIT
                                              MEMORANDUM(S) FOR ALL MONIES RECEIVED AS PAYMENT(S) FOR
                                              THE PERIOD OF 10-01-98 TO THE PRESENT AGAINST PURCHASE
                                              CONTRACT JD7563 AND RE-INVOICE THOSE COSTS AGAINST THIS
                                              PURCHASE CONTRACT. ALL SUCH INVOICES SHALL ALSO INCLUDE
                                              BUYER APPROVED TRAVEL COSTS INCURRED BY SELLER IN
                                              SUPPORT OF EXHIBIT B OF THIS CONTRACT DURING THE SAME
                                              PERIOD OF 10-01-98 THROUGH 09-30-99.

                  FN03                    27. EMPLOYEE ASSIGNMENT

                                              THE SELLER SHALL ASSIGN EMPLOYEES TO THIS CONTRACT WHO
                                              POSSESS THE QUALIFICATIONS TO PERFORM THE REQUIRED
                                              SERVICES. THE BUYER HAS THE RIGHT TO ACCEPT OR REJECT
                                              ASSIGNED SELLER PERSONNEL. IF REQUESTED, THE SELLER
                                              SHALL NOTIFY BUYER REGARDING THE NEED TO OBTAIN
                                              REPLACEMENT EMPLOYEE(S).

                                              THE BUYER ALSO RESERVES THE RIGHT TO REDUCE THE QUANTITY
                                              OF PERSONNEL ASSIGNED, INCLUDING BUT NOT LIMITED TO,

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        20
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                              NON-REPLACEMENT OF PERSONNEL WHO RESIGN OR ARE EXCUSED
                                              FOR CAUSE.

                  FN04                    28. COMPENSATION

                                              AS FULL COMPENSATION FOR THE PERFORMANCE OF THIS ORDER,
                                              UNLESS OTHERWISE PROVIDED IN THE ORDER, BUYER SHALL PAY
                                              SELLER AT THE RATES SET FORTH IN THE ORDER FOR ALL
                                              SERVICES PROVIDED HEREUNDER BY SELLER'S EMPLOYEES PLUS,
                                              FOR ANY TRAVEL REQUIRED AS APPROVED AND DETERMINED
                                              NECESSARY BY BUYER. SAID RATES COVER ALL WAGES AND
                                              SALARIES, OVERHEAD, G&A, AND PROFIT AND OTHER COSTS AND
                                              EXPENSES OF SELLER INCIDENT TO THIS ORDER, EXCEPT SUCH
                                              COSTS AND EXPENSES AS MAY BE COVERED BY TRAVEL, OR OTHER
                                              COSTS OR ALLOWANCES SPECIFICALLY PROVIDED FOR IN THE
                                              ORDER.

                                              BUYER'S STANDARD WORK WEEK BEGINS ON FRIDAY AND ENDS ON
                                              THE FOLLOWING THURSDAY.

                                              OVERTIME OR OTHER PREMIUM RATES, IF ANY, WILL NOT BE
                                              PAID UNLESS THE PERFORMANCE OF THE OVERTIME OR OTHER
                                              PREMIUM-PAY WORK HAS THE PRIOR APPROVAL OF BUYER.

                                              A.   OVERTIME

                                              OVERTIME SHALL BE PAID AT THE OVERTIME LABOR RATES FOR
                                              QUALIFYING SELLER'S PERSONNEL. OVERTIME COMPENSATION
                                              SHALL BE AT THE RATES AGREED TO BETWEEN BUYER AND
                                              SELLER. OVERTIME SHALL BE DETERMINED AS FOLLOWS:

                                              (1)   BUYER CONSIDERS OVERTIME AS ANY TIME EXPENDED
                                                    BEYOND A NORMAL 40 HOUR WORK WEEK (INCLUDING
                                                    WEEKENDS AS REGULAR TIME). OVERTIME SHOULD BE
                                                    CHARGED ONLY AFTER 40 REGULAR HOURS.

                                              (2)   BUYER CONSIDERS OVERTIME DURING A BOEING HOLIDAY
                                                    WORK WEEK TO BE ANY TIME EXPENDED BEYOND 32-HOUR
                                                    WORK WEEK (INCLUDING WEEKENDS AND HOLIDAYS AS
                                                    REGULAR TIME). OVERTIME SHOULD BE CHARGED ONLY
                                                    AFTER 32 REGULAR HOURS.

                                              (B) HOLIDAYS

                                              SELLER'S EMPLOYEES SHALL ADHERE TO BUYER'S ESTABLISHED
                                              HOLIDAY SCHEDULE FOR DURATION OF THE CONTRACT:

                                              FY'1999

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        21
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE

                                              26 AND 27 NOVEMBER 1998
                                              24 DECEMBER 1998 THROUGH 01 JANUARY 1999
                                              25 MAY 1999
                                              05 JULY 1999
                                              06 SEPTEMBER 1999

                                              BOEING DOES NOT PAY FOR HOLIDAYS IF NOT
                                              WORKED.

                  FN05                    29. IF SUM ALLOTTED $11,802,114.00 TO THIS

                                              CONTRACT IS EQUAL TO THE TOTAL PURCHASE CONTRACT VALUE.
                                              THE SELLER MUST NOTIFY THE BUYER WHEN 80% OF THE SUM
                                              ALLOTTED VALUE IS EXPENDED. NO COSTS IN EXCESS OF THE
                                              SUM ALLOTTED SHALL BE INCURRED WITHOUT A CONTRACT CHANGE
                                              TO AUTHORIZE AN INCREASE IN THE PURCHASE CONTRACT VALUE.

                                              THE SUM ALLOTTED STATED HEREIN IS A NOT-TO-EXCEED VALUE
                                              FOR A ONE (1) YEAR PERIOD FROM 01 OCTOBER 1998 THROUGH
                                              30 SEPTEMBER 1999 FOR THE PAYMENT OF HOURS EXPENDED IN
                                              THE PERFORMANCE OF THE WORK SPECIFIED IN EXHIBIT B. IT
                                              IS NOT A GUARANTEE OF WORK EQUAL TO THE SUM ALLOTTED
                                              VALUE.

                  FN06                    30. SECURITY

                                              SELLER'S EMPLOYEES SHALL FOLLOW THE BUYER'S SECURITY
                                              POLICIES AND PROCEDURES WHILE ON BUYER'S FACILITIES.

                  FN07                    31. BADGING

                                              SELLER'S EMPLOYEE'S, SUBCONTRACTORS, AND AGENTS SHALL BE
                                              REQUIRED TO WEAR BADGES ISSUED BY THE BUYER'S SECURITY
                                              OFFICE LOCATED AT 2100 SPACE PARK DRIVE, HOUSTON, TEXAS
                                              WHILE IN BUYER'S FACILITIES OR OTHER AREAS AS ASSIGNED
                                              BY BUYER. ALL SUCH BADGES SHALL BE ISSUED BETWEEN THE
                                              HOURS OF 8:00 AM AND 4:30 PM, MONDAY THROUGH FRIDAY,
                                              EXCLUDING BUYER HOLIDAYS. INDIVIDUAL SELLER EMPLOYEES
                                              ISSUED A BADGE SHALL BE REQUIRED TO SIGN FOR SUCH BADGE
                                              AND BE RESPONSIBLE FOR REPORTING ANY LOSS OR DAMAGE
                                              THERETO. THE SELLER WILL BE HELD ACCOUNTABLE FOR THESE
                                              BADGES, AND IMMEDIATELY AFTER COMPLETION OF ALL EFFORT
                                              ASSOCIATED WITH THIS PURCHASE CONTRACT AND ALL POTENTIAL
                                              FOLLOW-ON CONTRACTS, THE BADGES WILL BE RETURNED TO THE
                                              BUYER'S SECURITY OFFICE. FAILURE TO RETURN ANY SUCH
                                              BADGES UPON COMPLETION OF ALL REQUIRED SERVICE(S) MAY
                                              RESULT IN FINAL PAYMENT BEING DELAYED.

                  FN08                    32. UTILIZATION OF FOREIGN NATIONALS

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        22
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                              SELLER'S EMPLOYEES, SUBCONTRACTORS, AND AGENTS WHO ARE
                                              NOT UNITED STATES CITIZENS AND WHO ARE NOT A LAWFUL
                                              PERMANENT RESIDENT OF THE UNITED STATES (SUCH PERMANENT
                                              RESIDENT IS OFTEN REFERRED TO AS A "GREEN CARD" HOLDER),
                                              MAY NOT BE ADMITTED TO BUYER'S FACILITIES OR OTHER
                                              LOCATIONS ASSIGNED BY BUYER FOR THE PURCHASE OF
                                              PERFORMING WORK AGAINST THIS PURCHASE CONTRACT WITHOUT
                                              SPECIAL ARRANGEMENTS. IF FOREIGN NATIONALS ARE PROJECTED
                                              TO BE USED IN PERFORMANCE OF WORK AT BUYER'S
                                              FACILITIES/ASSIGNED LOCATIONS, ADVANCE NOTICE OF AT
                                              LEAST TWO (02) WEEKS MUST BE GIVEN TO BUYER PRIOR TO THE
                                              SCHEDULED NEED FOR ACCESS TO ALL SUCH
                                              FACILITIES/LOCATIONS. BUYER SHALL ENSURE THE APPLICABLE
                                              EXPORT CONTROL AND BADGING REQUIREMENTS ARE REVIEWED
                                              PRIOR TO AUTHORIZING ACCESS TO BUYER" FACILITIES/OTHER
                                              ASSIGNED LOCATIONS.

                                              THE SELLER MUST PROVIDE THE FOLLOWING INFORMATION FOR
                                              EACH FOREIGN NATIONAL:

                                                   A) EXACT LOCATION OF WORK SITE

                                                   B) DURATION OF NEED FOR ACCESS

                                                   C) COUNTRY OF ORIGIN

                                                   D) COMPLETE NAME AND ADDRESS OF EMPLOYEE

                                                   E) SELLER'S NAME AND ADDRESS

                                                   F) PURCHASE CONTRACT NUMBER

                                                   G) PROOF OF LEGAK ENTRY INTO THE UNITED STATES

                                                   H) OTHER INFORMATION THAT MAY BE REQUIRED BY BUYER'S
                                                      SECURITY OFFICE.

                                              THE BUYER WILL MAKE THE ARRANGEMENTS NECESSARY TO CLEAR
                                              SELLER'S EMPLOYEES FOR ACCESS INTO BUYER'S FACILITIES OR
                                              OTHER ASSIGNED LOCATIONS AND WILL NOTIFY SELLER IF
                                              ACCESS IS DENIED OR DELAYED.

                                              THE SELLER AGREES THAT THEY WILL NOT EMPLOY ANY
                                              INDIVIDUALS WHO ARE NOT LEGALLY IN THE UNITED STATES FOR
                                              THE PERFORMANCE OF WORK UNDER THIS PURCHASE CONTRACT.

                  OP01                        33.  37

                  PC01                        34.  EFFECTIVE 10-01-98 THE FOLLOWING
                                                   CHANGES/REVISIONS ARE INCORPORATED WITH THIS
                                                   PURCHASE CONTRACT CHANGE PCC01:

                                              DELETE THE WORK ORDER CHARGE NUMBER FOR LINE ITEM 17
                                              "5-2JOEY-1315-JV4148" AND SUBSTITUTE
                                              "5-2J7EX-1161-JV4148" IN LIEU THEREOF.

                             CONTINUED ON NEXT PAGE

                                            ------------------------------------
THE BOEING COMPANY       SUPPLIER COPY      PURCHASE CONTRACT NO. PCC       PAGE
                                                     JV4148        02        23
                                            ------------------------------------

SUPPLIER                                           BUYER                                                       AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC                          T. HENSON                                                   (713) 244-4216
------------------------------------------------------------------------------------------------------------------------------------
    ITEM          QUANTITY                    U/M  PART NUMBER AND DESCRIPTION                                   UNIT PRICE
                                              INCORPORATE LINE ITEMS 72 AND 73.

                                              AMEND PURCHASE ORDER CLAUSE A203 BY INCORPORATING THE
                                              EXHIBITS NOTED IN FN01 AND INCORPORATING EXHIBIT D" SPACE
                                              STATION PROGRAM DIRECTIVE: CONTRACT LABOR TRAVEL."

                                              CHANGE FN01 TO READ "RESERVED."

                                              DELETE EXHIBIT B DATED 10-01-98 IN ITS ENTIRETY AND
                                              SUBSTITUTE EXHIBIT B DATED 02-13-99 IN LIEU THEREOF.

                           PC02          35.  EFFECTIVE 10-01-98 THE FOLLOWING CHANGES ARE
                                              INCORPORATED TO THIS PURCHASE CONTRACT:

                                              THE TOTAL NOT-TO-EXCEED VALUE OF LINE ITEM 01 IS HEREBY
                                              REDUCED BY $141,483.00 TO ADD TO LINE ITEM 02.

                                              LINE ITEM 02 IS HEREBY AMENDED TO INCORPORATE SELLER'S
                                              SUBCONTRACTING COSTS WITH LOCKHEED MARTIN AEROSPACE
                                              CORP. FOR THEIR SUPPORT FROM 10-01-98 THROUGH 01-31-99.
                                              TOTAL NOT-TO-EXCEED AMOUNT FOR THIS EFFORT IS
                                              $141,483.00.

                                              DELETE EXHIBIT B DATED 02-13-99 AND EXHIBIT C DATED
                                              10-01-98 IN THEIR ENTIRETY AND SUBSTITUTE EXHIBIT B AND
                                              B-1 DATED 04-13-99 IN LIEU THEREOF. THIS WILL
                                              INCORPORATE NEW HOURLY LABOR RATES FOR ADDITIONAL
                                              OVERHEAD EFFORTS AND EXHIBIT B-2 FOR THE WORK ORDER
                                              CHARGE NUMBERS AUTHORIZED BY THIS PURCHASE ORDER
                                              CONTRACT.

                                              SELLER IS NOT TO CONSIDER THE WORK ORDER CHARGE NUMBERS
                                              OF LINE ITEMS 3 AND ON AS NOTIFICATION OF WORK ORDER
                                              NUMBERS.

                                              DELETE EXHIBIT D "SPACE STATION DIRECTIVE: CONTRACT
                                              LABOR TRAVEL" IN ITS ENTIRETY.


                             CONTINUED ON NEXT PAGE

THE BOEING COMPANY                         PURCHASE CONTRACT NO.   PCC    PAGE
                                                 JV4148            02      24
                                           -------------------------------------
--------------------------------------------------------------------------------
SUPPLIER                           BUYER                   AREA CODE/PHONE NO.
DYNACS ENGINEERING CO INC          T.  HENSON               (713) 244-4216
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

A. THE PURCHASE CONTRACT NUMBER SHOWN ON THE FACE OF THE ORDER AND THE APPLICABLE ITEM NUMBER(S) MUST APPEAR ON ALL INVOICES AND CORRESPONDENCE PERTAINING TO THIS CONTRACT.

B. REFER OR ADDRESS ALL INQUIRIES REGARDING THIS CONTRACT (EXCEPT INVOICES), TO THE BUYER AT THE BOEING MAIL STOP SPECIFIED ON THIS CONTRACT. INVOICES ARE TO BE MAILED TO THE ATTENTION OF ACCOUNTS PAYABLE THE BOEING COMPANY, P.O. BOX 34113, SEATTLE, WA 98124-1113).

C. YOUR BILLING UNIT OF MEASURE (U/M) MUST BE THE SAME AS THE U/M ORDERED, UNLESS OTHERWISE NOTED. UNIT PRICES SHOWN IN THIS CONTRACT ARE NET AND APPLICABLE TRADE DISCOUNTS HAVE BEEN CONSIDERED. FEDERAL EXCISE TAX, IF ANY, MUST BE SHOWN AS A SEPARATE ITEM ON YOUR INVOICES. TWO COPIES OF ALL INVOICES MUST BE SUBMITTED, ONE COPY MUST BE MARKED ORIGINAL.

D. ALL ITEMS SHALL BE TO THE LATEST DRAWINGS AND SPECIFICATIONS UNLESS EXCEPTIONS ARE SPECIFIED IN THIS CONTRACT.

SHIPPING INSTRUCTIONS

A. ALL SHIPMENTS WHICH ARE F.O.B. SHIPPING POINT ARE TO BE SHIPPED COLLECT WHEN CONSIGNED TO A BOEING ADDRESS. F.O.B. DESTINATION SHIPMENTS TO BE SHIPPED PREPAID VIA CARRIER OF YOUR CHOICE. PLEASE INDICATE DESTINATION ZIP CODE, SPECIFIC STREET AND BUILDING ADDRESS ON ALL SHIPMENTS.

B. ALL SHIPMENTS FROM HUNTSVILLE COMMERCIAL ZONE THAT ARE F.O.B. SHIPPING POINT SHOULD BE SHIPPED VIA UNITED PARCEL SERVICE (UPS) OR BOEING LICENSED TRANSPORTATION.

C. BOEING PURCHASE CONTRACT NUMBER(S) AND ITEM NUMBER(S) MUST APPEAR ON ALL PACKING SHEETS AND FREIGHT BILLS, INCLUDING THIRD PARTY FREIGHT BILLS.

D. CONSOLIDATE ALL COLLECT SHIPMENTS TO BE FORWARDED VIA THE SAME TRANSPORTATION MODE ON ANY ONE DAY TO ANY ONE CONSIGNMENT ADDRESS.

E. DO NOT COMBINE SHIPMENTS FOR VARIOUS BOEING COMPANIES AND DIVISIONS UNLESS SPECIFICALLY INSTRUCTED.

F. DO NOT INSURE OR DECLARE VALUE ON ANY SHIPMENT EXCEPT TO OBTAIN LOWEST RATES WHEN BASED ON A RELEASED VALUE.

G. SHIPMENTS FROM OUTSIDE USA MUST BE ACCOMPANIED BY PRICED INVOICE FOR U.S. CUSTOMS CLEARANCE.

H.      ADDITIONAL COPY OF PACKING LIST TO BE PLACED INSIDE PACKAGE.

I.      LIST NUMBER OF PACKAGES ON OUTSIDE OF PACKAGES, I.E. (lof3, 2of3, ETC.).

J. SURFACE SHIPMENTS OVER 5,000 POUNDS, OVER-DIMENSIONAL, REQUIRE SPECIAL HANDLING, EXCLUSIVE USE OF VEHICLE, OR SPECIALIZED TRANSPORTATION EQUIPMENT, PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 48 HOURS PRIOR TO SHIPMENT. CALL (256) 772-2616 or 2617.

K. AIR SHIPMENTS OVER 500 POUNDS, OVER-DIMENSIONAL OR REQUIRE SPECIAL HANDLING, PHONE TRAFFIC MANAGEMENT FOR SPECIFIC INSTRUCTIONS 24 HOURS PRIOR TO SHIPMENT. CALL (256) 772-2616 OR 2617.

L. INSTRUCTIONS FOR DOMESTIC SHIPMENTS, INCLUDING GOVERNMENT BILL OF LADING SHIPMENTS.

        1. STANDARD (SURFACE) SHIPMENTS 150 POUNDS OR LESS PER PIECE SHIP VIA UNITED PARCEL SERVICE (UPS). SHIP COLLECT VIA THE CONSIGNEE BILLING PROGRAM. FOR INFORMATION ON THIS PROGRAM CALL UPS AT 1-800-354-7527. (PLEASE REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL PIECES).

                FOR STANDARD (SURFACE) SHIPMENTS FROM 151 POUNDS TO 5,000 POUNDS SHIP COLLECT AND REFERENCE THE BOEING PURCHASE ORDER NUMBER ON ALL SHIPMENTS.

        2.      SPECIFIC STREET AND BUILDING ADDRESS MUST BE SHOWN ON ALL
                SHIPMENTS.

        3. WHEN PURCHASE CONTRACT DIRECTS SHIP VIA GBL (GOVERNMENT BILL OF LADING) OBTAIN SAME FROM YOUR REGIONAL DCMAO (DEFENSE CONTRACT MANAGEMENT AREA OFFICE).

                                           Purchase Contract Number JV4148 PCCO2
                                                                 Dated: 04-13-99
                                                                     Page 1 of 4

                                    Exhibit B
                                    Schedule

1.0 STATEMENT OF WORK:

Seller shall provide, as coordinated between Buyer's and Seller's Technical Representative(s) (BTR), all labor, transportation, and supervision necessary to furnish engineering, operations, and administrative support to the Buyer's phases of the International Space Station (ISS) program. Seller's qualified personnel, as detailed in Exhibit B-1, shall be co-located with Buyer's ISS personnel shall accomplish all Seller's support.

All such support activity(ies) shall be furnished at the Buyer's Houston, Texas, Huntsville, Alabama, Kennedy Space Center (KSC), Florida, and other locations deemed necessary by Buyer.

All such services are as follows and shall be authorized solely in accordance with the work order charge numbers identified in Exhibit B-2 (attached) and Cost Authorization Account forms to be provided by the BTR's:

        A.      System Integration Support

                Support system-level engineering, analysis, test and verification, and integration activities.

        B.      Flight Software Development Support

                Support flight software and data development, product development/integrated testing, and hardware/software integration activities. Flight software, simulation software, and laboratory hardware/software are included within support scope.

        C.      Flight Element & Subsystem Development Support

                Support flight element and subsystems development, analysis, test and verification, and integration activities.

        D.      Mission Integration Support

                Support Launch Package integration, statusing, and issue management. Support Stage integration planning, reviews, issue closure, and Certification of Flight Readiness activities.

        E.      International Integration Support

                Support integration planning, reviews, statusing, and issue management activities for International Partner product interfaces and integration with the ISS.

        F.      Operations & Utilization Support

                Support ISS utilization, flight operations, logistics, extravehicular/robotics, flight crew integration, and launch site activities.

        G.      Safety & Mission Assurance Support

                Support ISS safety, reliability, maintainability, and quality assurance activities.

        H.      ConfiguratIon Management & Change Processing Support

                Support hardware/software/data configuration management/administrative activities. Support change administration, definition and proposal processing.

        I.      Special In-Scope Technical Support

                                           Purchase Contract Number JV4148 PCCO2
                                                                 Dated: 04-13-99
                                                                     Page 2 of 4

                                    Exhibit B
                                    Schedule

                Support other technical activities that become scope additions to the Boeing prime integration contract at the written direction of the Boeing Buyer.

        J.      Business Management Support

                Support program planning and scheduling activities.

2.0 BUYER'S REPRESENTATIVES:

Notwithstanding anything contained in this Contract to the contrary, the parties hereto agree that "Buyer's Technical Representative(s)" or designated alternate is(are) authorized to call for and coordinate with Seller's Technical Representative(s), and is(are) responsible for directing, all within the scope of this Contract, the service(s) to be performed hereunder. Seller agrees that while its representatives are at the service(s) location(s), actions of such representatives while performing said service(s) shall be under the direction and control of the BTR(s). Except as authorized pursuant to the Changes clause of this Contract, the parties hereto agree that in no event will actions of the BTR(s) result in any adjustment in the terms and provisions of this Contract.

For the purposes of this Purchase Contract, Buyer's Technical Representatives are:

NAME                        DEPT. #/                              PHONE
                            MAIL CODE                            NUMBER
---------------------------------------------------------------------------
Tim Whitney               2-6510/4S-42                        (281)336-4109
---------------------------------------------------------------------------
Butch Stegall           AG-J295/JHOU-2420                     (281)244-4713
---------------------------------------------------------------------------
Chuck Dusold            AG-J295/JHOU-HS13                     (281)336-5211
---------------------------------------------------------------------------
Ed Gholdston
---------------------------------------------------------------------------
Peggy Lawrence
---------------------------------------------------------------------------
Brad Cohen                2-6910/HS-11                        (281)336-4203
---------------------------------------------------------------------------
Gayle Barrow              2-6930/HS-24                        (281)336-4765
---------------------------------------------------------------------------
Greg DeIter               2-6610/HS-21                        (281)336-4209
---------------------------------------------------------------------------
Fred Goff
---------------------------------------------------------------------------
Ted Hollis                2-6610/HS-23                        (281)336-4210
---------------------------------------------------------------------------
Phil Glynn                2-6600/HS-21                        (281)336-4216
---------------------------------------------------------------------------
Joe Sherill               2-6982/HM-01                        (281)283-5677
---------------------------------------------------------------------------
Jim Purcell             AG-J298/JHOU-5210                     (281)283-5451
---------------------------------------------------------------------------
Kathy Haase               2-1996/HM-04                        (281)244-4920
---------------------------------------------------------------------------
Gary Cooper               2-6982/HM-04                        (281)244-4780
---------------------------------------------------------------------------
Mike Raftery              2-6982/HM-04                        (281)336-4936
---------------------------------------------------------------------------
Mark Wilson               2-6920/HM-04                        (281)244-4994
---------------------------------------------------------------------------
Roy Tharpe
---------------------------------------------------------------------------
Ginger Barnes
---------------------------------------------------------------------------
Matt Martin               2-6614/HS-12                       (281) 336-4721
---------------------------------------------------------------------------
Jerry Siemers              2-6510/HS-21                      (281) 336-4646
---------------------------------------------------------------------------
Tom Hewlett                2-6610/HS-24                      (281) 336-4224
---------------------------------------------------------------------------
Tom McCown
---------------------------------------------------------------------------
Frank McCall               2-6920/HS-34                      (281) 336-5213
---------------------------------------------------------------------------
Gayle Brown
---------------------------------------------------------------------------
Jimmy Allison           AG-J295/JHOU-2420                    (281) 244-4728
---------------------------------------------------------------------------
Joe Kwasnieski            2-6900/HS-21                       (281) 336-5266
---------------------------------------------------------------------------
Roger Striegel            2-1013/HS-11                       (281) 336-4624
------------------------------------------------------------------------

It should further be understood that in no event shall the BTR(s) have any direct management/supervisory responsibility/control over Seller's employees assigned to perform all such service(s) associated with this Contract.

Buyer's Material Representative shall be I. T. (Tom) Henson, department 234, mail code JHOU-2140, (281)244-4214. Seller shall contact Mr. Henson on all contractual issues.

                                           Purchase Contract Number JV4148 PCCO2
                                                                 Dated: 04-13-99
                                                                     Page 3 of 4

                                    Exhibit B
                                    Schedule

3.0 SELLER'S TECHNICAL REPRESENTATIVE:

Buyer's Technical Representatives will coordinate all efforts with Seller's Technical Representatives:

Name                   Department/Mail Code Number             Phone
                                                              Number
------------------------------------------------------------------------
Jayant Ramakrishnan      Dynacs- Houston Office            (281)333-4419
------------------------------------------------------------------------
Dick Beverlin                     HS-23                    (281)336-4272
------------------------------------------------------------------------
Otto Crenwelge                    HS-24                    (281)336-4767
------------------------------------------------------------------------
Nancy Tracy                       HS-22                    (281)336-4800
------------------------------------------------------------------------
Ajit Kwatra                       HS-22                    (281)336-4269
------------------------------------------------------------------------
Ernest L. Ener                    HS-23                    (281)336-4226
------------------------------------------------------------------------
Bakul Dave                        HS-23                    (281)336-4268
------------------------------------------------------------------------
Ken Robinson                      HS-11                    (281)336-4169
------------------------------------------------------------------------
Marietta Leonard                  HS-23                    (281)336-4221
------------------------------------------------------------------------
Mike Gulizia                      HM-04                    (281)244-4598
------------------------------------------------------------------------
Rick Hankel                       HM-01                    (281)283-5573
------------------------------------------------------------------------
Sabeena James                   Tower II                   (281)244-4999
------------------------------------------------------------------------

4.0 PAYMENT RATES AND BILLING:

Seller shall invoice Buyer for all direct labor hours on a weekly basis for all services performed herein as follows:

Labor Category

                                                  Contract Period
                                       --------------------------------------
                                       Period 1      Period 2        Period 3
                                       --------      --------        --------
Member Administrative Staff -1          $10.70        $11.18         $11.68
-----------------------------------------------------------------------------
Member Administrative Staff -2          $18.53        $19.36         $20.23
-----------------------------------------------------------------------------
Member Administrative Staff -3          $22.46        $23.47         $24.53
-----------------------------------------------------------------------------
Member Administrative Staff -4          $28.78        $30.08         $31.43
-----------------------------------------------------------------------------
Member Administrative Staff -5          $34.98        $36.56         $38.20
-----------------------------------------------------------------------------
Member Administrative Staff -6          $49.39        $51.61         $53.93
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Member Technical Staff - 1              $24.36        $25.46         $26.60
-----------------------------------------------------------------------------
Member Technical Staff -2               $30.13        $31.49         $32.90
-----------------------------------------------------------------------------
Member Technical Staff -3               $37.82        $39.52         $41.30
-----------------------------------------------------------------------------
Member Technical Staff -4               $43.46        $45.42         $47.46
-----------------------------------------------------------------------------
Member Technical Staff -5               $51.27        $53.58         $55.99
-----------------------------------------------------------------------------
Member Technical Staff -6               $59.96        $62.66         $65.48
-----------------------------------------------------------------------------
Member Technical Staff -7               $73.42        $76.72         $80.17
-----------------------------------------------------------------------------
Member Technical Staff -8               $88.05        $92.01         $96.15
-----------------------------------------------------------------------------

Seller shall be reimbursed for actual, reasonable travel expenses incurred while in an authorized travel status for the Buyer. All such travel shall include transportation by Common Carrier personal automobile use, coach airfare, hotel, meals, rental car, and miscellaneous expenses all of which in accordance with the Federal Acquisition Regulations (FAR) Clause 31.205-46, Travel Costs. All invoices including travel expenses shall be accompanied by documented receipts.

                                           Purchase Contract Number JV4148 PCCO2
                                                                 Dated: 04-13-99
                                                                     Page 4 of 4

                                    Exhibit B
                                    Schedule

5.0 Employee Reporting:

Seller shall furnish direct labor reports that will detail the charges accumulated against each work order accounting identified in Exhibit B-2. These reports shall include, but not necessarily be limited to:

        o A weekly by employee name report by to include individual job order number as summarized at the work order level in direct labor hours. In a format to include, but not necessarily limited to, the following:

                      1.     Work Order Charge Number
                      2.     Job Order Number (from the CAA)
                      3.     Employee Name
                      4.     Direct Straight Time Hours
                      5.     Direct Overtime Hours

        o A monthly report by individual job order summarized at the work order level in direct labor hours, direct labor dollars, non-labor dollars, and total burdened dollars. In a format to include, but not necessarily limited to, the following:

                      1.     Work Order Charge Number
                      2.     Job Order Number (from the CAA)
                      3.     Direct Straight Time Hours
                      4.     Direct Overtime Hours
                      5.     Billable Labor Costs
                      6.     Travel Costs
                      7.     Total Billable Costs

        o The monthly report shall include a reconciliation to the invoicing that is processed during the current month.

        o For effort on sustaining engineering, postproduction support, and multi element integration testing (MEIT) a monthly equivalent person (EP) report is required. Data shall be summarized at the work order level in regular EP's, overtime EP's, and overtime percent.

        o       A monthly employee roster identifying the following:

                      1.     Employee Name
                      2.     Employee's Social Security Number
                      3.     Employee's Labor Classification
                      4.     Functional Area

These reports shall be delivered by Wednesday of each subsequent week after start of this contract.

                                          Purchase Contract Number: JV4148 PCC02
                                                                 Dated: 04-13-99
                                                                     Page 1 of 4

                                   Exhibit B-1

--------------------------------------------------------------------------------
                          Member Administrative Staff - 1
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

High School Diploma.

General Description:

Entry level administrative position. Duties and tasks may be simple and repetitive. Assists in more advanced functions as part of training and development. Introduced to standard procedures. Refers most questions and problems to higher levels. Works under immediate supervision and from detailed verbal and written instructions. Some introductory knowledge of office related software and desktop computers.
--------------------------------------------------------------------------------
                         Member Administrative Staff - 2
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

High School Diploma plus 3 or more years of directly related experience.

General Description:

Performs general administrative support tasks. Duties and tasks are varied but standardized. Performs some more advanced skills. Works under direct supervision requiring minimal judgment and initiative. Fundamental knowledge of procedures. Resolves routine questions and problems, and refers more complex issues to higher levels, and selects from a variety of established procedures to accomplish assigned tasks. Typically requires a working knowledge and skill in office related software including word processing, scheduling and spreadsheet programs.
--------------------------------------------------------------------------------
                        Member Administrative Staff - 3
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

High School Diploma plus 5 or more years of directly related experience.

General Description:

Performs some specialized administrative support tasks. Some tasks are non-routine and non-repetitive in nature. Works under moderate supervision. May perform some professional level tasks requiring independent judgment, initiative and tact, subject to review and approval by supervision. General knowledge of procedures. Duties and tasks are varied and sometimes complex. Resolves most questions and problems, and refers the more complex issues to higher levels. Typically requires a broad knowledge and skill in office related software including word processing, scheduling and spreadsheet programs.
--------------------------------------------------------------------------------

                               The Boeing Company
                            13100 Space Center Blvd.
                             Houston, TX 77059-3556

5-5240-ENW-200050

Dynacs Engineering
1110 NASA Road 1 Suite 650
Houston TX 77058-3310

Attn:               Mr. Jayant Ramakrishnan

Subject:            Purchase Contract No. HOM8XXE-197725G

Reference:          Boeing Letter dated 1-31-00 Subject: Boeing Purchase Order
                    HOM8XXE-197725G

Dear Mr. Ramakrishnan,

This letter is intended to provide supplemental information in regards to the recent accounting changes Boeing-Houston has completed, and specifically how they affect our subcontract with Dynacs. The primary change is to the current reporting and invoicing process.

Exhibit B dated 01/31/00 has bee revised to account for the changes in accounting, specifically section 5.0 Employee Reporting. Please read this section carefully. Note that all references to work orders have been eliminated. Exhibit B-2 (Work Order Charge Numbers) is deleted in its entirety. Rather than the 100 or so work orders authorized on the contract, we have elected to categorize work into six broad categories, Design, Development, Test and Engineering (DDT&E), Integration and Operations (I & 0), Technical Definition, Sustaining Engineering, Multi Element Integration Testing (MEIT) and Post Production Support (PPS). Each of the six categories has a three alpha prefix, which identifies the category being worked. Your employees receive the work authorization (CAA) from the Boeing Technical Representative (BTR). Dynacs employees are authorized to work any CAA authorized by a BTR with the following prefix:

Material Activity ID's

GTM (DDT&E)
GTN (I&O)
GTR (Tech Def)
GTT (Sustaining Engineering)
GTU (MEIT)
GTV (PPS)

Activity ID No.'s with a prefix other then those listed above are not authorized at this time.

When submitting weekly and monthly reports, you are now required to subtotal the data at the Material Activity ID level. See the attached sample weekly report. In addition you will be required to submit the weekly report with each invoice.

We do anticipate some additional adjustments, due to our accounting changes that may or may not affect your contract. I will advise you of those changes as soon as practical. If you have any questions regarding this letter, please don't hesitate to call.

Sincerely,

/S/ EDEN WILLIAMS
Eden Williams
Subcontract Administrator
The Boeing Company
281-244-4211
Eden.Williams@S.W.Boeing.Com

Enclosures:

Sample Weekly Report

                                      The Boeing Company
                                   13100 Space Center Blvd.
                                    Houston, TX 77059-3556

01-31-00

Dynacs Engineering
1110 NASA Road 1 Suite 650
Houston TX 77058

Attn:      Mr. Jayant Ramakrishnan

Subject:   Boeing Purchase Order # HOM8XXE-197725G

Reference: (1) Boeing Purchase Contract JV4148.
           (2) Boeing letter dated 12/15/99, subject: Boeing Purchasing System.

Enclosed is an original and one acknowledgement copy of our purchase order number HOM8XXE-197725G

Which incorporates our previous purchase contract, with administrative changes as discussed in our letter of December l5th, reference 2 above.

To recap our previous letter, as a result of changes in our accounting and purchasing systems, it became necessary to re-issue all our purchase contracts with suppliers. The only changes to the previous purchase contract that you need to implement are as follows:

All correspondence and invoices must use the above Boeing Purchase Order number. Correspondence and invoices that reference the previous contract number may not be processed properly.

All Invoices must be sent to the following address (requirements for information copies to our Houston buyers or other Houston point of contract remain unchanged.):

The Boeing Company
5301 Bolsa Avenue
Huntington Beach, CA 92647-2099
Attn: Accounts Payable
Mail Code: H014-B419

You may notice some other differences in this purchase order -- these are not intended to nor do they affect our underlying agreement as expressed in the previous purchase contract. Some of these differences include:

a. The new purchase order may show a lower total value than the original contract. This is the result of subtracting payments made under the old system, from the total; the difference in value will be paid as per the terms of the purchase contract. The new order shows the reconciliation between the old and new value by line item. Again the total of the two numbers should equal our previous purchase contract values.

b. The new purchase order may show only one line item, when there were multiple line items. Again, this has been addressed in the body or comments section of the new purchase order. There is no intention to change the number of line items or any quantities listed in the purchase contract.

c. There is a different handling of certain accounting lines or codes in the new purchase order. These should make no significant difference to you unless you have been reporting information to us using our lines of accounting. In this case, you will continue to do so, but use the new accounting information. This will not affect most suppliers.

If you have any questions, please contact the undersigned.

Sincerely,


/S/ EDEN WILLIAMS
Eden Williams
Subcontract Administrator
(281)244-4211

                                 ACKNOWLEDGEMENT
                                OF PURCHASE ORDER

DATE                 CPA NO.                              PURCHASE ORDER NUMBER
01-27-00                       M
                                                             HOM8XXE-197725G
------------------------------------------------------------------------------
REQUISITION NUMBER     TERMS              CLEARING ACCT.    ACCOUNT DISTRIBUTION
MP3248l          10 DAYS, NET 30 DAYS                            SEE BELOW
------------------------------------------------------------------------------
COMPANY ACCT. NO./                                                  SB CODE
COMPANY FUNDED                   RESALE          I&T NO.            GC-BC
SUPPLIER CODE
NAS-15-100000                    YES                                10-21
31667-B

------------------------------------------------------------------------------
TO
        DYNACS ENGINEERING                         THE BOEING COMPANY
        35111 US HIGHWAY 19 N                          (See below for address)
        SUITE 300
        PALM HARBOR FL 34684
------------------------------------------------------------------------------
         TO
SHIP--------------------------------------------------------------------------
         VIA
------------------------------------------------------------------------------
FOR INTERNAL USE ONLY - IN PLANT ROUTING          FOB DESTINATION UNLESS NOTED
JHOU2140 HOU T2 1483-  J240       44211 EDEN WILLIAMS
------------------------------------------------------------------------------
BUYER               SUPPLIER CONTACT  CERTIFIED   PRIORITY  PRODUCT PGM   MCDE
                                      UNDER DPAS             CLASS
JZ  WILLIAMS E.N.  J. RAMAKRISHNAN                 D0-C9             630
-------------------------------------------------------------------------------
                               DELIVERY SCHEDULE
-------------------------------------------------------------------------------
ITEM    QUANTITY     DATE     QUANTITY    DATE    PROVISIONS ATTACHED HERETO
                                                  AND MADE A PART HEREOF
---------------------------------------              CONTRACT JV4148
---------------------------------------
EFFECTIVE DATE: 01-04-00 THRU 09-30-00
---------------------------------------
-------------------------------------------------------------------------------
ITEM       QUANTITY        UNIT         DESCRIPTION      UNIT PRICE  TOTAL

                           SEE FLYSHEET NO. 1 ATTACHED

                           INVOICE TO BE APPROVED BY
                           EDEN WILLIAMS/HM-TI DEPT J240
                                  ALL ITEMS I & T EXEMPT.

                                                          TOTAL $4,603,099.97
-------------------------------------------------------------------------------

ACCEPTANCE OF THE OFFER REPRESENTED BY THIS ORDER IS EXPRESSLY LIMITED TO THE PROVISIONS HEREOF. SIGNING AND RETURNING THE ACKNOWLEDGMENT COPY OF THIS ORDER (IF ATTACHED HERETO) OR, IN ANY EVENT, DELIVERY IN WHOLE OR IN PART OF THE ARTICLES TO BE FURNISHED HEREUNDER SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER. THIS IS THE ENTIRE CONTRACT AND NO CHANGES OF ANY KIND WHATSOEVER ARE BINDING ON BUYER UNLESS THEY ARE IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BUYER'S PURCHASING DEPARTMENT.

INVOICES AND PACKING SLIPS MUST INDICATE BUYER'S PURCHASE ORDER NUMBER, LINE-ITEM NUMBER(S), UNIT(S) OF MEASURE, AND PRICE(S) EXACTLY AS REFLECTED IN THE PURCHASE ORDER. INVOICES NOT COMPLYING WITH THE ABOVE MAY BE RETURNED FOR CORRECTION WHICH WILL RESULT IN PAYMENT DELAY. TO EXPEDITE PAYMENT,

MAIL INVOICES TO BOLSA AVENUE. HUNTINGTON BEACH. CA 92647-2099, ATTENTION:
ACCOUNTS PAYABLE, MAIL CODE H014-B419

                                                              THE BOEING COMPANY

Addresses:      1.A.  5301 Bolsa Avenue, Huntington Beach, CA 92647-2099
                1.B   1500 East Avenue M, A.F. Plant 42, Site 1 North
                      Palmdale, CA 93550-2108
                1.C.  555 Discovery Drive, Huntsville, AL 35806-2809
                1.D.  13100 Space Center Boulevard, Houston, TX 77059
                1.E.  2100 Space Park Drive, Houston, TX 77058

Seller DYNACS ENGINEERING                                By_____________________
       ------------------------------
By (Manually signed) J. RAMAKRISHNAN                               Date 2/3/2000
                     ---------------------------------------------      --------
                            Name                    Title SVP
                            JAYANT RAMAKRISHNAN

                          PURCHASE ORDER FLYSHEET NO. 1
                                                                         PAGE 01

        PURCHASE ORDER NO.   HOMBXXE-197725G
        Date 01-27-00

ITEM           QUANTITY              DESCRIPTION                   UNIT PRICE
TOTAL

      NOTED    SELLER SHALL PROVIDE TECHNICAL,
               ADMINISTRATIVE, AND OPERATIONS
               ENGINEERING SUPPORT IN SUPPORT OF
               BUYER'S INTERNATIONAL SPACE STATION
               PROGRAM IN ACCORDANCE WITH THE
               ORIGINAL STATEMENT OF WORK.
               98-T303 -1230-535-GTM00257    20%
               98-T303 -1230-535-GTNO1475    16%
               98-T303 -1230-535-GTRO1134    16%
               98-T303 -1230-535-GTTO1568    16%
               98-T303 -1230-535-GTU00965    16%
               98-T303 -1230-535-GTV00987    16%

FORM 3929-H REV. 9-86

                         PURCHASE ORDER
DATE                           CPA NO.                   PURCHASE ORDER NUMBER
01-27-00                                                    HOM8XXE-197725G
------------------------------------------------------------------------------
REQUISITION NUMBER     TERMS              CLEARING ACCT.  ACCOUNT DISTRIBUTION
MP3248l           10 DAYS, NET 30 DAYS                        SEE BELOW
------------------------------------------------------------------------------
COMPANY ACCT. NO./                                    SB CODE
COMPANY FUNDED                RESALE      I&T NO.     GC-BC      SUPPLIER CODE
NAS-15-10000                  YES                   10-21           31667-B
------------------------------------------------------------------------------
TO
        DYNACS ENGINEERING                        THE BOEING COMPANY
        35111 US HIGHWAY 19 N                         (See below for address)
        SUITE 300
        PALM HARBOR FL 34684
------------------------------------------------------------------------------
         TO
SHIP--------------------------------------------------------------------------
         VIA
------------------------------------------------------------------------------
FOR INTERNAL USE ONLY - IN PLANT ROUTING          FOB DESTINATION UNLESS NOTED
JHOU21 40 HOU T2 1483-  J240  44211 EDEN WILLIAMS
------------------------------------------------------------------------------
BUYER              SUPPLIER CONTACT  CERTIFIED  PRIORITY   PRODUCT PGM    MCDE
                                     UNDER DPAS            CLASS
JZ  WILLIAMS E.N.  J. RAMAKRISHNAN               D0-C9      630
-------------------------------------------------------------------------------
ITEM     QUANTITY      DATE   QUANTITY     DATE     PROVISIONS ATTACHED HERETO
                                                    AND MADE A PART HEREOF
---------------------------------------             CONTRACT JV4148
---------------------------------------
EFFECTIVE DATE: 01-04-00 THRU 09-30-00
---------------------------------------
-------------------------------------------------------------------------------
                               DELIVERY SCHEDULE
-------------------------------------------------------------------------------
ITEM       QUANTITY       UNIT         DESCRIPTION          UNIT PRICE   TOTAL

                           SEE FLYSHEET NO. 1 ATTACHED

                           INVOICE TO BE APPROVED BY
                           EDEN WILLIAMS/HK-TI DEPT J240
                                  ALL ITEMS I & T EXEMPT.
                                                         TOTAL $4,603,099.97
------------------------------------------------------------------------------

ACCEPTANCE OF THE OFFER REPRESENTED BY THIS ORDER IS EXPRESSLY LIMITED TO THE PROVISIONS HEREOF. SIGNING AND RETURNING THE ACKNOWLEDGMENT COPY OF THIS ORDER (IF ATTACHED HERETO) OR, IN ANY EVENT, DELIVERY IN WHOLE OR IN PART OF THE ARTICLES TO BE FURNISHED HEREUNDER SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER. THIS IS THE ENTIRE CONTRACT AND NO CHANGES OF ANY KIND WHATSOEVER ARE BINDING ON BUYER UNLESS THEY ARE IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BUYER'S PURCHASING DEPARTMENT.

INVOICES AND PACKING SLIPS MUST INDICATE BUYER'S PURCHASE ORDER NUMBER, LINE-ITEM NUMBER(S). UNIT(S) OF MEASURE, AND PRICE(S) EXACTLY AS REFLECTED IN THE PURCHASE ORDER. INVOICES NOT COMPLYING WITH THE ABOVE MAY BE RETURNED FOR CORRECTION WHICH WILL RESULT IN PAYMENT DELAY. TO EXPEDITE PAYMENT,

MAIL INVOICES TO 5301 BOLSA AVENUE, HUNTINGTON BEACH, CA 92647-2099, ATTENTION:
ACCOUNTS PAYABLE, MAIL CODE H014-B419
                                                              THE BOEING COMPANY

Addresses:      1.A.  5301 Bolsa Avenue, Huntington Beach, CA 92647-2099
                1.B.  1500 East Avenue M, A.F. Plant 42, Site 1 North
                      Palmdale, CA 93550-2108
                1.C.  555 Discovery Drive, Huntsville, AL 35806-2809
                1.D.  13100 Space Center Boulevard, Houston, TX 77059
                1.E.  2100 Space Park Drive, Houston, TX 77058

PLEASE SIGN ACKNOWLEDGEMENT OF THIS
PURCHASE ORDER AND RETURN IMMEDIATELY                 By: /S/ EDEN WILLIAMS
ATTENTION: PURCHASING DEPARTMENT                          -----------------

                          PURCHASE ORDER FLYSHEET NO. 1
                                                                         PAGE 01

        PURCHASE ORDER NO.   HOM8XXE-197725G
        Date 01-27-00

ITEM           QUANTITY            DESCRIPTION         UNIT PRICE       TOTAL

      NOTED    SELLER SHALL PROVIDE TECHNICAL,
               ADMINISTRATIVE, AND OPERATIONS
               ENGINEERING SUPPORT IN SUPPORT OF
               BUYER'S INTERNATIONAL SPACE STATION
               PROGRAM IN ACCORDANCE WITH THE
               ORIGINAL STATEMENT OF WORK.
               98-T303 -1230-535-GTM00257   20%
               98-T303 -1230-535-GTNO1475   16%
               98-T303 -1230-535-GTRO1134   16%
               98-T303 -1230-535-GTTO1568   16%
               98-T303 -1230-535-GTU00965   16%
               98-T303 -1230-535-GTV00987   16%

FORM 3929-H REV. 9-86

                                        Purchase Contract Number HOM8XXE-197725G
                                                                 Dated: 01-31-00
                                                                     Page 1 of 4
                                   Exhibit B
                                    Schedule

1.0 STATEMENT OF WORK

Seller shall provide, as coordinated between Buyer's and Seller's Technical Representative(s) (BTR), all labor, transportation, and supervision necessary to furnish engineering, operations, and administrative support to the Buyer's phases of the International Space Station (ISS) program. Seller's qualified personnel, as detailed in Exhibit C, shall be co-located with Buyer's ISS personnel shall accomplish all Seller's support.

All such support activity(ies) shall be furnished at the Buyer's Houston, Texas, Huntsville, Alabama, Kennedy Space Center (KSC), Florida, and other locations deemed necessary by Buyer.

All such services shall include the following:

        A.      System Integration Support

                Support system-level engineering, analysis, test and verification, and integration activities.

        B.      Flight Software Development Support

                Support flight software and data development, product development/integrated testing, and hardware/software integration activities. Flight software, simulation software, and laboratory hardware/software are included within support scope.

        C.      Flight Element & Subsystem Development Support

                Support flight element and subsystems development, analysis, test and verification, and integration activities.

        E.      Mission Integration Support

                Support Launch Package integration, statusing, and issue management. Support Stage integration planning, reviews, issue closure, and Certification of Flight Readiness activities.

        F.      International Integration Support

                Support integration planning, reviews, statusing, and issue management activities for International Partner product interfaces and integration with the ISS.

        F.      Operations & Utilization Support

                Support ISS utilization, flight operations, logistics, extravehicular/robotics, flight crew integration, and launch site activities.

        G.      Safety & Mission Assurance Support

                Support ISS safety, reliability, maintainability, and quality assurance activities.

        H.      Configuration Management & Change Processing Support

                Support hardware/software/data configuration management/administrative activities. Support change administration, definition and proposal processing.

                                        Purchase Contract Number HOM8XXE-197725G
                                                                 Dated: 01-31-00
                                                                     Page 2 of 4

                                   Exhibit B

        I.      Special In-Scope Technical Support

                Support other technical activities that become scope additions to the Boeing prime integration contract at the written direction of the Boeing Buyer.

        J.      Business Management Support

                Support program planning and scheduling activities.

2.0 BUYER'S REPRESENTATIVES

Notwithstanding anything contained in this Contract to the contrary, the parties hereto agree that "Buyer's Technical Representative(s)" or designated alternate is(are) authorized to call for and coordinate with Seller's Technical Representative(s), and is(are) responsible for directing, all within the scope of this Contract, the service(s) to be performed hereunder. Seller agrees that while its representatives are at the service(s) location(s), actions of such representatives while performing said service(s) shall be under the direction and control of the BTR(s). Except as authorized pursuant to the "Changes" clause of this Contract, the parties hereto agree that in no event will actions of the BTR(s) result in any adjustment in the terms and provisions of this Contract.

For the purposes of this Purchase Contract, Buyer's Technical Representatives are:

------------------------------------------------------------------------
  NAME                             DEPT. #/                    PHONE
                                   MAIL CODE                   NUMBER
------------------------------------------------------------------------
Brad Cohen                        5-5301/HS-11              281-336-4203
------------------------------------------------------------------------
Charles Dusold                 AG-J301/JHOU-HS34           281-336-5211
------------------------------------------------------------------------
Gayle Barrow                     5-5301/841-ZCO1            281-853-1547
------------------------------------------------------------------------
Greg Deiter                       5-5301/HS-21              281-336-4209
------------------------------------------------------------------------
James Purcell                   AG-T303/JHOU-5210           281 283-5451
------------------------------------------------------------------------
Jerry Siemers                     5-5301/HS-21              281-336-4646
------------------------------------------------------------------------
Joseph Kwasnieski                 5-5301/HS-21              281-336-5266
------------------------------------------------------------------------
Joseph Sherrill                   5-5303/HM-04              281-244-4780
------------------------------------------------------------------------
Karmen Barefield                  5-5301/HS-11              281-336-4726
------------------------------------------------------------------------
Mark Wilson                       5-5301/HM-04             281-244-4994
------------------------------------------------------------------------
Matthias Martin                   5-5615/HS-12              281-336-4721
------------------------------------------------------------------------
Michael Clifford                  5-5301/HS-43              281-336-4815
------------------------------------------------------------------------
Michael Raftery                   5-5301/HM-04             281-244-4936
------------------------------------------------------------------------
Roger Striegel                    5-5301/HS-11              281-336-4624
------------------------------------------------------------------------
Teddy Hollis                      5-5301/HS-23              281-336-4210
------------------------------------------------------------------------

It should further be understood that in no event shall the BTR(s) have any direct management/supervisory responsibility/control over Seller's employees assigned to perform all such service(s) associated with this Contract.

Buyer's Material Representative shall be Eden Williams, department 5-5240, mail code HM-T1. Seller shall contact Eden Williams on all contractual issues.

                                        Purchase Contract Number HOM8XXE-197725G
                                                                 Dated: 01-31-00
                                                                     Page 3 of 4
                                    Exhibit B

3.0 SELLER'S TECHNICAL REPRESENTATIVE

Buyer's Technical Representatives will coordinate all efforts with Seller's Technical Representatives:

-------------------------------------------------------------
Name                                            Phone Number
-------------------------------------------------------------
Jayant Ramakrishnan                            (281) 333-4419
-------------------------------------------------------------
Dick Beverlin                                  (281) 283-4272
-------------------------------------------------------------
Paul Schwartz
-------------------------------------------------------------
Nancy Tracy                                    (281) 336-4800
-------------------------------------------------------------
Ajit Kwatra                                    (281) 336-4269
-------------------------------------------------------------
Ernest L. Ener                                 (281) 336-4226
-------------------------------------------------------------
Basil Robbins                                   281-244-7380
-------------------------------------------------------------
Mike Gulizia                                   (281) 244-4596
-------------------------------------------------------------

4.0 PAYMENT RATES AND BILLING

Seller shall invoice Buyer for all direct labor hours on a weekly basis for all services performed herein as follows:

------------------------------------------------------------------------------
                                                   Contract Period
                                     -----------------------------------------
Labor Category                       Period 1         Period 2       Period 3
------------------------------------------------------------------------------
Member Administrative Staff - 1       $10.70           $11.18         $11.68
------------------------------------------------------------------------------
Member Administrative Staff - 2       $18.53           $19.36         $20.23
------------------------------------------------------------------------------
Member Administrative Staff - 3       $22.46           $23.47         $24.53
------------------------------------------------------------------------------
Member Administrative Staff - 4       $28.78           $30.08         $31.43
------------------------------------------------------------------------------
Member Administrative Staff - 5       $34.98           $36.56         $38.20
------------------------------------------------------------------------------
Member Administrative Staff - 6       $49.39           $51.61         $53.93
------------------------------------------------------------------------------
Member Technical Staff - 1            $24.36           $25.46         $26.60
------------------------------------------------------------------------------
Member Technical Staff - 2            $30.13           $31.49         $32.90
------------------------------------------------------------------------------
Member Technical Staff - 3            $37.82           $39.52         $41.30
------------------------------------------------------------------------------
Member Technical Staff - 4            $43.46           $45.42         $47.46
------------------------------------------------------------------------------
Member Technical Staff - 5            $51.27           $53.58         $55.99
------------------------------------------------------------------------------
Member Technical Staff - 6            $59.96           $62.66         $65.48
------------------------------------------------------------------------------
Member Technical Staff - 7            $73.42           $76.72         $80.17
------------------------------------------------------------------------------
Member Technical Staff - 8            $88.05           $92.01         $96.15
------------------------------------------------------------------------------

Seller shall be reimbursed for actual, reasonable travel expenses incurred while in an authorized travel status for the Buyer. All such travel shall include transportation by Common Carrier and/or $0.31 per mile for personal automobile use, coach airfare, hotel, meals, rental car, and miscellaneous expenses all of which in accordance with the Federal Acquisition Regulations (FAR) Clause 31.205-46, Travel Costs. All invoices including travel expenses shall be accompanied by itemized, documented receipts.

Seller's employee(s) must have Buyer's approval before any business travel using a Boeing Travel Authorization Form. Seller shall have the responsibility to arrange travel for Seller's employees.

                                        Purchase Contract Number HOM8XXE-197725G
                                                                 Dated: 01-31-00
                                                                     Page 4 of 4

                                    Exhibit B

5.0     Employee Reporting:

Seller shall furnish direct labor reports that will detail the charges accumulated against each of the Project Identification Codes (PIC's) noted below:

----------------------------------------------------------------------------
PIC     Material Activity ID             Discriptions
----------------------------------------------------------------------------
AGPGTM       GTM00257        Design, development, test, & evaluation (DDT&E)
----------------------------------------------------------------------------
AGPGTN       GTN01475        Integration and operations (I&O)
----------------------------------------------------------------------------
AGPGTR       GTR01134        Technical definition (Tech Def)
----------------------------------------------------------------------------
AGPGTT       GTR01568        Sustaining engineering
----------------------------------------------------------------------------
AGPGTU       GTU00965        Multi element integration testing (MEIT)
----------------------------------------------------------------------------
AGPGTV       GTV00987        Post production support (PPS)
----------------------------------------------------------------------------

These reports shall include, but not necessarily be limited to:

        o A weekly by employee name report to include the individual Activity ID number authorized in the CAA and summarized at the Material Activity ID number noted above in direct labor hours. In a format to include, but not necessarily limited to, the following:

                      1.     Material Activity ID Number
                      2.     CAA Activity ID Number
                      3.     Employee Name
                      4.     Direct Straight Time Hours
                      5.     Direct Overtime Hours

        o A monthly report by the individual Activity ID number authorized in the CAA and summarized at the Material Activity ID number noted above in direct labor hours, direct labor dollars, non-labor dollars, and total burdened dollars. In a format to include, but not necessarily limited to, the following:

                      1.     Material Activity ID Number
                      2.     CAA Activity ID Number
                      3.     Direct Straight Time Hours
                      4.     Direct Overtime Hours
                      5.     Billable Labor Costs
                      6.     Travel Costs
                      7.     Total Billable Costs

        o The monthly report shall include a reconciliation to the invoicing that is processed during the current month.

        o For effort on sustaining engineering, postproduction support, and multi element integration testing (MEIT) a monthly equivalent person (EP) report is required. Data shall be summarized at the Material Activity ID number in regular EP's, overtime EP's, and overtime percent.

        o       A monthly employee roster identifying the following:

                      1.     Employee Name
                      2.     Employee's Social Security Number
                      3.     Employee's Labor Classification
                      4.     Functional Area

These reports shall be delivered by Wednesday of each subsequent week after start of this contract.

                                       Purchase Contract Number: HOM8XXE-l97725G
                                                                 Dated: 01-31-00
                                                                     Page 1 of 4
                                   Exhibit B-1

--------------------------------------------------------------------------------
                         Member Administrative Staff - 1
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

High School Diploma.

General Description:

Entry level administrative position. Duties and tasks may be simple and repetitive. Assists in more advanced functions as part of training and development. Introduced to standard procedures. Refers most questions and problems to higher levels. Works under immediate supervision and from detailed verbal and written instructions. Some introductory knowledge of office related software and desktop computers.
--------------------------------------------------------------------------------
                         Member Administrative Staff - 2
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

High School Diploma plus 3 or more years of directly related experience.

General Description:

Performs general administrative support tasks. Duties and tasks are varied but standardized. Performs some more advanced skills. Works under direct supervision requiring minimal judgment and initiative. Fundamental knowledge of procedures. Resolves routine questions and problems, and refers more complex issues to higher levels, and selects from a variety of established procedures to accomplish assigned tasks. Typically requires a working knowledge and skill in office related software including word processing, scheduling and spreadsheet programs.
--------------------------------------------------------------------------------
                         Member Administrative Staff - 3
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

High School Diploma plus 5 or more years of directly related experience.

General Description:

Performs some specialized administrative support tasks. Some tasks are non-routine and non-repetitive in nature. Works under moderate supervision. May perform some professional level tasks requiring independent judgment, initiative and tact, subject to review and approval by supervision. General knowledge of procedures. Duties and tasks are varied and sometimes complex. Resolves most questions and problems, and refers the more complex issues to higher levels. Typically requires a broad knowledge and skill in office related software including word processing, scheduling and spreadsheet programs.
--------------------------------------------------------------------------------

                                        Purchase Contract Number HOM8XXE-197725G
                                                                 Dated: 01-31-00
                                                                     Page 2 of 4

                                   Exhibit B-1

--------------------------------------------------------------------------------
                          Member Administrative Staff - 4
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

An Associate degree or the equivalent combination of education and experience plus 8 or more years of directly related experience.

General Description:

Performs specialized administrative tasks of complex nature. Performs professional level tasks requiring independent judgment, initiative and tact. Determines method of collection and analysis of assigned projects. Moderate knowledge of procedures. Relies on experience and judgment to plan and accomplish assigned goals. Can orient, train, assign and approve work of lower level administrative personnel. Requires a broad knowledge of administrative related office software and personal computer proficiency.
--------------------------------------------------------------------------------
                          Member Administrative Staff - 5
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

A Bachelors degree or the equivalent combination of education and experience plus 10 or more years of directly related experience.

General Description:

Performs highly specialized administrative tasks of a complex nature. Works under minimal supervision. Performs professional level tasks requiring independent judgment, initiative and tact. Comprehensive knowledge of procedures and policies. Relies on experience and judgment to plan and accomplish assigned goals. Performs direct supervision of other administrative personnel. Serves as a resource to others in the resolution of more complex problems and procedures. Positions typically require a comprehensive knowledge of administrative software including project management and scheduling tools, as well as project analysis tools.
--------------------------------------------------------------------------------
                          Member Administrative Staff - 6
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

A Bachelors degree or the equivalent combination of education and experience plus 15 or more years of directly related experience.

General Description:

Performs highly specialized administrative tasks of a complex nature. Works under minimal supervision. Performs professional level tasks requiring independent judgment, initiative and tact. Comprehensive knowledge of procedures and policies. Relies on experience and judgment to plan and accomplish assigned goals. Performs direct supervision of other administrative personnel. Serves as a resource to others in the resolution of more complex problems and procedures. Positions require a comprehensive knowledge of administrative software including project management and scheduling tools, as well as project analysis tools. Similar to Member Administrative Staff, grade 5, but of a more senior level in terms of directly related experience and expertise. For some positions an advanced degree may be required.
--------------------------------------------------------------------------------

                                        Purchase Contract Number HOM8XXE-197725G
                                                                 Dated: 01-31-00
                                                                     Page 3 of 4
                                   Exhibit B-1

--------------------------------------------------------------------------------
                           Member Technical Staff - 1
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field with 0 to 1 year of experience.

General Description:

Knows fundamental concepts, practices and procedures of particular field of specialization. Using established procedures and working under immediate supervision, performs assigned tasks. Work is routine and instructions are usually detailed. Little evaluation, originality or ingenuity is required.
--------------------------------------------------------------------------------
                           Member Technical Staff - 2
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field plus 1 to 3 years of directly related experience. May be entry level for employees with a Masters Degree.

General Description:

Knows and uses well the fundamental concepts, practices and procedures of particular field of specialization. Under supervision, performs work that is varied and that may be somewhat difficult in character, but usually involves limited responsibility. Some evaluation, originality or ingenuity is required.
--------------------------------------------------------------------------------
                           Member Technical Staff - 3
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field plus 3 to 5 years of directly related experience, or an advanced degree in area of specialization plus 1 to 3 years of directly related experience. Entry level of Ph.D. level personnel.

General Description:

Possess and applies a broad knowledge of principles, practices, and procedures of particular field of specialization to the completion of difficult assignments. Usually works with minimum supervision, conferring with superior on unusual matters. May be assisted by Entry/Junior or Intermediate level personnel. Assignments are broad in nature, requiring originality and ingenuity.
--------------------------------------------------------------------------------
                           Member Technical Staff - 4
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field plus 5 to 8 years of directly related experience, or an MS degree plus 3 to 5 years of directly related experience, or a Ph.D. degree plus 1 to 3 years of directly related experience.

General Description:

Possess and applies a comprehensive knowledge of particular field of specialization to the completion of complex assignments. Under general supervision, plans, conducts, and supervises assignments. Reviews progress and evaluates results. Plans and assigns personnel for given projects or tasks. Recommends changes in procedures. Operates with substantial latitude for unreviewed action or decision. Reviews progress with management.
--------------------------------------------------------------------------------

                                        Purchase Contract Number HOM8XXE-197725G
                                                                 Dated: 01-37-00
                                                                     Page 4 of 4

                                  Exhibit B-1

--------------------------------------------------------------------------------
                           Member Technical Staff - 5
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field with more than 8 years of directly related experience, or a MS degree with more than 5 years of directly related experience, or a Ph.D. degree with over 3 years of directly related experience. Assignments necessitate advanced knowledge.

General Description:

Possess and applies a comprehensive knowledge of particular field of specialization to the completion of significant assignments. Has well developed leadership qualities. Crosses fields. Plans and conducts assignments, generally involving the larger and more important projects or more than one project. Reviews progress and evaluates results. May lead or direct projects. Assists with the review and evaluation of personnel performance. Evaluates progress and results and recommends major changes in procedures. Operates with considerable latitude for unreviewed action or decision. There may be more emphasis on personally conducting important and complex technical tasks with less project direction responsibility.
--------------------------------------------------------------------------------
                           Member Technical Staff - 6
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field with more than 12 years of directly related experience, or a MS degree with more than 10 years of directly related experience, or a Ph.D. degree with over 8 years of directly related experience. Assignments necessitate advanced knowledge. May require an advanced degree in Engineering Management.

General Description:

Possess and applies an advanced knowledge of particular field of specialization to the completion of projects of significant complexity. May require achieved recognized standing in professional field through original contribution. Plans and conducts work on complex projects necessitating the origination and application of new and unique approaches. May lead or direct projects. May represent the organization in outside discussions and forums.
--------------------------------------------------------------------------------
                           Member Technical Staff - 7
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field with more than 16 years of directly related experience, or a MS degree with more than 14 years of directly related experience, or a Ph.D. degree with over 12 years of directly related experience. Assignments necessitate advanced knowledge.

General Description:

Possess and applies an advanced knowledge of particular field of specialization to the completion of projects of major complexity. Must have achieved recognized standing in professional field through original contribution. Plans, conducts and directs work on complex projects necessitating the origination and application of new and unique approaches. Plans and directs projects and supplies technical inspiration, leadership and consultation to professional co-workers. Typically represents the organization in outside discussions and forums. Works with wide latitude for unreviewed action or decision.
--------------------------------------------------------------------------------
                           Member Technical Staff - 8
--------------------------------------------------------------------------------
Minimum Qualification Requirements:

BS degree (or the equivalent) in an Engineering discipline or related scientific field with more than 20 years of directly related experience, or a MS degree with more than 16 years of directly related experience, or a Ph.D. degree with over 14 years of directly related experience. Assignments necessitate advanced knowledge and/or unique technical specialization and experience.

General Description:

Highest technical position in the organization. Possess and applies an advanced knowledge of particular field of specialization to the completion of projects of major complexity. Advanced knowledge may span a variety of fields. Has achieved recognized standing in professional field through original contribution. Plans, conducts and directs work on complex projects necessitating the origination and application of new and unique approaches. Plans and directs projects and supplies technical inspiration, leadership and consultation to professional co-workers. Represents the organization in outside discussions and forums. Works with wide latitude for unreviewed action or decision. There may be more emphasis on personally conducting important and complex technical investigations. May serve as advisor to other personnel.
--------------------------------------------------------------------------------

Dynacs Engineering Company, Inc.                                        2/2/00

Purchase Contract-HOM8XXE-1 97725G Sample Report
For Period Of: 01-01-00-01/07-00


Material Activity          CAA Activity ID    Boeing        Dynacs     Employee      S/T      O/T        Total
  ID No. Number                Number         Manager      Employee      Rate       Hours    Hours      Dollars
GTM00257       GTMXXXXX
               GTMXXXXX
               GTMXXXXX
               GTMXXXXX
               GTMXXXXX
               GTMXXXXX
Subtotal                                                                  S/T Hours O/T Hours Total Dollars

GTN01475       GTNXXXXX
               GTNXXXXX
               GTNXXXXX
               GTNXXXXX
               GTNXXXXX
               GTNXXXXX
               GTNXXXXX
               GTNXXXXX
               GTNXXXXX
               GTNXXXXX
Subtotal                                                                  S/T Hours O/T Hours Total Dollars

GTRO1134       GTRXXXXX
               GTRXXXXX
               GTRXXXXX
               GTRXXXXX
               GTRXXXXX
               GTRXXXXX
               GTRXXXXX
Subtotal                                                                  S/T Hours O/T Hours Total Dollars

GTTO1568       GTTXXXXX
               GTTXXXXX
               GTTXXXXX
               GTTXXXXX
               GTTXXXXX
               GTTXXXXX
               GTTXXXXX
               GTTXXXXX

Subtotal                                                                  S/T Hours O/T Hours Total Dollars

GTU00965       GTUXXXXX
               GTUXXXXX
               GTUXXXXX
               GTUXXXXX


Dynacs Engineering Company, Inc.                                          2/2/00


               GTUXXXXX
               GTUXXXXX
               GTUXXXXX
               GTUXXXXX

Subtotal                                                                  S/T Hours O/T Hours Total Dollars

GTV00987       GTVXXXXX
               GTVXXXXX
               GTVXXXXX
               GTVXXXXX
               GTVXXXXX
               GTVXXXXX
               GTVXXXXX
               GTVXXXXX
Subtotal                                                                  S/T Hours O/T Hours Total Dollars

Total                                                                     S/T Hours O/T Hours Total Dollars

EXCEPT FOR THE ADMINISTRATIVE CHANGES SET FORTH BELOW, THIS ACTION DOES NOT AFFECT THE UNDERLYING TRANSACTION AS DEFINED IN PURCHASE CONTRACT JV4148

                             ADMINISTRATIVE CHANGES

1. WHEREVER IN THE PURCHASE CONTRACT REFERENCE IS MADE TO JV4188. IT IS HEREBY DELETED AND PURCHASE ORDER NO. HOM8XXE-197725G SUBSTITUTED THEREFOR.

2. The following additional administrative changes are made to the purchase contract identified above: (A particular provision discussed below may not be in the subject purchase contract, if it is not, it may be ignored.

        A. Work Order Charge Numbers are change, under the heading "line item accounting" as listed by line item in the separate section below.

        B. The invoicing address for mailing and overnight express of invoices or invoice payments wherever shown is changed to The Boeing Company, 5301 Bolsa Avenue, Huntington Beach, CA 92647-2099, Attention: ACCOUNTS PAYABLE, Mail Code H014-B419.

        C. Any references to mailing DD25O's to Seattle, Washington is deleted.

        D. The Sales/Use Tax registration number, where applicable, is changed to #143 04 006746. (Applicable only if the purchase contract specified a sales/use tax registration number.)

Except as changed above or otherwise herein, the delivery schedule, price or cost and terms and conditions of Purchase Contract JV4188 remain unchanged.

NOTWITHSTANDING ANY LANGUAGE HEREIN TO THE CONTRARY, YOU ARE REQUESTED TO PROVIDE WRITTEN ACKNOWLEDGEMENT OF RECEIPT OF THIS ORDER WITHIN THREE (3) WORKING DAYS OR SOONER.